                                 Sentinel Funds

                                  Annual Report

                                November 30, 2002




                             [GRAPHIC APPEARS HERE]

               [LOGO] Sentinel Group Funds, Inc. (SGF)

                      Sentinel Pennsylvania
                      Tax-Free Trust (PA)

                      National Life Drive,
                      Montpelier, Vermont 05604

                      (800) 282-FUND (3863)



                      ----------------------------------------------------------
                      Table of Contents

                        2 Message to Shareholders
                        6 Understanding your Sentinel Funds Financial Statements 7 Fund Performance
                        8 Sentinel Investment Team
                        9 Sentinel Flex Cap Opportunity Fund
                       16 Sentinel Small Company Fund
                       23 Sentinel Mid Cap Growth Fund
                       30 Sentinel International Equity Fund
                       36 Sentinel Growth Index Fund
                       42 Sentinel Common Stock Fund
                       49 Sentinel Balanced Fund
                       57 Sentinel High Yield Bond Fund
                       64 Sentinel Bond Fund
                       69 Sentinel Tax-Free Income Fund
                       74 Sentinel New York Tax-Free Income Fund
                       79 Sentinel Government Securities Fund
                       84 Sentinel Short Maturity Government Fund
                       90 Sentinel U.S. Treasury Money Market Fund
                       94 Sentinel Pennsylvania Tax-Free Trust
                       99 Notes to Financial Statements
                      106 Report of Independent Accountants
                      107 Federal Tax Status of Dividends and Distributions
                      108 Services for Shareholders
                      111 Directors/Trustees and Officers
                      116 A Brief History



                      On the cover:
                      Shopping mall, Vermont style.

                      Original oil by Douglas Fryer

                             Message to Shareholders

                                     [PHOTO]

                                  JOSEPH M. ROB
                                  Chairman and President

Dear Shareholder:

We are pleased to submit our annual report for the twelve-month period ending November 30, 2002. The past fiscal year was marked by continued financial market turbulence, resulting from economic and geopolitical uncertainties. Despite a resumption in domestic economic growth, the stock market experienced another year of negative returns, while the bond market proved to be a welcome and offsetting source of positive performance. In this difficult environment, we are pleased to report that the Sentinel Funds once again provided exceptional relative investment performance across all asset classes.

The Economy
The road to economic recovery during the fiscal year continued to progress in a gradual and erratic fashion. If fourth quarter Gross Domestic Product grows as expected, the economy's 2002 annual growth rate should be around 3%, a respectable rebound after last year's recession. Despite a firmer tone in economic numbers, corporate profits remained stagnant and employment growth was nonexistent. Frustration has been building among policymakers, investors and in the workforce. The Federal Reserve continued to provide all possible stimulus, decreasing short-term interest rates for the twelfth time in the past two years to 1.25% in November, its lowest level in over 40 years. In addition, meaningful money supply increases have provided ample liquidity to the financial markets. Federal tax cuts, instituted last year, provided additional stimulus during 2002. Despite all these measures, the rate of economic progress was muted when compared to past recovery phases. The reason for the atypical response in the economy was the excessive nature of business expansion during the 1990s. An extraordinarily high level of business spending and consumer demand in the late `90s fulfilled many needs and left fewer unmet demands. Time should cure the excess capacity problems afflicting certain pockets of the economy, but we are still working through this process.

     To a great degree, the response of U.S. businesses to the slower growth dynamic has been significant. In the past two years, the corporate sector has been diligently paring costs, decreasing the work force and rebuilding the strength of balance sheets. While this has meant some pain for workers and has negatively impacted economic activity due to lower levels of capital spending, the measures taken should provide a healthier platform for renewed growth in the future. The economic downturn in 2001 was led by a decrease in corporate spending activity. With leaner corporations and accommodative interest rates, the leverage in corporate profits should be impressive once spending levels accelerate.

     Consumer spending has been unusually robust in this slow growth environment, defying many predictions of a slowdown and helping to cushion the economic downside. Consumers have continued to spend freely due to solid wage growth, cash obtained from refinancing mortgages on appreciating homes, and excellent deals and incentives offered by retailers and auto companies. The drawback has been an increase in consumer indebtedness that on many measures approaches historic highs. Consumers likely will have to moderate their spending growth in the future to allow for time to repair their financial positions, much as businesses have done during the past two years.

     One consistent source of stimulus to the economy has been federal tax cuts and spending growth. Last year's tax cuts and proposals for future tax decreases could provide ample incentives to economic activity. In addition, increased spending on homeland security and defense outlays have bolstered growth. In contrast, state and local governments are experiencing severe budgetary pressures and are cutting back on services while increasing taxes. Federal initiatives are even more critical in mitigating these local pressures and providing much-needed stimulus to the economy.

     In the future, we expect the economy to grow steadily, but more slowly than in previous upturns, given the near-term challenges cited above. The all-important consumer sector could be a formidable drag on the pace of growth, while business capital spending should begin to gain some needed traction in the new year. Once excess capacity issues are resolved, the elements are in place for the sustained, albeit moderate, growth that we expect to gain momentum as business and consumer confidence return.

The Financial Markets

Equity Markets
During the fiscal year, stocks moved broadly lower across all equity investment styles and market capitalizations. Value and growth styles, large and small companies, international equities - all approaches were overwhelmed by equity liquidation. The Standard & Poor's 500 Index lost 16.5%, the Dow Jones Industrial Average dropped 7.8% and the NASDAQ decreased 23.1% during the 12-month period. All sectors of the stock market experienced decreases, and the vast majority of stocks declined in value. Let us hope this proves to be a final catharsis leading to better returns ahead.

     Stock market difficulties resulted from a number of lingering issues. Foremost was the unusual nature of the current economic recovery. The Federal Reserve has been historically accommodative in reducing short-term interest rates and injecting abundant funds into the economy, while the federal government cut taxes and increased spending for defense and homeland security. Despite these measures, the economic recovery of 2002 was tepid. Corporate profit growth has been poor, job creation nonexistent and growth catalysts notably absent, frustrating investors' hopes for an imminent economic resurgence. Looking forward, the pace of recovery likely will continue to be muted compared to prior episodes, due to the high level of domestic private sector debt and the relatively low level of expected corporate capital spending.

     Another headwind to the market's progress has been the fact that stock prices, on average, have not traded at particularly cheap levels. The stock market has been relatively fully valued for much of the past two years, even as stock prices have deteriorated. Perhaps this serves as testament to the severe over-valuations achieved at the height of the stock market bubble of 2000; perhaps it represents enduring investor optimism and complacency regarding future corporate prospects. Clearly, valuations have improved and the range of opportunities to invest in attractive stocks has expanded. However, investors' appetite for speculative trading and their chronic overestimation of corporate earnings prospects resembles some of the poor and ultimately damaging investment practices of the mania years. The excesses have not been fully wrung out, although the healing process is well advanced.

     A third reason for poor stock market performance has been the notable lack of earnings growth in corporate America. The rate of stock appreciation from current levels is critically dependent on the pace of earnings growth. We believe corporate earnings will continue to make solid progress over the next few years as companies restructure to become more efficient. As business grows, leverage in earnings will be much improved. Because stock valuations are historically high as measured by price/earnings ratios, we envision earnings growing faster than stock prices, allowing market valuations to trend toward more attractive levels. Companies that can deliver earnings, and are undervalued in the marketplace, should deliver solid returns. Many companies may not perform well due to subpar earnings prospects and/or richly valued stock prices. Performance should be spottier than in past recoveries due to the more subdued character of the current economic upswing.

     Finally, we cannot contemplate the difficulties in the stock market during the past year without highlighting the scandalous corporate practices that have been exposed. It seems that the cycle of ethical behavior follows the cyclical pattern of markets. Bull markets breed hubris, greed and overreaching; bear markets rekindle the reckoning - puritanical ire, fear and humility. During the greatest bull market we have ever seen in this country, the level of egregious activity reached all-time highs. Accounting gimmickry, corporate misstatements and lies, investor deceptions, etc. - the list is long and likely to grow. What made it all possible was the willingness of all parties to let down their guard and suspend prudent judgment when times were flush. It is an eternal and inevitable cycle - one magnified in a capitalist system where the best, and worst, of human endeavor are able to compete with each other and assert themselves. While the deceptive and felonious practices we have witnessed cannot be condoned, they are one cost of an open and vibrant economic system that over time, generates for society many more positive results than negative. To a great degree, such malpractices are now widely recognized, all investor constituencies have their guard up and the process of redress is underway.

     After a prolonged decline in stock prices encompassing all industries and economic sectors, the spring seems wound tightly for a meaningful rebound. While odds favor a resumption of growth in share prices, we would balance this observation with the fact that stock prices are not, in general, very cheap, but are rather normally valued. Demonstrated earnings growth will be critically important in stock price performance. Valuations have improved and the range of opportunities to invest in attractive stocks has expanded. This is the type of environment in which our equity managers expect to add more value to our portfolios.

Fixed-Income Markets
The past year was another volatile one in the fixed-income markets with respect to interest rate movements, changes in the shape of the U.S. Treasury yield curve, and in the relative spreads between Treasury bonds and corporate bonds. For example, U.S. Treasury Notes at 10-year maturity traded at yields between 3.5% and 5.5%, closing at 4.21% - down 0.54% for the year. Short-term interest rates decreased substantially more than longer-term rates, due to the impact of the Federal Reserve's interest rate reduction program. In this declining rate environment, mortgage-backed security prepayments surged to record levels, as homeowners rushed to refinance loans.

    Extreme volatility remained the norm in the corporate bond market throughout the year as sentiment was impacted by negative accounting and corporate governance issues. Market reaction to perceived problems in individual companies was swift and severe, with bond prices declining by percentages usually associated with equity investments. Record bankruptcies, SEC investigations, accounting restatements and prominent management departures forced risk premiums to record levels and credit quality spreads in the corporate bond market widened substantially. The fear of exposure to hidden credit problems kept investors on the sidelines for all but the most pristine high-grade company bonds. Particularly hard hit were telecom, cable, airline and natural gas pipeline bonds. The best performers were energy, consumer products, financial and industrial bonds. In the aggregate, the best-performing bond investments were the highest quality U.S. government bonds and mortgage-backed securities. As investor confidence has improved near the end of the fiscal year, returns have reversed, with lower quality issues beginning to materially outperform investment grade bonds. While the spread relationships have reverted toward more normal levels, the environment of relatively wide spreads endures, indicating a heightened level of investor uncertainty.

    Moves by the Federal Reserve to decrease short-term rates, coupled with a large increase in money supply, clearly have helped to improve bond market sentiment. In the fourth quarter, U.S. Treasury yields increased due to investors' increasing preference for corporate bonds. While some additional narrowing of spreads may occur, a more robust economic climate and improving corporate operating trends are a requirement to revert to a more "normal" yield environment. In general, we counsel bond investors to expect interest coupons to provide the bulk of total return on bonds, with price appreciation representing a minor component of return over the next year.

Sentinel Family of Funds
We believe it is appropriate to highlight continuing strong performance and consistent improvement in the Sentinel Family of Funds. While we have a number of funds that have exhibited exceptional relative investment performance - including the Sentinel Small Company Fund, International Equity Fund and Short Maturity Government Fund - a more important message is the consistently good relative performance across all investment styles and in individual portfolios versus many similar funds and the market benchmarks. The majority of Sentinel Funds have achieved results over a 3- and 5-year time frame that are well above median.

    While we have stellar individual performers, the real story is the breadth of solid performance over time and across the full array of our fund offerings that makes Sentinel stand out as a fund group. Our goal is to continue this record of strong performance in the future.

Summary
The challenging financial market environment of the past fiscal year has been quite difficult for investors. Stocks have decreased for three straight years after the strong bull market of the 1990s, leading many to question their equity holdings. On the other hand, bond investors have fared very well as interest rate declines have helped their positions. In past communications, we have stressed that investors should hold a diversified portfolio of funds suited to meeting their individual investment goals. The effectiveness and importance of diversification and risk control have been reinforced by recent market returns. The same diversification strategies are appropriate in the future.

     Looking ahead, we believe the platform for sustained economic recovery and improving corporate prospects is stronger than in many years. Given geopolitical concerns, lingering debt problems among consumers and still tenuous investor confidence, we may not be totally out of the woods yet. However, the balance of risks appears to be shifting to a more constructive view as many economic and corporate problems are addressed. Time is the essential ingredient in resolving economic dislocations. While an immediate catalyst for a meaningful and sustained upswing in the economy and stock market remains elusive, time has been working in our favor. Corporations have improved their operations while regulators have tightened oversight standards for business to prevent a repeat of the last two years' parade of poor governance issues. We have positioned our portfolios' holdings in a volatile environment to benefit from firming future trends. As business prospects return to more solid footing, our investment holdings should be poised to benefit.

     We thank you for your continued support and look forward to effectively meeting your investment needs in the years ahead.


Sincerely,

/s/ JOSEPH M. ROB

Joseph M. Rob
Chairman & President

December 15, 2002

Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities
This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

     .  a list of each investment
     . the number of shares/par amount of each stock, bond or short-term note . the market value of each investment
     .  the percentage of investments in each industry
     .  the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities
This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

    Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations
This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

     .  income earned from investments
     .  management fees and other expenses
     . gains or losses from selling investments (known as realized gains or losses)
     . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets
These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

     . operations - a summary of the Statement of Operations for the most recent period
     .  distributions - income and gains distributed to shareholders
     . capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights
These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

     .  share price at the beginning of the period
     .  investment income and capital gains or losses
     . income and capital gains distributions paid to shareholders . share price at the end of the period

It also includes some key statistics for the period:

     . total return - the overall percentage return of the fund, assuming reinvestment of all distributions
     . expense ratio - operating expenses as a percentage of average net assets . net income ratio - net investment income as a percentage of average net assets
     . portfolio turnover - the percentage of the portfolio that was replaced during the period.

                                Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                   For the period from
                                                                12/01/01 through 11/30/02
                                                      --------------------------------------------
                                                      11/30/02
                                                      Net Asset                Capital
Sentinel                             Fund     Nasdaq  Value Per   Income         Gain      Total
Fund                                 Class    Symbol    Share    Dividends  Distributions  Return*
--------------------------------------------------------------------------------------------------
Flex Cap Opportunity              "A" Shares  SCOAX   $   3.52    $    --      $    --     -28.60%
                                  ----------------------------------------------------------------
                                  "B" Shares  SFCBX       3.42         --           --     -29.48
                                  ----------------------------------------------------------------
                                  "C" Shares  SFOCX       3.44         --           --     -29.07
--------------------------------------------------------------------------------------------------
Small Company                     "A" Shares  SAGWX       5.17         --         0.05      -7.03
                                  ----------------------------------------------------------------
                                  "B" Shares  SESBX       4.69         --         0.05      -8.06
                                  ----------------------------------------------------------------
                                  "C" Shares  SSCOX       5.09         --         0.05      -7.97
--------------------------------------------------------------------------------------------------
Mid Cap Growth                    "A" Shares  SNTNX      10.32         --           --     -18.29
                                  ----------------------------------------------------------------
                                  "B" Shares  SMGBX       9.76         --           --     -19.14
                                  ----------------------------------------------------------------
                                  "C" Shares  SMGCX       9.99         --           --     -19.44
--------------------------------------------------------------------------------------------------
International Equity**            "A" Shares  SWRLX      11.83       0.14         0.04      -9.21
                                  ----------------------------------------------------------------
                                  "B" Shares  SEWBX      11.57         --         0.04     -10.31
                                  ----------------------------------------------------------------
                                  "C" Shares  SWFCX      11.63         --         0.04     -10.61
--------------------------------------------------------------------------------------------------
Growth Index                      "A" Shares  SIDAX      12.43       0.01           --     -18.73
                                  ----------------------------------------------------------------
                                  "B" Shares  SBGRX      12.11         --           --     -19.59
                                  ----------------------------------------------------------------
                                  "C" Shares  SGICX      11.80         --           --     -20.16
--------------------------------------------------------------------------------------------------
Common Stock                      "A" Shares  SENCX      25.70       0.18         3.61     -12.55
                                  ----------------------------------------------------------------
                                  "B" Shares  SNCBX      25.50         --         3.61     -13.39
                                  ----------------------------------------------------------------
                                  "C" Shares  SCSCX      25.51         --         3.61     -13.48
--------------------------------------------------------------------------------------------------
Balanced                          "A" Shares  SEBLX      14.10       0.33         0.96      -7.67
                                  ----------------------------------------------------------------
                                  "B" Shares  SEBBX      14.15       0.20         0.96      -8.35
                                  ----------------------------------------------------------------
                                  "C" Shares  SBACX      14.11       0.20         0.96      -8.47
                                  ----------------------------------------------------------------
                                  "D" Shares  SBLDX      14.05       0.14         0.96      -8.82
--------------------------------------------------------------------------------------------------
High Yield                        "A" Shares  SEHYX       7.48       0.63           --       6.09
                                  ----------------------------------------------------------------
                                  "B" Shares  SYLBX       7.47       0.59           --       5.49
                                  ----------------------------------------------------------------
                                  "C" Shares  SHBCX       7.53       0.54           --       5.00
--------------------------------------------------------------------------------------------------
Bond                              "A" Shares  SNBDX       6.07       0.30           --       3.38
                                  ----------------------------------------------------------------
                                  "B" Shares  SEDBX       6.09       0.25           --       2.44
--------------------------------------------------------------------------------------------------
Tax-Free Income                   "A" Shares  SETIX      13.38       0.58           --       4.92
--------------------------------------------------------------------------------------------------
New York Tax-Free Income          "A" Shares  SYIAX      12.25       0.52           --       6.19
--------------------------------------------------------------------------------------------------
Government Securities             "A" Shares  SEGSX      10.34       0.51           --       6.70
--------------------------------------------------------------------------------------------------
Short Maturity Government         "A" Shares  SSIGX       9.78       0.47           --       5.68
--------------------------------------------------------------------------------------------------
U.S. Treasury Money Market        "A" Shares  SNTXX       1.00       0.01           --       1.15
                                  ----------------------------------------------------------------
                                  "B" Shares  SUBXX       1.00       0.01           --       0.89
--------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust       "A" Shares  SPATX      13.07       0.49           --       5.49
--------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                     --         --           --     -16.51
--------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index ++                              --         --           --       7.34
--------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index +++                             --         --           --       6.32

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.
 **  Formerly Sentinel World Fund. Name change effective July 1, 2002.
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

                          The Sentinel Investment Team


                           [GROUP PHOTO APPEARS HERE]


"The events of the past year have brought into focus the value of investment management experience like few other times in recent history. With an average of more than 18 years of investment experience apiece, members of the Sentinel Investment Team have produced performance across all investment styles that is consistently strong relative to many similar funds and market benchmarks.

"Our investment approach is a disciplined one focusing on independent thinking, in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role. But the most important factor continues to be our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach which has not only withstood the test of time, but is especially appropriate in today's investment environment."

                                                   Rodney A. Buck


Standing, left to right: Charles C. Schwartz, CFA, Vice President, Equity Analyst and Co-Manager - Sentinel Growth Index Fund; William C. Kane, CFA, Vice President - Fixed Income Research; Kenneth J. Hart, Vice President and Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Co-Manager - Sentinel Bond Fund; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research; Daniel E. Gass, CFA, Vice President - Fixed Income Research; Daniel J. Manion, CFA, Vice President & Co-Manager - Sentinel Common Stock Fund; Thomas H. Brownell, CFA, Senior Vice President & Director, Bond Research; Betsy G. Pecor, CFA, Assistant Vice President & Equity Analyst; Joseph A. Feeney, Vice President & Head Equity Trader; Karissa A. McDonough, CFA, Fixed Income Analyst.

Seated, left to right: Robert L. Lee, CFA, Senior Vice President & Manager - Sentinel Mid Cap Growth Fund; Lead Manager - Sentinel Growth Index Fund;
David M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Bond Fund, Sentinel Balanced Fund; Rodney A. Buck, CFA, Chief Executive Officer
- Sentinel Advisors Company; Scott T. Brayman, CFA, Vice President & Manager - Sentinel Small Company Fund; Van Harissis, CFA, Senior Vice President & Lead Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund; Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury Money Market Fund.

Not pictured: Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund; Erik B. Granade, CFA, Manager - Sentinel International Equity Fund; David Hyun, CFA, Manager - Sentinel Flex Cap Opportunity Fund; Hilary T. Roper, CFA, Vice President & Equity Analyst.

     Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing primarily in "growth" stocks of companies of all sizes listed on U.S. exchanges or the over-the-counter market.

                       Sentinel Flex Cap Opportunity Fund

We do not anticipate an immediate return to bull-market fever, but we do expect that the markets will start to move in alignment with the overall economy.

The twelve months ended November 30th, 2002 was an extraordinarily difficult period for equity securities. At the start of the period, the market succeeded in capitalizing on positive stock movement during October and November 2001 rallies. Encouraged by a 25 basis point cut on December 11, 2001, investors continued to buy during the final month of the year. The NASDAQ closed out 2001 40.6% above its September 21st low, and equity markets seemed to be headed towards the New Year with strong momentum.

     The first quarter of 2002 brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further during the quarter. Furthermore, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

     The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large-cap stocks leading the downturn.

     The downward spiral continued throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found very little reason to buy. Concern over a possible war with Iraq and unresolved corporate accounting scandals also helped to exacerbate the selling. Despite the steep decline in stock prices, the Federal Reserve decided against any further rate cuts during the three-month period. July, August and September saw the continued collapse of most equity indices. By the end of September, the NASDAQ and S&P 500 had reached six- and five-year lows, respectively. Fortunately, the markets found some much needed relief in October and November. Fueled in part by solid earnings from bellwethers like Citigroup, IBM and General Motors, a Republican sweep in the midterm elections, and a larger-than-expected 50 basis point rate cut on November 6th, markets trended higher during the first two months of the fourth quarter and headed into December with positive momentum.

     For the twelve months ended November 30, 2002, the Fund underperformed the S&P 500 Index. While an underweighting in the weak utilities sector was of benefit to the Fund, poor performing technology stocks and an inherent growth bias negatively impacted returns throughout the twelve month period. As of November 30, 2002, the portfolio held 59 stocks and had a cash position of 2.8%. Health care, information technology, and consumer discretionary represented the top three sectors. The portfolio is well diversified, as evidenced by top holdings Pfizer Inc., Microsoft Corp., Gilead Sciences Inc., Forest Laboratories Inc. and Oracle Corp.

     In general, we believe that the worst is now behind us. It is our view that the markets likely reached a bottom on

Sentinel Flex Cap Opportunity Fund Performance
Class A Shares, February 25, 2000 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Flex Cap
Opportunity Fund       $3,344

Morningstar Large
Cap Growth             $4,985

Standard & Poor's 500
Stock Index+           $7,293

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of stocks reflecting average prices in the stock market.

-------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

            w/sales   w/o sales
Period      charge++   charge
1 Year      -32.18%   -28.60%
-------------------------------
Since
Inception*  -32.74%   -31.47%
-------------------------------

++Sales charge applicable to
  year of initial investment

*2/25/00

October 9th, and that they will steadily recover over the coming year. We do not anticipate an immediate return to bull-market fever, but we do expect that the markets will start to move in alignment with the overall economy. Provided that corporations do not start cutting jobs on a substantial scale, we feel that consumer spending will likely continue its steady growth. Furthermore, in terms of capital spending, corporations are already beginning to ramp-up. On the whole, the market has been shedding the excess valuations of the late 1990s and we believe it has overshot on the downside. We are very optimistic about equity prospects and we see this period as an opportunity for aggressive buying.

/s/ David Hyun

David Hyun, CFA

Fred Alger Management Company

                       Sentinel Flex Cap Opportunity Fund

Investment in Securities
at November 30, 2002

                                             Shares             Value
                                                               (Note 1)
-------------------------------------------------------------------------
  Common Stocks 97.2%
  Aerospace/Defense 1.1%
* Alliant Techsystems, Inc.                     5,050        $   297,950
                                                           --------------
  Biotechnology 4.8%
* Amgen, Inc.                                  17,500            826,000
* Biogen, Inc.                                 11,300            498,895
                                                           --------------
                                                               1,324,895
                                                           --------------
  Building & Construction 1.0%
  D.R. Horton, Inc.                            14,250            272,318
                                                           --------------
  Commercial Services
   & Supplies 2.7%
* Apollo Group, Inc. -
   Class A                                      5,950            245,438
* Career Education Corp.                       12,600            490,266
                                                           --------------
                                                                 735,704
                                                           --------------
  Communication Equipment
   & Services 2.1%
* Ciena Corp.                                  45,900            305,235
  Vodafone Group (ADR)                         14,300            268,125
                                                           --------------
                                                                 573,360
                                                           --------------
  Computer Related
   & Business Services 1.0%
* EMC Corp.                                    36,500            264,625
                                                           --------------
  Diversified Financial 5.5%
  Citigroup                                    21,300            828,144
  Merrill Lynch & Company                       5,900            256,650
  SLM Corp.                                     4,200            410,466
                                                           --------------
                                                               1,495,260
                                                           --------------
  Electronics 2.2%
* KLA-Tencor Corp.                             13,500            596,295
                                                           --------------
  Energy Equipment
   & Services 1.3%
* Cooper Cameron Corp.                          2,250            115,335
  Halliburton Company                          11,500            241,500
                                                           --------------
                                                                 356,835
                                                           --------------
  Health Care Equipment
   & Supplies 5.9%
* Alcon, Inc.                                   8,400            351,960
* Varian Medical Systems                        4,400            205,436
  Wyeth                                        14,600            561,078
* Zimmer Holdings, Inc.                        13,500            508,140
                                                           --------------
                                                               1,626,614
                                                           --------------
  Health Care Products, Facilities
   and Services 8.8%
  Amerisourcebergen Corp.                       9,000            522,180
* Anthem, Inc.                                  9,400            556,950
* Boston Scientific Corp.                      15,300            642,600
  HCA, Inc.                                     6,800            273,224
* St. Jude Medical, Inc.                       11,660            406,001
                                                           --------------
                                                               2,400,955
                                                           --------------
  Hotels, Restaurant
   & Leisure 2.9%
* Brinker International                        10,000            298,000
* International Game
   Technology                                   6,300            485,730
                                                           --------------
                                                                 783,730
                                                           --------------
  Information Technology
   Consulting & Services 2.4%
* Affiliated Computer
   Services                                    12,970            648,500
                                                           --------------
  Insurance 2.0%
  Aflac, Inc.                                   8,800            271,480
* Willis Group Holdings Ltd.                    9,625            265,746
                                                           --------------
                                                                 537,226
                                                           --------------
  Internet Software
   & Catalog Retail 3.9%
* EBay, Inc.                                   11,925            822,228
* Hotels.com                                    3,200            233,024
                                                           --------------
                                                               1,055,252
                                                           --------------
  Media 2.8%
  New York Times Co. -
   Class A                                      2,930            140,757
  Tribune Company                               7,500            343,500
* Viacom, Inc. - Class B                        6,000            282,060
                                                           --------------
                                                                 766,317
                                                           --------------
  Medical Services 3.4%
* Gilead Sciences, Inc.                        23,400            923,832
                                                           --------------
  Pharmaceuticals 16.6%
  Allergan, Inc.                                2,600            152,854
* Forest Laboratories, Inc.                     8,000            858,640
* IDEC Pharmaceuticals
   Corp.                                        4,850            159,129
  Johnson & Johnson                             9,700            553,094
  Merck & Company, Inc.                        14,100            837,681
  Pfizer, Inc.                                 30,600            965,124
  Pharmacia Corp.                              16,100            681,030
  Teva Pharmaceutical (ADR)                     4,150            328,099
                                                           --------------
                                                               4,535,651
                                                           --------------
  Retailing 8.6%
* Abercrombie & Fitch Co.                      24,250            603,098
* Bed Bath & Beyond, Inc.                       8,400            291,396
* Best Buy, Inc.                                6,000            166,080
* Dollar Tree Stores                           19,600            575,260
  Lowes Companies                               6,800            282,200
* Petsmart, Inc.                                2,200             40,590
  Wal-Mart Stores, Inc.                         7,350            398,076
                                                           --------------
                                                               2,356,700
                                                           --------------
  Semiconductor Equipment
   & Products 7.7%
* Intersil Holding Corp.                       31,700            548,093
* Marvell Technology
   Group Ltd.                                  12,400            280,736
* Maxim Integrated
   Products                                    19,500            820,755
  National Semi-Conductor
   Corp.                                       23,000            466,900
                                                           --------------
                                                               2,116,484
                                                           --------------
  Software 10.3%
* Intuit, Inc.                                 10,195            549,918
* Microsoft Corp.                              16,000            925,120
* Oracle Corp.                                 69,000            838,350
* Take Two Interactive
   Software                                    16,700            499,831
                                                           --------------
                                                               2,813,219
                                                           --------------
  Textiles, Apparel
   & Luxury Goods 0.2%
* Jones Apparel Group                           1,800             66,240
                                                           --------------
  Total Common Stocks
   (Cost $25,244,119)                                         26,547,962
                                                           --------------

                                         Principal Amount       Value
                                            (M=$1,000)         (Note 1)
-------------------------------------------------------------------------
U.S. Government Agency
   Obligations 7.9%
Federal Farm Credit Bank
   1.53%, 12/03/2002                             300M        $   299,974
Federal Home Loan Bank
   1.20%, 12/10/2002                             250M            249,925
Federal Home Loan Bank
   1.46%, 12/11/2002                             100M             99,959
Federal Home Loan Bank
   1.64%, 12/11/2002                             100M             99,954
Federal National Mortgage
   Association
   1.54%, 12/10/2002                             300M            299,885
Federal National Mortgage
   Association
   1.40%, 12/18/2002                             400M            399,736
Federal National Mortgage
   Association
   1.20%, 12/27/2002                             700M            699,393
                                                           --------------
Total U.S. Government
   Agency Obligations
   (Cost $2,148,826)                                           2,148,826
                                                           --------------
Total Investments
   (Cost $27,392,945)**                                       28,696,788
Excess of Liabilities
   Over Other Assets (5.1%)                                   (1,391,854)
                                                           --------------
Net Assets                                                 $  27,304,934
                                                           ==============

*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2002 net unrealized appreciation for federal income tax purposes aggregated $1,303,843 of which $2,199,103 related to appreciated securities and $895,260 related to depreciated securities. (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

                       Sentinel Flex Cap Opportunity Fund

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------
 Assets
 Investments at value (Cost $27,392,945)                   $  28,696,788
 Cash and cash equivalents                                        45,781
 Receivable for securities sold                                1,951,099
 Receivable for fund shares sold                                  32,074
 Receivable for dividends and interest                            11,718
                                                         ----------------
   Total Assets                                               30,737,460
                                                         ----------------

--------------------------------------------------------------------------
 Liabilities
 Payable for securities purchased                              3,357,302
 Payable for fund shares repurchased                               2,440
 Accrued expenses                                                 22,911
 Management fee payable                                           20,208
 Distribution fee payable (Class A Shares)                         3,810
 Distribution fee payable (Class B Shares)                        13,087
 Distribution fee payable (Class C Shares)                         2,032
 Fund service fee payable                                         10,736
                                                         ----------------
   Total Liabilities                                           3,432,526
                                                         ----------------
 Net Assets Applicable to Outstanding shares               $  27,304,934
                                                         ================

 Net Asset Value and Offering Price per Share
   Class A Shares
 $17,000,039 / 4,825,986 shares outstanding                $        3.52
 Sales Charge -- 5.00% of offering price                            0.19
                                                         ----------------
 Maximum Offering Price                                    $        3.71
                                                         ================
   Class B Shares
 $7,775,003 / 2,270,428 shares outstanding                 $        3.42
                                                         ================
   Class C Shares
 $2,529,892 / 735,558 shares outstanding                   $        3.44
                                                         ================

--------------------------------------------------------------------------
 Net Assets Represent
 Capital stock at par value                                $      78,320
 Paid-in capital                                              75,494,861
 Accumulated distributions in excess of
   net investment income                                            (836)
 Accumulated undistributed net realized loss
   on investments                                            (49,571,254)
 Unrealized appreciation of investments                        1,303,843
                                                         ----------------
 Net Assets                                                $  27,304,934
                                                         ================



See Notes to Financial Statements.


Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------
 Investment Income
 Income:
 Dividends                                                 $     116,570
 Interest                                                         44,902
                                                         ----------------
   Total Income                                                  161,472
                                                         ----------------
 Expenses:
 Management advisory fee                                         319,511
 Transfer agent fees                                             178,270
 Custodian fees                                                   16,944
 Distribution expense (Class A Shares)                            59,999
 Distribution expense (Class B Shares)                           101,932
 Distribution expense (Class C Shares)                            32,222
 Accounting services                                              12,230
 Auditing fees                                                     4,500
 Legal fees                                                        2,450
 Reports and notices to shareholders                              16,250
 Registration and filing fees                                     28,046
 Directors' fees and expenses                                      4,507
 Other                                                             3,257
                                                         ----------------
   Total Expenses                                                780,118
   Expense Offset                                                 (1,444)
                                                         ----------------
   Net Expenses                                                  778,674
                                                         ----------------
 Net Investment Loss                                            (617,202)
                                                         ----------------

--------------------------------------------------------------------------
 Realized and Unrealized Loss on Investments
 Net realized loss on sales of investments                   (11,407,621)
 Net change in unrealized appreciation
   (depreciation)                                               (154,533)
                                                         ----------------
 Net Realized and Unrealized Loss
   on Investments                                            (11,562,154)
                                                         ----------------
 Net Decrease in Net Assets from Operations                $ (12,179,356)
                                                         ================



 See Notes to Financial Statements.

                       Sentinel Flex Cap Opportunity Fund

Statement of Changes on Net Assets

                                                    Year Ended       Year Ended
                                                      11/30/02         11/30/01
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment loss                             $    (617,202)    $   (543,016)
Net realized loss on sales of investments         (11,407,621)     (20,083,864)
Net change in unrealized
   appreciation (depreciation)                       (154,533)      10,263,073
                                                --------------    -------------
Net decrease in net assets from operations        (12,179,356)     (10,363,807)
                                                --------------    -------------

--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                           -                -
   Class B Shares                                           -                -
   Class C Shares                                           -                -
From net realized gain on investments
   Class A Shares                                           -                -
   Class B Shares                                           -                -
   Class C Shares                                           -                -
                                                --------------    -------------
Total distributions to shareholders                         -                -
                                                --------------    -------------

--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                   3,132,134        8,370,751
   Class B Shares                                   1,644,534        2,955,651
   Class C Shares                                     651,308        1,204,752
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                           -                -
   Class B Shares                                           -                -
   Class C Shares                                           -                -
                                                --------------    -------------
                                                    5,427,976       12,531,154

Less: Payments for shares reacquired
   Class A Shares                                  (5,958,241)      (6,368,684)
   Class B Shares                                  (3,082,747)      (2,546,494)
   Class C Shares                                    (844,203)      (1,155,300)
                                                --------------    -------------
Increase (decrease) in net assets from
   capital share transactions                      (4,457,215)       2,460,676
                                                --------------    -------------
Total Decrease in Net Assets for period           (16,636,571)      (7,903,131)
Net Assets: Beginning of period                    43,941,505       51,844,636
                                                --------------    -------------
Net Assets: End of period                       $  27,304,934     $ 43,941,505
                                                ==============    =============
Distributions in Excess of Net Investment
   Income at End of Period                      $        (836)    $          -
                                                ==============    =============

See Notes to Financial Statements.

                       Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                                                          Period from
                                                         Year Ended      Year Ended   2/25/00 through
                                                        11/30/02(B)      11/30/01(B)   11/30/00(A)(B)
-----------------------------------------------------------------------------------------------------
Class A Shares

Net asset value at beginning of period                 $     4.93        $     6.08       $    10.00
                                                       ----------        ----------       ----------
Loss from Investment Operations
Net investment loss                                         (0.06)            (0.04)           (0.02)
Net realized and unrealized loss on investments             (1.35)            (1.11)           (3.90)
                                                       ----------        ----------       ----------
Total from investment operations                            (1.41)            (1.15)           (3.92)
                                                       ----------        ----------       ----------
Less Distributions
Dividends from net investment income                           --                --               --
                                                       ----------        ----------       ----------
Distributions from realized gains on investments               --                --               --
                                                       ----------        ----------       ----------
Total Distributions                                            --                --               --
                                                       ----------        ----------       ----------
Net asset value at end of period                       $     3.52        $     4.93       $     6.08
                                                       ==========        ==========       ==========
Total Return (%) *                                         (28.60)           (18.91)          (39.20)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              1.80              1.75             1.55 +
Ratio of net investment loss to average
   net assets (%)                                           (1.34)            (0.80)           (0.37)+
Portfolio turnover rate (%)                                   197               109              122++
Net assets at end of period (000 omitted)              $   17,000        $   27,213       $   31,303



                                                                                          Period from
                                                         Year Ended      Year Ended   2/25/00 through
                                                        11/30/02(B)      11/30/01(B)   11/30/00(A)(B)
-----------------------------------------------------------------------------------------------------

Class B Shares

Net asset value at beginning of period                 $     4.85       $     6.03        $    10.00
                                                       ----------       ----------        ----------
Loss from Investment Operations
Net investment loss                                         (0.10)           (0.09)            (0.08)
Net realized and unrealized loss on investments             (1.33)           (1.09)            (3.89)
                                                       ----------       ----------        ----------
Total from investment operations                            (1.43)           (1.18)            (3.97)
                                                       ----------       ----------        ----------
Less Distributions
Dividends from net investment income                           --               --                --
Distributions from realized gains on investments               --               --                --
                                                       ----------       ----------        ----------
Total Distributions                                            --               --                --
                                                       ----------       ----------        ----------
Net asset value at end of period                       $     3.42       $     4.85        $     6.03
                                                       ==========       ==========        ==========
Total Return (%) *                                         (29.48)          (19.57)           (39.70)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              2.89             2.71              2.42 +
Ratio of net investment loss to average
   net assets (%)                                           (2.43)           (1.75)            (1.28)+
Portfolio turnover rate (%)                                   197              109               122 ++
Net assets at end of period (000 omitted)              $    7,775       $   12,841        $   15,602

(A)  Commenced operations February 25, 2000.
(B)  Per share data calculated utilizing average daily shares outstanding.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

                       Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                    Period from
                                                                  Year Ended      Year Ended    2/25/00 through
                                                                  11/30/02(B)     11/30/01(B)    11/30/00(A)(B)
---------------------------------------------------------------------------------------------------------------
Class C Shares

Net asset value at beginning of period                               $  4.85          $  6.04           $ 10.00
                                                                     -------          -------           -------
Loss from Investment Operations
Net investment loss                                                   (0.09)           (0.09)            (0.08)
Net realized and unrealized loss on investments                       (1.32)           (1.10)            (3.88)
                                                                     -------          -------           -------
Total from investment operations                                      (1.41)           (1.19)            (3.96)
                                                                     -------          -------           -------
Less Distributions
Dividends from net investment income                                       -                -                 -
Distributions from realized gains on investments                           -                -                 -
                                                                     -------          -------           -------
Total Distributions                                                        -                -                 -
                                                                     -------          -------           -------
Net asset value at end of period                                      $ 3.44           $ 4.85            $ 6.04
                                                                     =======          =======           =======
Total Return (%) *                                                   (29.07)          (19.70)           (39.60)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                         2.68             2.66             2.28 +
Ratio of net investment loss to average
   net assets (%)                                                     (2.22)           (1.70)            (1.15)+
Portfolio turnover rate (%)                                              197              109              122 ++
Net assets at end of period (000 omitted)                            $ 2,530          $ 3,887           $ 4,940

(A) Commenced operations February 25, 2000.

(B) Per share data calculated utilizing average daily shares outstanding.

  + Annualized

 ++ Not annualized

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

               Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small and medium-sized companies believed to have attractive growth potential and valuations.

                          Sentinel Small Company Fund

The Fund's favorable long-term performance is a direct result of our disciplined investment process, which strives to buy superior companies at a discount to their "fair" or intrinsic value.

Markets have a habit of surprising the majority of investors, and three down years in a row was certainly unexpected by many. This year's downdraft continued the reversion-to-mean valuations that started for most stocks in 1998, and began in earnest for the "bubble" stocks in 2000. Contributing to this normalization of valuations were several serious geopolitical issues, including the potential for war with Iraq and related higher energy prices. A muted domestic economic recovery and the threat of deflation from China's low-cost manufacturing ability and India's similar role for services, coupled with excessive debt buildup by corporations and consumers, began to worry investors. While China and India are exporting deflation through a competitive advantage with wages, the growing demand for energy and other basic materials from these two highly populated countries also may create selected inflationary pressures. Some noteworthy accounting, governance and insider trading scandals didn't help investor psychology, either. Renewed deficit spending, in large part to fund homeland security and defense, also may begin to crowd out investment in the private economy. Indeed, we may not have seen such a simultaneous aggregation of scandal and geopolitical and economic risks for several generations. While the worst of the scandal news is probably behind us, a high-risk environment for investors is still present. As this fiscal year closed, we also wondered if these extraordinary circumstances didn't also increase the potential for policy mistakes - e.g. monetary, fiscal or currency policy. Some would argue that these risks might already be discounted by stock prices; then again, a fourth down year for stocks probably would be more unexpected than was this year's sharply negative performance.

    The Sentinel Small Company Fund was not immune to these market and economic woes and declined modestly for the fiscal year. Because the Fund remained well diversified and was nearly fully invested at all times, it had some exposure to the weakest sectors and economically sensitive companies. Although the Fund performed only slightly better than the average for its Lipper peer group for the fiscal year, it maintained its strong standing for the 3- and 5-year periods ending November 30, 2002, delivering average annual total returns of 11.48% and 10.02%, respectively.

    The Fund's favorable long-term performance is a direct result of our disciplined investment process, which strives to buy superior companies at a discount to their "fair" or intrinsic value. By focusing on stocks of superior companies, we strive to manage business risk. We seek out those companies with good business models that earn better-than-average returns for their shareholders with below-average financial risk. Our focus on buying stocks at a discount and selling overpriced stocks also has helped the Fund minimize valuation risk and produce handsome gains. We have not allowed the powerful force of reverting to mean valuations to take back a significant percentage of our bull-market gains.

    We believe that valuation is beginning to count, and dividends probably will soon matter to most investors. A more evenly matched balance between supply and demand for equities, as well as some financial Darwinism within the investment management industry, ought to make valuation-sensitive approaches increasingly popular and thus relatively rewarding - that is, until they become too popular. The potential for tax law reform and an increased recognition of the importance of the dividend component in past equity returns should probably help improve demand for dividend yield.

    As small cap investors, we typically do not focus on dividends.
However, our


Sentinel Small Company Fund Performance
Class A Shares, March 1, 1993 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Small Company
Fund                    $27,821

Morningstar Small Cap
Blend                   $25,856

Russell 2000 Index+     $21,055

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses. Small company stocks can be more volatile than large company stocks.
+An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

---------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

             w/sales    w/o sales
Period       charge++    charge
1 Year       -11.75%      -7.03%
---------------------------------
3 Years        9.60%      11.48%
---------------------------------
5 Years        8.91%      10.02%
---------------------------------
Since
Inception*    11.07%      11.65%
---------------------------------

++Sales charge applicable to
  year of initial investment.

*3/1/93
process frequently identifies growing companies that have the ability to pay dividends. This ability is a function of cash flow generation, an attribute on which we have always been intensely focused. Indeed, we already own many good companies that have historically grown modest dividends in line with the growth of earnings. It would surprise us if these stocks do not become more popular over the next couple of years.

    High-risk environments such as today's have historically produced terrific buying opportunities in stocks - at some point. Surprisingly, valuations for most good small-cap companies still do not suggest we have hit a major secular bottom. They do not appear to be discounting a high-risk environment. Investor fear of missing a rally still seems greater than the fear of losing money. Just as it took the marketplace many years, from the mid 1980s to the mid 1990s, to fully discount decreasing inflation, investors now might still be in the early stages of discounting the risks associated with deflationary forces emanating from China and India, our consumer and corporate debt burdens and the overall costs of homeland security and defense. Worse, investors may not be willing to demonstrate much tolerance for a serious and unexpected negative surprise. Thus, from a buyer's perspective, we probably have yet to see the best valuations.

Perhaps we have more work to do on the downside. Maybe the market will trade sideways in a range for a few years as earnings power catches up with current valuations and risks dissipate. Either way, we will continue to do our very best to own superior companies that are priced below our assessment of what they are truly worth. At the same time, we don't want to compromise our disciplined approach on either quality or price, for the sake of being completely invested at the end of a quarter.

I am pleased to inform our shareholders that we will be expanding the Small Company Fund's investment team. Reflecting Sentinel's commitment to excellence, we are investing in additional analytical talent to help us manage the Fund's asset growth. Currently, we are in the process of recruiting an additional Equity Analyst to join the team. We are talking to several outstanding candidates and expect one of these to join Chuck Schwartz and me in early 2003.

We also want to take this opportunity to thank you for the confidence you have demonstrated by giving us the privilege to manage your money.

/s/ Scott T. Brayman

Scott T. Brayman, CFA

                           Sentinel Small Company Fund

Investment in Securities
at November 30, 2002

                                                  Shares              Value
                                                                    (Note 1)
  ------------------------------------------------------------------------------
  Common Stocks 84.7%
  Consumer Discretionary 9.6%
  Applebee's Int'l., Inc.                         150,000         $  3,780,000
  Bob Evans Farms, Inc.                           150,000            3,658,500
* Gentex Corp.                                     50,000            1,500,500
  Harman Int'l. Industries                         50,000            3,120,000
  Harte-Hanks, Inc.                               100,000            1,915,000
* Jack in the Box, Inc.                           100,000            2,012,000
  Lancaster Colony Corp.                          150,000            5,428,500
* Nautica Enterprises, Inc.                       300,000            3,378,000
* Papa John's Int'l., Inc.                         75,000            2,035,500
  Polaris Industries, Inc.                         25,000            1,620,750
  Ruby Tuesday, Inc.                              150,000            2,701,500
* Timberland Co.                                  100,000            3,652,000
  Unifirst Corp.                                  150,000            2,932,500
                                                                  --------------
                                                                    37,734,750
                                                                  --------------
  Consumer Staples 6.3%
  Casey's General Stores                          500,000            6,065,000
  Church & Dwight, Inc.                           200,000            6,024,000
* Hain Celestial Group Inc.                       400,000            5,456,000
  Sensient Technologies Corp.                     300,000            7,371,000
                                                                  --------------
                                                                    24,916,000
                                                                  --------------
  Energy 4.9%
  Cabot Oil & Gas Corp. - Class A                 250,000            5,775,000
  Carbo Ceramics, Inc.                             75,000            2,498,250
* Newfield Exploration Co.                        100,000            3,617,000
* Stone Energy Corp.                              175,000            5,276,250
* TETRA Technologies, Inc.                        100,000            2,115,000
                                                                  --------------
                                                                    19,281,500
                                                                  --------------
  Financials 10.9%
  Arthur J. Gallagher & Co.                       200,000            5,634,000
  Chateau Communities                             200,000            4,302,000
  East West Bancorp, Inc.                          75,000            2,578,500
  Fulton Financial Corp. PA                       200,000            3,524,000
  HCC Insurance Holdings, Inc.                    300,000            6,996,000
  Liberty Property Trust                           75,000            2,358,750
  Sun Communities, Inc.                           150,000            5,196,000
  UCBH Holdings, Inc.                              50,000            2,067,500
  Waddell & Reed Financial                        350,000            7,199,500
  Wilmington Trust Corp.                          100,000            3,160,000
                                                                  --------------
                                                                    43,016,250
                                                                  --------------
  Health Care 14.0%
* Diversa Corp.                                   200,000            2,292,000
* First Health Group Corp.                        200,000            4,772,000
* Genencor Int'l., Inc.                           200,000            2,250,000
* IDEXX Laboratories, Inc.                         70,800            2,216,748
* Integra LifeSciences Holdings                   125,000            2,195,000
  Invacare Corp.                                  150,000            4,912,500
* Invitrogen Corp.                                200,000            5,592,000
* MAXIMUS, Inc.                                   300,000            8,385,000
* Medicis Pharmaceutical - Class A                100,000            4,625,000
  Omnicare, Inc.                                  150,000            3,238,500
* Regeneron Pharmaceuticals, Inc.                 150,000            3,247,500
* ResMed, Inc.                                    175,000            5,671,750
* Thoratec Corp.                                  276,000            2,398,440
  Vital Signs, Inc.                               125,000            3,482,500
                                                                  --------------
                                                                    55,278,938
                                                                  --------------
  Industrials 17.9%
  ABM Industries                                  500,000            7,420,000
* Aeroflex, Inc.                                  300,000            2,334,000
* Ceridian Corp.                                  300,000            4,320,000
  Clarcor, Inc.                                   150,000            4,935,000
* CUNO, Inc.                                      101,000            3,347,140
* DeVry, Inc.                                     145,700            2,427,362
  Donaldson Co., Inc.                             150,000            5,613,000
  G&K Services, Inc. - Class A                    100,000            3,410,000
  HEICO Corp. - Class A                           250,000            2,347,500
* National Processing                             350,000            5,110,000
  Pall Corp.                                      250,000            4,770,000
  Reliance Steel & Aluminum Co.                   150,000            3,405,000
* SOURCECORP, Inc.                                350,000            6,772,500
  Teleflex, Inc.                                   75,000            3,291,000
  Viad Corp.                                      300,000            6,849,000
* West Corp.                                      250,000            4,165,000
                                                                  --------------
                                                                    70,516,502
                                                                  --------------
  Information Technology 15.8%
* Activision, Inc.                                200,000            4,320,000
* Actuate Corp.                                   750,000            1,882,500
* BearingPoint, Inc.                              327,000            2,714,100
* Black Box Corp.                                 100,000            4,995,000
* Cable Design Technologies                       300,000            2,430,000
* Ciber, Inc.                                     500,000            3,000,000
* Entegris, Inc.                                  250,000            2,655,000
  Factset Research Systems, Inc.                  100,000            3,090,000
* Filenet Corp.                                    32,200              442,750
* International Rectifier Corp.                   100,000            2,496,000
* Keane, Inc.                                     400,000            3,680,000
* Kronos, Inc.                                    100,000            4,543,100
* Mentor Graphics Corp.                           200,000            2,412,200
* 02 Micro Int'l. Ltd.                            400,000            5,280,000
* Perot Systems Corp.                             700,000            7,875,000
* Plantronics, Inc.                               200,000            3,592,000
* Rogers Corp.                                    250,000            6,087,500
* Wind River Systems                              150,000              909,000
                                                                  --------------
                                                                    62,404,150
                                                                  --------------
  Materials 4.5%
  Aptargroup, Inc.                                200,000            5,976,000
  Cambrex Corp.                                   100,000            2,948,000
  Engelhard Corp.                                 150,000            3,636,000
  Ferro Corp.                                     150,000            3,571,500
  OM Group, Inc.                                  200,000            1,418,000
                                                                  --------------
                                                                    17,549,500
                                                                  --------------
  Utilities 0.8%
* Southwestern Energy Co.                         300,000            3,300,000
                                                                  --------------
  Total Common Stocks
    (Cost $323,025,317)                                            333,997,590
                                                                  --------------


                                             Principal Amount         Value
                                                (M=$1,000)          (Note 1)
--------------------------------------------------------------------------------
Corporate Short-Term Notes 1.3%
Nestle Capital Corp.
  1.23%, 12/12/02
  (Cost $4,998,121)                                5,000M         $  4,998,121
                                                                  --------------
U.S. Government
  Agency Obligations 13.2%
Federal Farm Credit Bank
  1.25%, 12/16/02                                 12,000M           11,993,750
Federal Home Loan
  Mortgage Corp.
  1.19%, 12/03/02                                 10,000M            9,999,339
Federal Home Loan
  Mortgage Corp.
  1.22%, 12/20/02                                 13,000M           12,991,629
Federal National
  Mortgage Association
  1.19%, 12/05/02                                 13,000M           12,998,281
Federal National
  Mortgage Association
  1.21%, 12/09/02                                  4,000M            3,998,925
                                                                  --------------
Total U.S. Government
  Agency Obligations
  (Cost $51,981,924)                                                51,981,924
                                                                  --------------
Total Investments
  (Cost $380,005,362)**                                            390,977,635

Excess of Other Assets
  Over Liabilities 0.8%                                              3,277,600
                                                                  --------------
Net Assets                                                        $394,255,235
                                                                  ==============

*  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November
   30, 2002 net unrealized appreciation for federal income tax purposes aggregated $10,972,273 of which $42,534,960 related to appreciated securities and $31,562,687 related to depreciated securities.

                                              See Notes to Financial Statements.

                           Sentinel Small Company Fund

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $380,005,362)                          $ 390,977,635
Cash and cash equivalents                                               818,269
Receivable for securities sold                                        1,065,539
Receivable for fund shares sold                                       2,811,827
Receivable for dividends and interest                                   129,067
                                                                  -------------
  Total Assets                                                      395,802,337
                                                                  -------------

--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                        683,404
Payable for fund shares repurchased                                     376,120
Accrued expenses                                                         88,471
Management fee payable                                                  187,270
Distribution fee payable (Class A Shares)                                77,159
Distribution fee payable (Class B Shares)                                47,033
Distribution fee payable (Class C Shares)                                19,026
Fund service fee payable                                                 68,619
                                                                  -------------
  Total Liabilities                                                   1,547,102
                                                                  -------------
Net Assets Applicable to Outstanding Shares                       $ 394,255,235
                                                                  =============
Net Asset Value and Offering Price per Share
  Class A Shares
$310,171,572 / 60,025,213 shares outstanding                      $        5.17
Sales Charge--5.00% of offering price                                      0.27
                                                                  -------------
Maximum Offering Price                                            $        5.44
                                                                  =============
  Class B Shares
$58,931,142 / 12,554,299 shares outstanding                       $        4.69
                                                                  =============
  Class C Shares
$25,152,521 / 4,943,081 shares outstanding                        $        5.09
                                                                  =============

--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                        $     775,226
Paid-in capital                                                     396,778,186
Accumulated distributions in excess of
  net investment income                                                  (7,946)
Accumulated undistributed net realized loss
  on investments                                                    (14,262,504)
Unrealized appreciation of investments                               10,972,273
                                                                  -------------
Net Assets                                                        $ 394,255,235
                                                                  =============

See Notes to Financial Statements.


Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                         $   2,380,172
Interest                                                                783,592
                                                                  -------------
  Total Income                                                        3,163,764
                                                                  -------------
Expenses:
Management advisory fee                                               2,026,598
Transfer agent fees                                                     808,750
Custodian fees                                                           51,074
Distribution expense (Class A Shares)                                   811,099
Distribution expense (Class B Shares)                                   538,560
Distribution expense (Class C Shares)                                   117,033
Accounting services                                                     116,250
Auditing fees                                                            35,750
Legal fees                                                               22,750
Reports and notices to shareholders                                      65,500
Registration and filing fees                                             50,430
Directors' fees and expenses                                             42,455
Other                                                                    29,660
                                                                  -------------
  Total Expenses                                                      4,715,909
  Expense Offset                                                        (22,574)
                                                                  -------------
  Net Expenses                                                        4,693,335
                                                                  -------------
Net Investment Loss                                                  (1,529,571)
                                                                  -------------

--------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                           (14,559,500)
Net change in unrealized appreciation (depreciation)                (17,849,012)
                                                                  -------------
Net Realized and Unrealized Loss on Investments                     (32,408,512)
                                                                  -------------
Net Decrease in Net Assets from Operations                        $ (33,938,083)
                                                                  =============

See Notes to Financial Statements.

                           Sentinel Small Company Fund

Statement of Changes on Net Assets

                                                                  Year Ended          Year Ended
                                                                    11/30/02            11/30/01
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                                            $  (1,529,571)      $    (443,072)
Net realized gain (loss) on sales of investments                 (14,559,500)          2,751,504
Net change in unrealized appreciation (depreciation)             (17,849,012)         11,463,706
                                                               -------------       -------------
Net increase (decrease) in net assets from operations            (33,938,083)         13,772,138
                                                               -------------       -------------

------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                                          -                   -
   Class B Shares                                                          -                   -
   Class C Shares                                                          -                   - *
From realized gain on investments
   Class A Shares                                                 (1,920,318)        (39,290,154)
   Class B Shares                                                   (423,503)         (6,986,154)
   Class C Shares                                                    (24,143)                  - *
                                                               -------------       -------------
Total distributions to shareholders                               (2,367,964)        (46,276,308)
                                                               -------------       -------------

------------------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                                206,480,496         117,369,654
   Class B Shares                                                 33,165,505          20,007,749
   Class C Shares                                                 26,170,976           1,790,596 *
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                                  1,802,964          36,733,442
   Class B Shares                                                    415,962           6,961,746
   Class C Shares                                                     22,045                   - *
                                                               -------------       -------------
                                                                 268,057,948         182,863,187

Less: Payments for shares reacquired
   Class A Shares                                                (80,883,038)        (72,156,035)
   Class B Shares                                                (10,497,609)         (5,366,839)
   Class C Shares                                                 (1,167,682)             (1,650)*
                                                               -------------       -------------
Increase in net assets from
   capital share transactions                                    175,509,619         105,338,663
                                                               -------------       -------------
Total Increase in Net Assets for period                          139,203,572          72,834,493
Net Assets: Beginning of period                                  255,051,663         182,217,170
                                                               -------------       -------------
Net Assets: End of period                                      $ 394,255,235       $ 255,051,663
                                                               =============       =============
Distributions in Excess of Net Investment
   Income at End of Period                                     $      (7,946)      $           -
                                                               =============       =============

.. For the period from July 9, 2001 (commencement of operations) through November 30, 2001.

See Notes to Financial Statements.

Financial Highlights

Selected per share data and ratios Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                            Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                           11/30/02(A)  11/30/01(A) 11/30/00(A)  11/30/99    11/30/98
---------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                      $   5.61    $   7.02    $   5.74    $   5.67    $   6.30
                                                            --------    --------    --------    --------    --------

Income from Investment Operations
Net investment loss                                            (0.02)       --          --         (0.01)       --
Net realized and unrealized gain (loss) on investments         (0.37)       0.33        2.00        0.69        0.14
                                                            --------    --------    --------    --------    --------
Total from investment operations                               (0.39)       0.33        2.00        0.68        0.14
                                                            --------    --------    --------    --------    --------

Less Distributions
Dividends from net investment income                            --          --          --          --          0.02
Distributions from realized gains on investments                0.05        1.74        0.72        0.61        0.75
                                                            --------    --------    --------    --------    --------
Total Distributions                                             0.05        1.74        0.72        0.61        0.77
                                                            --------    --------    --------    --------    --------
Net asset value at end of period                            $   5.17    $   5.61    $   7.02    $   5.74    $   5.67
                                                            ========    ========    ========    ========    ========
Total Return (%) *                                             (7.03)       6.85       39.48       13.33        2.67

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 1.22        1.21        1.25        1.31        1.33
Ratio of net investment loss to average net assets (%)         (0.27)      (0.06)      (0.03)      (0.14)      (0.07)
Portfolio turnover rate (%)                                       54          58          87          43          45
Net assets at end of period (000 omitted)                   $310,172    $211,052    $156,484    $107,919    $109,598


                                                            Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                                                           11/30/02(A)  11/30/01(A) 11/30/00(A)  11/30/99    11/30/98
---------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                      $   5.15    $   6.64    $   5.51    $    5.51   $    6.18
                                                            --------    --------    --------    ---------   ---------
Income from Investment Operations
Net investment loss                                            (0.06)      (0.05)      (0.06)       (0.06)      (0.03)
Net realized and unrealized gain (loss) on investments         (0.35)       0.30        1.91         0.67        0.11
                                                            --------    --------    --------    ---------   ---------
Total from investment operations                               (0.41)       0.25        1.85         0.61        0.08
                                                            --------    --------    --------    ---------   ---------
Less Distributions
Dividends from net investment income                            --          --          --           --          --
Distributions from realized gains on investments                0.05        1.74        0.72         0.61        0.75
                                                            --------    --------    --------    ---------   ---------
Total Distributions                                             0.05        1.74        0.72         0.61        0.75
                                                            --------    --------    --------    ---------   ---------
Net asset value at end of period                            $   4.69    $   5.15    $   6.64    $    5.51   $    5.51
                                                            ========    ========    ========    =========   =========
Total Return (%) *                                             (8.06)       5.77       38.27        12.34        1.65
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 2.14        2.12        2.12         2.28        2.25

Ratio of net investment loss to average net assets (%)         (1.19)      (0.98)      (0.90)       (1.11)      (1.00)
Portfolio turnover rate (%)                                       54          58          87           43          45
Net assets at end of period (000 omitted)                   $ 58,931    $ 42,110    $ 25,733    $  14,285   $  12,103


(A)  Per share data calculated utilizing average daily shares outstanding.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

                           Sentinel Small Company Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                               Period from
                                                                             Year Ended     7/9/01 through
                                                                            11/30/02(A)     11/30/01(A)(B)
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                                       $   5.58         $      5.43
                                                                             --------         -----------

Income from Investment Operations
Net investment loss                                                             (0.07)              (0.03)
Net realized and unrealized gain (loss) on investments                          (0.37)               0.18
                                                                             --------         -----------
Total from investment operations                                                (0.44)               0.15
                                                                             --------         -----------

Less Distributions
Dividends from net investment income                                                -                   -
Distributions from realized gains on investments                                 0.05                   -
                                                                             --------         -----------
Total Distributions                                                              0.05                   -
                                                                             --------         -----------
Net asset value at end of period                                             $   5.09         $      5.58
                                                                             ========         ===========
Total Return (%)*                                                               (7.97)               2.76 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                                  2.19                2.45 +
Ratio of net investment loss to average
   net assets (%)                                                               (1.25)              (1.56)+
Portfolio turnover rate (%)                                                        54                  58
Net assets at end of period (000 omitted)                                    $ 25,153         $     1,890


(A) Per share data calculated utilizing average daily shares outstanding.
(B) Commenced operations July 9, 2001.
  + Annualized
 ++ Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

       Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with experienced and capable managements.

                          Sentinel Mid Cap Growth Fund

We will continue to emphasize high-return, dominant companies in growth industries, strive to limit downside influences in difficult market environments, and stand ready to quickly position the fund to perform well in bull markets.

The Sentinel Mid Cap Growth Fund Class A shares earned a -18.29% return for the fiscal year ending November 30, 2002. That return compared favorably to the -19.80% return for the Russell Mid Cap Growth Index and the -19.71% return for the average Morningstar Mid Cap Growth Fund.

Early in the year, the Fund benefited from an overweighted position in technology. That overweighting was reduced during the first few weeks of the year as the economic data started to show a lack of vigor. The portfolio also benefited from an overweighted position in consumer cyclicals, particularly in the retail industry. Consumer spending was one of the few bright spots in the economy and, as a result, housing and retail stocks were strong contributors to performance. The portfolio also benefited from a move into high quality stocks with predictable earnings and attractive valuations. Stocks with these characteristics proved to be strong performers all year long as investors sought out less risky companies in a market environment that remained unsettled.

     A number of factors combined to hurt stocks during the period from April through June, including doubts about the pace of the economic recovery, concerns about accounting fraud, fears about terrorism, and continued earnings warnings from corporations. The strongest performing sectors of the market were defensive sectors, such as energy, consumer staples, and basic materials. The Fund benefited from its defensive posture during the quarter. Underweighted positions in technology and telecommunications stocks, along with overweighted positions in consumer, financial and industrial stocks all contributed to our favorable performance relative to the indices. Strong stock selection in the technology, consumer, health care, and financial sectors also contributed to positive performance. Weakness was concentrated in the more volatile sectors of the portfolio, particularly semiconductor-related and biotech stocks.

     The pattern of returns was very similar from July through September. Again, the strongest performing areas of the market were the defensive sectors such as healthcare and consumer staples; technology performed poorly. The portfolio benefited from an overweighting in consumer staples, but was hurt by an underweighting in telecom. The Fund benefited from strong stock selection in technology and business services as stocks such as Apollo Group performed very well. Semiconductor-related and retail stocks underperformed during this period.

     The market environment improved significantly during the last two months of the fiscal year as investors began to adjust to aggressive easing moves by the Federal Reserve, and early promising signs of stabilization in the economy. The Fund lagged the sharp rebound in the Russell Midcap Growth Index during the two-month period due to our overweighting in healthcare. However, the Fund was up 10% over that time frame and we did move to reposition the Fund for what we believe will be an improving environment for growth stocks in 2003.

     As we look forward to the new fiscal year, we are more optimistic about the near-term outlook. The 30-month bear market has brought price/earnings levels back to attractive levels, especially when one factors in the current low level of interest rates, the possibility of a leveraged rebound in profits, and the higher quality of today's earnings. We believe earnings are of relatively high quality today because of the low level of inflation (which means that earnings are not inflated by inventory gains or by understated depreciation) and because of the higher level of scrutiny

Sentinel Mid Cap Growth Fund Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Mid Cap
Growth Fund             $17,208

Morningstar Mid-Cap
Growth                  $20,390

Standard & Poor's 500
Stock Index+            $26,280

Russel Midcap
Growth                  $20,761

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of stocks reflecting average prices in the stock market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

             w/sales         w/o sales
Period       charge++         charge
 1 Year      -22.35%         -18.29%
-------------------------------------------
 5 Years      -1.16%          -0.13%
-------------------------------------------
10 Years       5.58%           6.12%
-------------------------------------------

++Sales charge applicable to year of initial investment.

now being applied to earnings by corporate managements, accountants, and research analysts.

     As we promised last year, we will continue to emphasize high-return, dominant companies in growth industries, strive to limit downside influences in difficult market environments, and stand ready to quickly position the fund to perform well in bull markets.

     We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/s/ Robert L. Lee
Robert L. Lee, CFA

                          Sentinel Mid Cap Growth Fund

Investment in Securities
at November 30, 2002

                                                    Shares         Value
                                                                  (Note 1)
  ----------------------------------------------------------------------------
  Common Stocks 99.5%
  Consumer Discretionary 19.3%
* Amazon.com, Inc.                                  56,600      $  1,321,610
* American Axle & Mfg. Holdings, Inc.               73,000         1,750,540
* AutoZone, Inc.                                     7,700           629,090
* Bed Bath & Beyond, Inc.                           39,100         1,356,379
* Best Buy Co., Inc.                                51,100         1,414,448
* Coach, Inc.                                       65,000         2,211,300
* EBay, Inc.                                        19,600         1,351,420
* Group 1 Automotive, Inc.                          16,400           389,500
* GTECH Holdings Corp.                              68,500         1,574,815
* Jones Apparel Group, Inc.                         40,400         1,486,720
* Lancaster Colony Corp.                            43,400         1,570,646
  Lennar Corp.                                      17,000           901,340
* Mohawk Industries, Inc.                           28,100         1,731,241
* NVR, Inc.                                          2,100           695,100
  Ross Stores, Inc.                                 37,200         1,720,500
* Staples, Inc.                                     56,200         1,084,660
* Starbucks Corp.                                   56,000         1,217,440
* Timberland Co.                                    40,000         1,460,800
  TJX Companies                                    115,600         2,262,292
                                                                ------------
                                                                  26,129,841
                                                                ------------
  Consumer Staples 5.9%
  Adolph Coors Co.                                  26,400         1,712,304
* Constellation Brands, Inc.                        16,400           385,728
  Dial Corp.                                        76,100         1,584,402
* NBTY, Inc.                                       183,500         3,350,710
* Smucker (J.M.) Company                            23,023           900,890
                                                                ------------
                                                                   7,934,034
                                                                ------------
  Energy 8.0%
* B.J. Services Co.                                 63,000         2,107,350
* Cooper Cameron Corp.                               8,500           435,710
  Murphy Oil Corp.                                  39,800         3,412,452
  Ocean Energy, Inc.                                76,000         1,431,840
* Smith Int'l., Inc.                                46,000         1,564,000
  Tidewater, Inc.                                   12,900           398,997
* Weatherford Int'l. Ltd.                            8,600           346,924
  XTO Energy, Inc.                                  43,900         1,051,405
                                                                ------------
                                                                  10,748,678
                                                                ------------
  Financials 8.4%
  Cullen/Frost Bankers, Inc.                        50,000         1,655,000
  East West Bancorp, Inc.                           52,400         1,801,512
  Moody's Corp.                                     32,000         1,408,640
  North Fork Bancorporation, Inc.                   20,300           706,643
  Renaissancere Holdings Ltd.                       45,600         1,858,200
  SLM Corp.                                         14,400         1,407,312
  UCBH Holdings, Inc.                               14,700           607,845
  Wilmington Trust Corp.                            62,200         1,965,520
                                                                ------------
                                                                  11,410,672
                                                                ------------
  Health Care 12.8%
* Amgen, Inc.                                       37,700         1,779,440
* Apria Healthcare Group, Inc.                      39,200           919,240
* Express Scripts, Inc.                             10,800           546,480
* First Health Group Corp.                          50,000         1,193,000
* Forest Labs, Inc. - Class A                       23,100         2,479,323
* Gilead Sciences, Inc.                             79,100         3,122,868
* Henry Schein, Inc.                                15,700           668,192

                                                    Shares         Value
                                                                  (Note 1)
  ----------------------------------------------------------------------------
* Human Genome Sciences, Inc.                       82,600      $    880,516
* LifePoint Hospitals, Inc.                         18,200           574,756
* Lincare Holdings, Inc.                            45,300         1,482,216
* MedImmune, Inc.                                   39,600         1,044,648
* Myriad Genetics, Inc.                             92,000         1,749,840
* Universal Health Services, Inc.                   18,700           836,825
                                                                ------------
                                                                  17,277,344
                                                                ------------
  Index 7.3%
  BioTech HOLDRs Trust                              41,500         3,660,715
  MidCap SPDR Trust Series 1                        34,600         2,851,040
* Nasdaq-100 Index Tracking Stock                   49,200         1,358,904
  Semiconductor HOLDRs Trust                        70,400         2,068,352
                                                                ------------
                                                                   9,939,011
                                                                ------------
  Industrials 12.2%
  AMETEK, Inc.                                      68,800         2,557,296
* Apollo Group, Inc.                                56,600         2,334,750
  C.H. Robinson Worldwide, Inc                      45,000         1,375,200
  Deluxe Corp.                                      32,000         1,388,800
  Donaldson Co., Inc.                               60,200         2,252,684
  H & R Block, Inc.                                 53,100         2,035,323
* Republic Services, Inc.                          100,000         2,150,000
  Ryder System, Inc.                                24,300           558,900
* Weight Watchers Int'l.                            41,000         1,855,250
                                                                ------------
                                                                  16,508,203
                                                                ------------
  Information Technology 24.4%
* Affiliated Computer Services, Inc.                56,200         2,810,000
* Cisco Systems, Inc.                              213,700         3,188,404
* Dell Computer Corp.                               85,800         2,451,306
* Electronic Arts, Inc.                             19,600         1,330,056
  Hewlett-Packard Co.                              141,100         2,748,628
  Intel Corp.                                       66,900         1,396,872
* Lexmark Int'l Group, Inc. - Class A               56,000         3,703,840
  Methode Electronics, Inc. - Class A               34,000           338,300
* Microchip Technology, Inc.                       100,000         2,876,000
* Novellus Systems, Inc.                           117,600         4,267,704
* Oracle Corp.                                      62,100           754,515
* Research In Motion Limited                        70,000         1,069,600
* RF Microdevices, Inc.                            320,000         3,900,800
* Symantec Corp.                                    47,500         2,077,175
                                                                ------------
                                                                  32,913,200
                                                                ------------

  Telecommunication Services 1.2%
* Nextel Communications, Inc. - Class A            116,900         1,607,375
                                                                ------------
  Total Common Stocks (Cost $126,251,919)**                      134,468,358
  Excess of Other Assets Over Liabilities 0.5%                       688,759
                                                                ------------
  Net Assets                                                    $135,157,117
                                                                ============

*  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November
   30, 2002 net unrealized appreciation for federal income tax purposes aggregated $8,216,439 of which $13,329,376 related to appreciated securities and $5,112,937 related to depreciated securities.

                       See Notes to Financial Statements.

                          Sentinel Mid Cap Growth Fund

Statement of Assets and Liabilities
at November 30, 2002

-----------------------------------------------------------------
Assets
Investments at value (Cost $126,251,919)           $134,468,358
Cash                                                    951,196
Receivable for securities sold                        5,451,528
Receivable for fund shares sold                          30,987
Receivable for dividends                                 64,640
                                                   ------------
  Total Assets                                      140,966,709
                                                   ------------
-----------------------------------------------------------------
Liabilities
Payable for securities purchased                      5,474,735
Payable for fund shares repurchased                      65,834
Accrued expenses                                        102,833
Management fee payable                                   65,729
Distribution fee payable (Class A Shares)                47,459
Distribution fee payable (Class B Shares)                19,281
Distribution fee payable (Class C Shares)                 1,358
Fund service fee payable                                 32,363
                                                   ------------
  Total Liabilities                                   5,809,592
                                                   ------------
Net Assets Applicable to Outstanding Shares        $135,157,117
                                                   ============
Net Asset Value and Offering Price per Share
  Class A Shares
$109,160,696/10,573,908 shares outstanding         $      10.32
Sales Charge--5.00% of offering price                      0.54
                                                   ------------
Maximum Offering Price                             $      10.86
                                                   ============
  Class B Shares
$24,321,344/2,492,833 shares outstanding           $       9.76
                                                   ============
  Class C Shares
$1,675,077/167,623 shares outstanding              $       9.99
                                                   ============

-----------------------------------------------------------------
Net Assets Represent
Capital stock at par value                         $    132,344
Paid-in capital                                     220,632,697
Accumulated distributions in excess of
 net investment income                                  (51,058)
Accumulated undistributed net realized loss
 on investments                                     (93,773,305)
Unrealized appreciation of investments                8,216,439
                                                   ------------
Net Assets                                         $135,157,117
                                                   ============


Statement of Operations
For the Year Ended November 30, 2002

-----------------------------------------------------------------
Investment Income
Income:
Dividends                                          $    768,991
Interest                                                 36,748
                                                   ------------
  Total Income                                          805,739
                                                   ------------
Expenses:
Management advisory fee                                 967,226
Transfer agent fees                                     502,325
Custodian fees                                           34,895
Distribution expense (Class A Shares)                   388,191
Distribution expense (Class B Shares)                   290,982
Distribution expense (Class C Shares)                    19,718
Accounting services                                      55,800
Post Retirement health benefits and
 pension payments                                        36,245
Auditing fees                                            15,975
Legal fees                                                8,250
Reports and notices to shareholders                      43,400
Registration and filing fees                             26,655
Directors' fees and expenses                             20,410
Other                                                     6,383
                                                   ------------
  Total Expenses                                      2,416,455
  Expense Offset                                        (10,145)
                                                   ------------
  Net Expenses                                        2,406,310
                                                   ------------
Net Investment Loss                                  (1,600,571)
                                                   ------------

-----------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments           (46,765,118)
Net change in unrealized appreciation
 (depreciation)                                      15,222,482
                                                   ------------
Net Realized and Unrealized Loss
 on Investments                                     (31,542,636)
                                                   ------------
Net Decrease in Net Assets from Operations         $(33,143,207)
                                                   ============

See Notes to Financial Statements.

                               Sentinel Mid Cap Growth Fund

Statement of Changes on Net Assets

                                                   Year Ended         Year Ended
                                                     11/30/02           11/30/01
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment loss                             $ (1,600,571)      $ (2,506,438)
Net realized loss on sales of investments        (46,765,118)       (45,592,696)
Net change in unrealized
   appreciation (depreciation)                    15,222,482        (14,157,268)
                                                -------------      -------------
Net decrease in net assets from operations       (33,143,207)       (62,256,402)
                                                -------------      -------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                          -                  -
   Class B Shares                                          -                  -
   Class C Shares                                          -                  -
From net realized gain on investments
   Class A Shares                                          -        (23,318,838)
   Class B Shares                                          -         (5,019,603)
   Class C Shares                                          -           (223,664)
                                                -------------      -------------
Total distributions to shareholders                        -        (28,562,105)
                                                -------------      -------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 40,037,998         94,643,507
   Class B Shares                                  4,226,957         10,439,802
   Class C Shares                                  2,355,862          4,918,883
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                          -         22,274,625
   Class B Shares                                          -          4,989,059
   Class C Shares                                          -            223,443
                                                -------------      -------------
                                                  46,620,817        137,489,319
Less: Payments for shares reacquired
   Class A Shares                                (53,415,639)      (101,443,159)
   Class B Shares                                 (6,965,869)        (7,699,572)
   Class C Shares                                 (2,681,174)        (3,272,112)
                                                -------------      -------------
Increase (decrease) in net assets from
   capital share transactions                    (16,441,865)        25,074,476
                                                -------------      -------------
Total Decrease in Net Assets for period          (49,585,072)       (65,744,031)
Net Assets: Beginning of period                  184,742,189        250,486,220
                                                -------------      -------------
Net Assets: End of period                       $135,157,117       $184,742,189
                                                =============      =============
Distributions in Excess of Net Investment
   Income at End of Period                      $    (51,058)      $    (15,051)
                                                =============      =============

See Notes to Financial Statements.

                          Sentinel Mid Cap Growth Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each financial period.

                                                      Year Ended    Year Ended    Year Ended    Year Ended        Year Ended
                                                      11/30/02(B)   11/30/01(B)   11/30/00(B)     11/30/99          11/30/98
----------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                  $  12.63      $  18.97      $  17.80      $  14.65           $ 18.73
                                                      ----------    ----------    ----------    ----------        ----------
Income (Loss) from Investment Operations
Net investment loss                                        (0.09)        (0.14)        (0.19)        (0.06)            (0.03)
Net realized and unrealized gain (loss) on investments     (2.22)        (4.06)         2.54          4.29              1.08
                                                      ----------    ----------    ----------    ----------        ----------
Total from investment operations                           (2.31)        (4.20)         2.35          4.23              1.05
                                                      ----------    ----------    ----------    ----------        ----------
Less Distributions
Dividends from net investment income                          -              -             -             -                 -
Distributions from realized gains on investments              -           2.14          1.18          1.08              5.13
                                                      ----------    ----------    ----------    ----------        ----------
Total Distributions                                           -           2.14          1.18          1.08              5.13
                                                      ----------    ----------    ----------    ----------        ----------
Net asset value at end of period                        $  10.32      $  12.63      $  18.97      $  17.80           $ 14.65
                                                      ==========    ==========    ==========    ==========        ==========
Total Return (%)*                                         (18.29)       (24.45)        13.85         30.45              8.34

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             1.31          1.27          1.14          1.22              1.29
Ratio of net investment loss to average
 net assets (%)                                            (0.80)        (0.99)        (0.83)        (0.41)            (0.23)
Portfolio turnover rate (%)                                  230            88           135           118                97
Net assets at end of period (000 omitted)               $109,161      $148,973      $206,488      $140,633           $97,895



                                                                                                                 Period from
                                                      Year Ended    Year Ended    Year Ended    Year Ended   1/12/98 through
                                                      11/30/02(B)   11/30/01(B)   11/30/00(B)   11/30/99(B)    11/30/98(A)(B)
----------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                  $  12.07      $  18.39      $  17.43      $  14.52           $ 13.08
                                                      ----------    ----------    ----------    ----------        ----------
Income (Loss) from Investment Operations
Net investment loss                                        (0.20)        (0.27)        (0.39)        (0.23)            (0.17)
Net realized and unrealized gain (loss) on investments     (2.11)        (3.91)         2.53          4.22              1.61
                                                      ----------    ----------    ----------    ----------        ----------
Total from investment operations                           (2.31)        (4.18)         2.14          3.99              1.44
                                                      ----------    ----------    ----------    ----------        ----------

Less Distributions
Dividends from net investment income                           -            -              -             -                 -
Distributions from realized gains on investments               -          2.14          1.18          1.08                 -
                                                      ----------    ----------    ----------    ----------        ----------
Total Distributions                                            -          2.14          1.18          1.08                 -
                                                      ----------    ----------    ----------    ----------        ----------
Net asset value at end of period                        $   9.76      $  12.07      $  18.39      $  17.43           $ 14.52
                                                      ==========    ==========    ==========    ==========        ==========
Total Return (%)*                                         (19.14)       (25.20)        12.88         28.97             11.01++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)             2.30          2.27          2.00          2.29              2.29+
Ratio of net investment loss to average net assets (%)     (1.79)        (2.00)        (1.71)        (1.53)            (1.24)+
Portfolio turnover rate (%)                                  230            88           135           118                97
Net assets at end of period (000 omitted)               $ 24,321      $ 33,322      $ 42,310      $ 14,891           $ 3,841



(A) Commenced operations January 12, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                             Period from
                                                               Year Ended     Year Ended    3/3/00 through
                                                               11/30/02(B)    11/30/01(B)   11/30/00(B)(C)
------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                         $    12.40     $    18.86    $        22.79
                                                               ----------     ----------    --------------
Loss from Investment Operations
Net investment loss                                                 (0.24)         (0.33)            (0.35)
Net realized and unrealized loss on investments                     (2.17)         (3.99)            (3.58)
                                                               ----------     ----------    --------------
Total from investment operations                                    (2.41)         (4.32)            (3.93)
                                                               ----------     ----------    --------------
Less Distributions
Dividends from net investment income                                    -              -                 -
Distributions from realized gains on investments                        -           2.14                 -
                                                               ----------     ----------    --------------
Total Distributions                                                     -           2.14                 -
                                                               ----------     ----------    --------------
Net asset value at end of period                               $     9.99     $    12.40    $        18.86
                                                               ==========     ==========    ==============
Total Return (%)*                                                  (19.44)        (25.33)           (17.24)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                      2.65           2.61              2.11 +
Ratio of net investment loss to average
   net assets (%)                                                   (2.15)         (2.36)            (1.87)+
Portfolio turnover rate (%)                                           230             88               135
Net assets at end of period (000 omitted)                      $    1,675     $    2,447    $        1,688

(B) Per share data calculated utilizing average daily shares outstanding.
(C) Commenced operations March 30, 2000.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.                                            29

   Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside of the United States.

                       Sentinel International Equity Fund
               (Named Sentinel World Fund prior to July 1, 2002.)

We remain comfortable with the prospects for international stocks in 2003. Monetary policy stimulus in Europe is likely to remain supportive, while most of the market excesses of the late 1990s have been alleviated.

In the year ended November 30, 2002 the Sentinel International Equity Fund Class A shares declined by 9.21%, which compared favorably to the 12.35% fall of the average international fund in the Lipper universe, as well as the 12.5% decline recorded by the MSCI Europe, Australia, and Far East Index (EAFE). The S&P 500 Index posted a negative 16.5% return for the past twelve months. The Fund's results were boosted in relative terms by favorable stock selection, which was supported by our value orientation and bias in favor of companies with proven financial strength.

    Given the overall market backdrop, the Fund benefited from an overweighted exposure to traditional defensive areas such as consumer staples and energy, while performance in more difficult sectors, such as technology and telecom, was also extremely resilient owing to the value orientation of its holdings. The Fund's positioning in financial stocks, the largest single sector of the market, also contributed meaningfully to relative performance during the fiscal year owing to a focus on retail banks with limited exposure to capital markets activity.

    European stocks, which declined by 13.1% over the course of the fiscal year, reflected a slowdown in economic growth on the continent, with GDP progressing at a 0.8% pace year over year during the third quarter. The U.K., which moderately outperformed other markets in the region, enjoyed a stronger economic climate led by improving consumer confidence and rising housing prices. Among the major markets, Switzerland fared best, in large part owing to its heavy index weighting in consumer staples and pharmaceutical stocks. The Fund, which carried neutral exposure to the region, was most heavily weighted towards companies in the U.K., Switzerland and France.

    Japanese stocks performed slightly worse than EAFE over the past fiscal year, declining by 14.0%. Results elsewhere in the Pacific Basin were quite mixed, with Australia posting a small positive return during the period and Korea, one of the world's key emerging markets, also performing fairly well. In spite of a persistent deflationary backdrop and an impaired banking system, Japan's GDP is currently growing at a 1.3% annualized rate. Significant growth in industrial production, driven by very strong export demand, has more than offset the muted behavior of the Japanese consumer. The Bank of Japan has also proposed a stock purchase plan - utilizing its own funds -to alleviate pressure on the market from the selling of cross-shareholdings by the Japanese banks. The Fund had a below-market weight to Japanese equities, although a number of companies, especially those with a globally competitive position within their respective sectors, met all of our financial, fundamental, and valuation criteria.

    We remain comfortable with the prospects for international stocks in 2003. Monetary policy stimulus in Europe is likely to remain supportive of share prices, while most of the market excesses of the late 1990s have been alleviated, in our view, by the sell-off of the past few years. Although risks clearly remain, particularly relating to a potential war in Iraq and the still-high valuations in certain areas of the market, we have been able to find attractively valued companies in almost all key segments of the market. From a valuation perspective, non-U.S. stocks continue to look attractive relative to domestic equities, both in absolute and relative terms. While future returns are very unlikely to reach the lofty heights achieved in the 1990s, acceptable returns - especially relative to the extremely low yields on bonds - appear quite achievable.

/s/ Erik B. Granade
Erik B. Granade, CFA
INVESCO Global Asset Management (N.A.), Inc.

Sentinel International Equity Fund Performance
Class A Shares, March 1, 1993 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel International
Equity Fund           $17,867

Morningstar
Foreign Stock         $16,253

EAFE Index+           $14,878

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Securities in Fund's portfolio are subject to political influences, currency fluctuations and economic cycles that may be unrelated to domestic markets and may experience wider price fluctuations. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.


-----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

                w/sales   w/o sales
Period          charge++   charge

1 Year          -13.75%    -9.21%
-----------------------------------
3 Years         -10.49%    -8.94%
-----------------------------------
5 Years          -1.35%    -0.33%
-----------------------------------
Since
Inception*        6.13%     6.69%
-----------------------------------

++Sales charge applicable to year of initial investment.

*3/1/93

                       Sentinel International Equity Fund*

Investment in Securities
at November 30, 2002


                                          Shares            Value
                                                          (Note 1)
------------------------------------------------------------------
   Common Stocks 99.3%
   Australia 1.4%
   National Australia                      67,200      $ 1,233,658
                                                       -----------
   Brazil 1.9%
**Cia Vale Do Rio
    Doce (ADR)                             27,400          739,252
**Petroleo Brasileiro
    S.A. (ADR)                             71,000          930,100
                                                       -----------
                                                         1,669,352
                                                       -----------
   Canada 0.8%
   Barrick Gold Corp. (ADR)                51,000          748,170
                                                       -----------
   Denmark 1.6%
   Danske Bank                             83,700        1,401,128
                                                       -----------
   Finland 0.5%
   Stora Enso Oyj-R                        38,600          472,145
                                                       -----------
   France 8.3%
   Compagnie De Saint -
     Gobain                                35,500        1,072,151
   Michelin                                56,200        1,949,936
   Societe Generale                        34,500        1,941,863
   Total Fina (ADR)                        37,500        2,503,125
                                                       -----------
                                                         7,467,075
                                                       -----------
   Germany 3.6%
   BASF A.G.                               35,600        1,391,315
   Bayer A.G. Ord.                         25,000          574,295
   Deutsche Bank                           26,000        1,308,299
                                                       -----------
                                                         3,273,909
                                                       -----------
   Hong Kong 3.0%
   HSBC Holdings                          227,000        2,663,346
                                                       -----------
   Italy 4.4%
   E.N.I. SpA (ADR)                        30,000        2,151,900
   San Paolo IMI SpA (ADR)                 54,000          831,600
   Telecom Italia (ADR)                    11,900          968,065
                                                       -----------
                                                         3,951,565
                                                       -----------
   Japan 21.2%
   Canon                                   52,000        1,980,347
   Fuji Photo Film                         70,000        2,271,967
   Hitachi Ltd.                           185,000          786,014
   Honda Motors                            21,600          813,798
   Ito-Yokado Co. Ltd.                     31,000        1,064,302
   KAO Corp.                               55,000        1,179,613
   Kyocera Corp.                           12,900          857,370
   Nintendo Co. LTD                        16,200        1,717,431
   Nippon Telegraph
     & Telephone                              452        1,776,669
   Sony Corp.                              38,300        1,692,852
   Takeda Chemical                         43,000        1,805,912
   Takefuji Corp.                          17,000          931,621
   TDK Corp.                               21,400          944,130
   Toyota Motor                            49,000        1,286,687
                                                       -----------
                                                        19,108,713
                                                       -----------
   Mexico 1.5%
   Telefonos
     de Mexico (ADR)                       42,750        1,378,260
                                                       -----------
   Netherlands 6.4%
   ABN Amro Bank                        $  63,300        1,086,494
   ING Groep N.V.                          84,000        1,599,672
   Koninklijke Philips
     Electronics N.V. (ADR)                86,000        1,859,320
   Unilever N.V. (ADR)                     21,500        1,250,225
                                                       -----------
                                                         5,795,711
                                                       -----------
   Norway 1.1%
   Statoil ASA                            140,000        1,022,316
                                                       -----------
   Portugal 1.3%
   Portugal Telecom (ADR)                 177,000        1,182,360
                                                       -----------
   South Korea 2.9%
   Korea Electric Power
     (ADR)                                120,000        1,094,400
   KT Corp. (ADR)                          69,500        1,497,725
                                                       -----------
                                                         2,592,125
                                                       -----------
   Spain 4.6%
   Banco Popular                           20,700          884,131
   Endesa (ADR)                           200,000        2,324,000
   Repsol (ADR)                            72,000          901,440
                                                       -----------
                                                         4,109,571
                                                       -----------
   Sweden 0.8%
   Volvo AB Class B                        35,600          671,876
                                                       -----------
   Switzerland 9.9%
   Nestle A.G. Registered                  12,500        2,527,379
   Novartis A.G.
     Registered                            60,000        2,232,182
   Roche Holdings A.G.                     20,700        1,471,845
**Syngenta A.G.                            22,000        1,245,493
   Zurich Financial
     Services A.G.                         13,332        1,435,408
                                                       -----------
                                                         8,912,307
                                                       -----------
   United Kingdom 24.1%
   Abbey National Or                      199,300        2,001,564
   British Aerospace                      659,000        1,739,233
   BP Amaco plc                           245,300        1,598,437
   BT Group plc (ADR)                      30,630        1,007,727
   Cadbury Schweppes                      375,600        2,441,657
   Diageo plc                             187,700        1,965,437
   Glaxosmithkline
     plc (ADR)                             55,000        2,090,000
   Kingfisher plc                         368,200        1,271,306
   Marks & Spencer plc                    182,142          972,762
   Rolls Royce plc                        423,000          854,575
   Royal Bank of Scotland                  63,000        1,606,782
   Scottish Power                         380,000        1,995,438
   Shell Transport
     & Trading (ADR)                       55,000        2,120,800
                                                       -----------
                                                        21,665,718
                                                       -----------
   Total Common Stocks
     (Cost $104,140,253)                                89,319,305
                                                       -----------

                                    Principal Amount      Value
                                       (M=$1,000)        (Note 1)
------------------------------------------------------------------
U.S. Government Agency
 Obligations 4.4%
Federal Home Loan
 Mortgage Corporation
  1.20%, 12/02/2002
   (Cost $3,999,867)                      4,000M      $  3,999,867
                                                      ------------
Total Investments
   (Cost $108,140,120)***                               93,319,172
Excess of Liabilities
  Over Other Assets (3.7%)                              (3,330,044)
                                                      ------------
Net Assets                                            $ 89,989,128
----------                                            ============

                 Summary of Foreign Securities
                   by Industry Classification

                                         Percent of       Market
Industry                                 Net Assets       Value
------------------------------------------------------------------
Aerospace & Defense                          2.9%      $ 2,593,808
Automobiles, Auto Parts                      5.3%        4,722,297
Banks                                       15.2%       13,650,566
Chemicals                                    3.3%        2,999,401
Consumer Products                            5.5%        4,933,093
Electrical Components                        2.0%        1,801,500
Electrical Equipment                         2.9%        2,645,334
Financial                                    2.5%        2,239,920
Financial Services                           1.8%        1,599,672
Foods, Grocery                               3.9%        3,505,960
Forest Products                              0.5%          472,145
Gold, Precious Metals                        2.5%        2,236,977
Healthcare - Drug/
   Pharmacy                                  2.5%        2,232,182
Household Furniture
   & Appliance                               1.9%        1,692,852
Insurance                                    1.6%        1,435,408
Manufacturing & Process                      2.7%        2,463,466
Mining - Diversified                         0.8%          748,170
Office Equipment & Supply                    2.2%        1,980,347
Oil                                         12.5%       11,228,118
Pharmaceuticals                              6.0%        5,367,757
Photography                                  2.5%        2,271,967
Retail                                       5.3%        4,771,447
Telecommunications                           7.0%        6,313,081
Utilities - Electric                         6.0%        5,413,837
                                           -----       -----------
                                            99.3%      $89,319,305
                                           =====       ===========


  *   Formerly Sentinel World Fund. Name change effective July
      1, 2002.

 **   Non-income producing.

*** Cost for federal income tax purposes is substantially similar. At November 30, 2002 net unrealized depreciation for federal income tax purposes aggregated $14,820,948 of which $6,325,208 related to appreciated securities and $21,146,156 related to depreciated securities.

      (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

                       Sentinel International Equity Fund*

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $108,140,120)                       $ 93,319,172
Cash and cash equivalents                                           159,396
Foreign currency (Cost $175,184)                                    174,689
Receivable for securities sold                                      149,682
Receivable for fund shares sold                                     120,086
Receivable for dividends and interest                               468,589
                                                               ------------
  Total Assets                                                   94,391,614
                                                               ------------
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                    121,728
Payable for fund shares repurchased                               4,160,978
Accrued expenses                                                     39,482
Management fee payable                                               45,632
Distribution fee payable (Class A Shares)                             8,775
Distribution fee payable (Class B Shares)                             6,572
Distribution fee payable (Class C Shares)                               995
Fund service fee payable                                             18,324
                                                               ------------
  Total Liabilities                                               4,402,486
                                                               ------------
Net Assets Applicable to Outstanding Shares                    $ 89,989,128
                                                               ============
Net Asset Value and Offering Price per Share
  Class A Shares
$75,951,463 / 6,421,164 shares outstanding                     $      11.83
Sales Charge -- 5.00% of offering price                                0.62
                                                               ------------
Maximum Offering Price                                         $      12.45
                                                               ============
  Class B Shares
$12,667,573 /1,094,767 shares outstanding                      $      11.57
                                                               ============
  Class C Shares
$1,370,092 / 117,841 shares outstanding                        $      11.63
                                                               ============
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                     $     76,338
Paid-in capital                                                 106,273,121
Accumulated undistributed net investment income                     956,989
Accumulated undistributed net realized short-term loss on
  investments and foreign exchange                                  (52,584)
Accumulated undistributed net realized long-term loss on
  investments and foreign exchange                               (2,456,184)
Unrealized depreciation of investments and foreign exchange     (14,808,552)
                                                               ------------
Net Assets                                                     $ 89,989,128
                                                               ============

*  Formerly Sentinel World Fund.
   Name change effective July 1, 2002.

See Notes to Financial Statements.


Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                      $  2,375,835 **
Interest                                                            202,804
                                                               ------------
  Total Income                                                    2,578,639
                                                               ------------
Expenses:
Management advisory fee                                             607,943
Transfer agent fees                                                 255,645
Custodian fees                                                       98,392
Distribution expense (Class A Shares)                               251,345
Distribution expense (Class B Shares)                               155,069
Distribution expense (Class C Shares)                                15,332
Accounting services                                                  28,445
Auditing fees                                                        11,300
Legal fees                                                            6,500
Reports and notices to shareholders                                  20,600
Registration and filing fees                                         38,887
Directors' fees and expenses                                         12,876
Other                                                                12,028
                                                               ------------
  Total Expenses                                                  1,514,362
  Expense Offset                                                    (10,542)
                                                               ------------
  Net Expenses                                                    1,503,820
                                                               ------------
Net Investment Income                                             1,074,819
                                                               ------------
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                                                      (2,508,767)
Foreign currency transactions                                        61,156
                                                               ------------
  Net realized gain                                              (2,447,611)
                                                               ------------
Net change in unrealized appreciation
  (depreciation) during the period:
Investments                                                      (6,442,415)
Foreign currency transactions                                        23,418
                                                               ------------
Net change in unrealized appreciation (depreciation)             (6,418,997)
                                                               ------------
Net Realized and Unrealized Loss on Investments                  (8,866,608)
                                                               ------------
Net Decrease in Net Assets from Operations                     $ (7,791,789)
                                                               ============

** Net of Foreign Tax Withholding of $268,621.

See Notes to Financial Statements.

                       Sentinel International Equity Fund*

Statement of Changes on Net Assets

                                                     Year Ended      Year Ended
                                                       11/30/02        11/30/01
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment income                            $   1,074,819    $     825,919
Net realized gain (loss) on sales of investments    (2,447,611)         208,929
Net change in unrealized
   appreciation (depreciation)                      (6,418,997)     (16,746,164)
                                                 -------------    -------------
Net decrease in net assets from operations          (7,791,789)     (15,711,316)
                                                 -------------    -------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                     (879,031)        (960,639)
   Class B Shares                                            -                -
   Class C Shares                                            -                -
From realized gain on investments
   Class A Shares                                     (251,352)     (17,219,960)
   Class B Shares                                      (52,142)      (3,985,921)
   Class C Shares                                       (4,796)        (360,974)
                                                 -------------    -------------
Total distributions to shareholders                 (1,187,321)     (22,527,494)
                                                 -------------    -------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  228,862,974      358,860,222
   Class B Shares                                    2,240,824        2,056,972
   Class C Shares                                    3,527,041        7,023,257
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                      946,014       17,329,601
   Class B Shares                                       51,248        3,930,320
   Class C Shares                                        4,796          360,974
                                                 -------------    -------------
                                                   235,632,897      389,561,346
Less: Payments for shares reacquired
   Class A Shares                                 (244,726,588)    (344,056,630)
   Class B Shares                                   (5,165,780)      (4,665,419)
   Class C Shares                                   (3,649,734)      (7,131,067)
                                                 -------------    -------------
Increase (decrease) in net assets from
   capital share transactions                      (17,909,205)      33,708,230
                                                 -------------    -------------
Total Decrease in Net Assets for period            (26,888,315)      (4,530,580)
Net Assets: Beginning of period                    116,877,443      121,408,023
                                                 -------------    -------------
Net Assets: End of period                        $  89,989,128    $ 116,877,443
                                                 =============    =============
Undistributed Net Investment Income
   at End of Period                              $     956,989    $     700,092
                                                 =============    =============

*  Formerly Sentinel World Fund.
   Name change effective July 1, 2002.

See Notes to Financial Statements.

                      Sentinel International Equity Fund*

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                          Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                          11/30/02(B)     11/30/01(B)     11/30/00(B)      11/30/99        11/30/98
--------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period       $ 13.21         $ 18.64         $ 21.28        $  18.19        $  17.25
                                          ----------      ----------      ----------      ----------      ----------
Income (Loss) from Investment Operations
Net investment income                           0.17            0.12            0.21            0.28            0.18
Net realized and unrealized gain (loss)
 on investments                                (1.37)          (2.16)          (0.90)           2.98            1.52
                                          ----------      ----------      ----------      ----------      ----------
Total from investment operations               (1.20)          (2.04)          (0.69)           3.26            1.70
                                          ----------      ----------      ----------      ----------      ----------
Less Distributions
Dividends from net investment income            0.14            0.18            0.26            0.17            0.12
Distributions from realized gains on
 investments                                    0.04            3.21            1.69               -            0.64
                                          ----------      ----------      ----------      ----------      ----------
Total Distributions                             0.18            3.39            1.95            0.17            0.76
                                          ----------      ----------      ----------      ----------      ----------
Net asset value at end of period             $ 11.83         $ 13.21         $ 18.64        $  21.28        $  18.19
                                          ==========      ==========      ==========      ==========      ==========
Total Return (%)**                             (9.21)         (13.51)          (3.85)          18.09           10.34

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                     1.30            1.26            1.23            1.25            1.26
Ratio of net investment income to
 average net assets (%)                         1.26            0.88            1.06            1.86            1.18
Portfolio turnover rate (%)                       33              29              47              35              12
Net assets at end of period (000 omitted)    $75,951         $98,079         $96,354        $107,413        $100,790

                                          Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                          11/30/02(B)     11/30/01(B)     11/30/00(B)     11/30/99(B)     11/30/98(B)
--------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period       $ 12.94         $ 18.30         $ 20.95        $  17.92        $  17.05
                                          ----------      ----------      ----------      ----------      ----------
Income (Loss) from Investment Operations
Net investment income (loss)                    0.02           (0.02)           0.02            0.10            0.04
Net realized and unrealized gain
 (loss) on investments                         (1.35)          (2.13)          (0.89)           2.95            1.47
                                          ----------      ----------      ----------      ----------      ----------
Total from investment operations               (1.33)          (2.15)          (0.87)           3.05            1.51
                                          ----------      ----------      ----------      ----------      ----------
Less Distributions
Dividends from net investment income               -               -            0.09            0.02               -
Distributions from realized gains on
 investments                                    0.04            3.21            1.69               -            0.64
                                          ----------      ----------      ----------      ----------      ----------
Total Distributions                             0.04            3.21            1.78            0.02            0.64
                                          ----------      ----------      ----------      ----------      ----------
Net asset value at end of period             $ 11.57         $ 12.94         $ 18.30        $  20.95        $  17.92
                                          ==========      ==========      ==========      ==========      ==========
Total Return (%)**                            (10.31)         (14.36)          (4.79)          17.05            9.24

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                     2.44            2.21            2.19            2.16            2.25
Ratio of net investment income (loss)
 to average net assets (%)                      0.16           (0.08)           0.08            0.98            0.19
Portfolio turnover rate (%)                       33              29              47              35              12
Net assets at end of period (000 omitted)    $12,668         $17,176         $22,974        $ 23,536        $ 18,163

(B) Per share data calculated utilizing average daily shares outstanding.
 *  Formerly Sentinel World Fund. Name change effective July 1, 2002.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                                                                         Period from
                                             Year Ended     Year Ended     Year Ended     Year Ended    5/4/98 through
                                            11/30/02(B)    11/30/01(B)    11/30/00(B)    11/30/99(B)    11/30/98(A)(B)
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period          $13.05         $18.47         $21.08         $18.05           $19.57
                                            ----------     ----------     ----------     ----------     ------------
Income (Loss) from Investment Operations
Net investment income (loss)                     (0.03)         (0.08)          0.07           0.09            (0.02)
Net realized and unrealized gain (loss)
 on investments                                  (1.35)         (2.13)         (0.99)          2.94            (1.50)
                                            ----------     ----------     ----------     ----------     ------------
Total from investment operations                 (1.38)         (2.21)         (0.92)          3.03            (1.52)
                                            ----------     ----------     ----------     ----------     ------------
Less Distributions
Dividends from net investment income                 -              -              -              -                -
Distributions from realized gains on
 investments                                      0.04           3.21           1.69              -                -
                                            ----------     ----------     ----------     ----------     ------------
Total Distributions                               0.04           3.21           1.69              -                -
                                            ----------     ----------     ----------     ----------     ------------
Net asset value at end of period                $11.63         $13.05         $18.47         $21.08           $18.05
                                            ==========     ==========     ==========     ==========     ============
Total Return (%)**                              (10.61)        (14.59)         (5.00)         16.79            (7.77)++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                       2.90           2.36           2.33           2.29             2.21 +
Ratio of net investment income (loss)
 to average net assets (%)                       (0.25)         (0.43)          0.32           0.85             0.23 +
Portfolio turnover rate (%)                         33             29             47             35               12
Net assets at end of period
 (000 omitted)                                  $1,370         $1,622         $2,080         $1,820           $1,013

(A) Commenced operations May 4, 1998.
(B) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
++  Not Annualized
 *  Formerly Sentinel World Fund. Name change effective July 1, 2002.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

        Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing, in approximately the same weightings, in the common stocks of the companies comprising the Index.

                           Sentinel Growth Index Fund

Our economic outlook today is very similar to last year's forecast. We are expecting a steady improvement in the economy and in corporate profits in 2003. In such an environment, we would expect growth stocks to attract renewed interest.

The Sentinel Growth Index Fund Class A shares earned a return of -18.73% for the fiscal year, in line with the -18.26% return for the S&P 500 / Barra Growth Index.

     After rebounding strongly during the final quarter of 2001, growth stocks under-performed the broader market during the first three months of this fiscal year as investors moved into stocks with highly predictable earnings. Investors continued to prefer the more defensive sectors of the market, such as energy and consumer staples stocks, during the middle part of the year. This shift away from the more volatile growth sectors, such as technology and telecommunications, contributed to the negative performance of the growth indices.

     Growth stocks recovered some of their losses late in the year, as the Fund was up 14% from the end of September through the end of November. The recovery in the market followed the Fed's aggressive easing of monetary policy and some early signs of stabilization in the economy.

     Our economic outlook today is very similar to last year's forecast. We are expecting a steady improvement in the economy and in corporate profits in 2003. In such an environment, we would expect growth stocks to attract renewed interest from investors.


/s/ Robert L. Lee
Robert L. Lee, CFA

/s/ Charles C. Schwartz
Charles C. Schwartz, CFA

Sentinel Growth Index Fund Performance
Class A Shares, September 13, 1999 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Growth Index
Fund                  $6,064

Standard & Poor's 500
Stock Index+          $7,272

Barra Growth Index+   $6,397

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 2.5% sales charge and includes all expenses and management fees, while that shown for the Indices does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+Unmanaged indices of stocks reflecting average prices in the stock market.

"S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Advisors Company. Sentinel Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Growth Index Fund.

-----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales    w/o sales
Period        charge++    charge
1 Year        -20.75%    -18.73%
-----------------------------------
3 Year        -17.12%    -16.41%
-----------------------------------
Since
Inception*    -14.41%    -13.73%
-----------------------------------

++Sales charge applicable to year of initial investment.

*9/13/99

                           Sentinel Growth Index Fund

Investment in Securities
at November 30, 2002

                                                        Shares         Value
                                                                     (Note 1)
  ------------------------------------------------------------------------------
  Common Stocks 99.8%
  Consumer Discretionary 14.2%
* AutoZone, Inc.                                         1,300     $   106,210
* Bed Bath & Beyond, Inc.                                3,900         135,291
* Best Buy Co., Inc.                                     4,300         119,024
  Black & Decker Corp.                                   1,100          47,267
  Darden Restaurants, Inc.                               2,300          49,749
  Delphi Automotive Systems                              7,500          63,750
  Dollar General                                         4,400          58,212
  Dow Jones & Co.                                        1,097          45,471
  Ebay, Inc.                                             4,100         282,695
  Family Dollar Stores, Inc.                             2,300          67,827
  Gap, Inc.                                             11,600         184,324
  Harley-Davidson, Inc.                                  4,080         198,043
  Home Depot, Inc.                                      31,568         834,027
  Interpublic Group of Cos.                              5,128          76,766
* Kohls Corp.                                            4,536         310,716
  Limited Brands, Inc.                                   6,900         117,369
  Lowe's Companies                                      10,400         431,600
  Mattel, Inc.                                           5,800         119,596
  Maytag Corp.                                           1,000          30,910
  McDonald's Corp.                                      17,100         316,350
  McGraw-Hill Cos.                                       2,600         154,154
  Meredith Corp.                                           700          30,527
  New York Times Co. - Class A                           2,000          96,080
  Newell Rubbermaid, Inc.                                3,600         114,192
  Omnicom Group, Inc.                                    2,581         175,637
  Radioshack Corp.                                       2,254          53,532
  Stanley Works                                          1,100          39,534
* Staples, Inc.                                          6,200         119,660
* Starbucks Corp.                                        5,200         113,048
  Target Corp.                                          12,200         424,316
  Tiffany & Co.                                          1,900          53,922
  TJX Companies                                          7,200         140,904
  Tupperware Corp.                                         739          12,659
* Univision Communications, Inc.                         3,100          99,634
  Wal-Mart Stores                                       59,721       3,234,489
* Yum! Brands, Inc.                                      3,920          93,727
                                                                   -----------
                                                                     8,551,212
                                                                   -----------
  Consumer Staples 15.6%
  Alberto Culver Co. - Class B                             800          39,640
  Anheuser-Busch Co.                                    11,684         573,918
  Avon Products, Inc.                                    3,201         164,371
  Brown Forman Corp. - Class B                             900          59,490
  Campbell Soup Co.                                      5,469         132,076
  Clorox Co.                                             3,100         135,904
  Coca-Cola Co.                                         33,345       1,521,866
  Colgate Palmolive                                      7,294         374,839
  General Mills, Inc.                                    4,988         222,565
  Gillette Co.                                          14,157         429,240
  Heinz, H.J.                                            4,694         163,445
  Hershey Foods Corp.                                    1,900         122,341
  Kellogg Co.                                            5,512         183,935
  Kimberly-Clark Corp.                                   6,900         347,208
* Kroger Co.                                            10,500         165,165
  Pepsi Bottling Group                                   3,800         109,136
  PepsiCo, Inc.                                         23,754       1,009,070
  Philip Morris Cos., Inc.                              28,400       1,071,248
  Procter & Gamble                                      17,500       1,470,000
  Sara Lee Corp.                                        10,524         245,525
  Sysco Corp.                                            8,840         260,073
  UST, Inc.                                              2,299          74,028
  Walgreen Co.                                          13,686         394,020
  Wrigley (Wm.) Jr. Co.                                  3,076         165,458
                                                                   -----------
                                                                     9,434,561
                                                                   -----------
                                                        Shares         Value
                                                                     (Note 1)
  ------------------------------------------------------------------------------
  Energy 0.1%
* B.J. Services Co.                                      2,100     $    70,245
                                                                   ------------
  Financials 6.6%
  American Express Co.                                  17,800         692,954
  Bank of New York, Inc.                                 9,700         294,395
  Charles Schwab Corp.                                  18,260         210,720
  Fannie Mae                                            13,400         844,870
  Fifth Third Bancorp                                    7,800         436,800
  Marsh & McLennan Co.                                   7,200         339,840
  MBNA Corp.                                            17,100         364,914
  Mellon Financial Corp.                                 5,800         174,290
  Moody's Corp.                                          2,089          91,958
  North Fork Bancorp, Inc.                               2,200          76,582
  Northern Trust Corp.                                   3,000         116,100
  SLM Corp.                                              2,068         202,106
  Synovus Financial Corp.                                3,900          81,237
  T. Rowe Price Group                                    1,600          48,624
                                                                   -----------
                                                                     3,975,390
                                                                   -----------
  Health Care 26.0%
  Abbott Laboratories                                   20,935         916,534
  Allergan, Inc.                                         1,762         103,588
* Amgen, Inc.                                           17,118         807,970
  Baxter International                                   8,100         259,119
  Becton Dickinson                                       3,400         100,878
* Biogen, Inc.                                           1,980          87,417
  Biomet, Inc.                                           3,550          97,625
* Boston Scientific Corp.                                5,500         231,000
  Bristol-Myers Squibb Co.                              25,918         686,827
  Cardinal Health, Inc.                                  6,050         372,317
* Forest Labs, Inc.                                      2,400         257,592
* Guidant Corp.                                          4,125         123,461
  HCA, Inc.                                              7,000         281,260
  Health Management Associates, Inc.                     3,100          54,343
  IMS Health, Inc.                                       3,728          61,885
  Johnson & Johnson                                     39,950       2,277,949
  Lilly, Eli & Co.                                      15,060       1,028,598
* MedImmune, Inc.                                        3,300          87,054
  Medtronic, Inc.                                       16,328         763,334
  Merck & Co.                                           30,165       1,792,103
  Pfizer, Inc.                                          83,028       2,618,703
  Pharmacia Corp.                                       17,300         731,790
  Schering-Plough                                       19,674         445,813
* St. Jude Medical, Inc.                                 2,400          83,568
  Stryker Corp.                                          2,700         166,995
* Tenet Healthcare Corp.                                 6,550         120,848
* UnitedHealth Group, Inc.                               4,100         333,945
  Wyeth                                                 17,800         684,054
* Zimmer Holdings, Inc.                                  2,641          99,407
                                                                   -----------
                                                                    15,675,977
                                                                   -----------
  Industrials 12.2%
  3M Company                                             5,300         688,205
* Apollo Group, Inc.                                     2,300          94,875
  Automatic Data Processing                              8,363         363,540
  Avery Dennison Corp.                                   1,456          93,825
  Block, H & R Inc.                                      2,400          91,992
  Cintas Corp.                                           2,300         116,081
* Concord EFS, Inc.                                      6,800         102,000
  Danaher Corp.                                          2,000         125,680
  Deluxe Corp.                                             800          34,720
  Equifax, Inc.                                          1,872          45,490
  First Data Corp.                                      10,200         353,328
* Fiserv, Inc.                                           2,550          86,496
  General Dynamics Corp.                                 2,700         219,915
  General Electric Co.                                 133,455       3,616,630
  Paychex, Inc.                                          5,022         146,642
  Pitney Bowes, Inc.                                     3,200         112,960
* Robert Half Int'l., Inc.                               2,300          45,195
  Rockwell Collins, Inc.                                 2,400          51,360

                                                        Shares         Value
                                                                     (Note 1)
  ------------------------------------------------------------------------------
* Sabre Holdings Corp.                                   1,900     $    41,344
  United Parcel Service, Inc. - Class B                 15,000         950,400
                                                                   -----------
                                                                     7,380,678
                                                                   -----------
  Information Technology 24.1%
  Adobe Systems, Inc.                                    3,188          94,142
* Altera Corp.                                           5,100          74,103
* Analog Devices, Inc.                                   4,900         150,381
* Applied Materials                                     22,000         375,100
* Cisco Systems, Inc.                                   98,160       1,464,547
* Dell Computer Corp.                                   34,823         994,893
  Electronic Arts, Inc.                                  1,900         128,934
  Intel Corp.                                           89,408       1,866,839
  International Business Machines                       22,804       1,986,228
* Intuit, Inc.                                           2,900         156,426
* KLA-Tencor Corp.                                       2,500         110,425
* Lexmark Int'l., Inc. - Class A                         1,729         114,356
  Linear Technology                                      4,300         142,889
* Maxim Integrated Products                              4,300         180,987
* Mercury Interactive Corp.                              1,100          36,828
* Microsoft Corp.                                       72,643       4,200,218
  Millipore Corp.                                          597          22,005
  Molex, Inc.                                            2,600          72,930
* Network Appliance, Inc.                                4,444          61,772
* NVIDIA Corp.                                           2,000          34,260
* Oracle Corp.                                          72,808         884,617
* PMC-Sierra, Inc.                                       2,200          17,930
* QLogic Corp.                                           1,300          56,472
* Qualcomm, Inc.                                        10,458         431,079
* Siebel Systems, Inc.                                   6,400          54,464
  SunGard Data Systems, Inc.                             3,800          88,806
  Texas Instruments, Inc.                               23,200         466,552
* Waters Corp.                                           1,700          45,560
* Xilinx, Inc.                                           4,450         109,648
* Yahoo!, Inc.                                           7,980         145,794
                                                                   -----------
                                                                    14,569,185
                                                                   -----------
  Materials 0.6%
* American Standard Cos., Inc.                           1,000          74,480
  Ball Corporation                                         800          39,584
  Ecolab, Inc.                                           1,700          84,439
  Freeport McMoran Copper & Gold - Class B               1,900          29,450
  Hercules, Inc.                                         1,400          13,188
  Int'l. Flavors & Fragrances                            1,300          42,926
* Sealed Air Corp.                                       1,100          41,591
  Sigma Aldrich Corp.                                    1,000          50,250
                                                                   -----------
                                                                       375,908
                                                                   -----------
  Telecommunication Services 0.4%
* Nextel Communications                                 12,200         167,750
* Sprint Corp. (PCS Group)                              13,310          76,666
                                                                   -----------
                                                                       244,416
                                                                   -----------
  Total Common Stocks
    (Cost $73,339,959)**                                            60,277,572
  Excess of Other Assets
    Over Liabilities 0.2%                                              107,615
                                                                   -----------
  Net Assets                                                       $60,385,187
                                                                   ===========

*  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November
   30, 2002 net unrealized depreciation for federal income tax purposes aggregated $13,062,387 of which $3,662,118 related to appreciated securities and $16,724,505 related to depreciated securities.

                                              See Notes to Financial Statements.

                           Sentinel Growth Index Fund

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $73,339,959)                            $ 60,277,572
Cash and cash equivalents                                                42,921
Receivable for securities sold                                           59,293
Receivable for fund shares sold                                          54,977
Receivable for dividends                                                 65,483
Receivable from fund administrator                                        1,811
                                                                   ------------
  Total Assets                                                       60,502,057
                                                                   ------------
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                         28,108
Payable for fund shares repurchased                                      30,357
Accrued expenses                                                         19,504
Management fee payable                                                   14,596
Distribution fee payable (Class A Shares)                                 6,685
Distribution fee payable (Class B Shares)                                 8,190
Distribution fee payable (Class C Shares)                                   660
Fund service fee payable                                                  8,770
                                                                   ------------
  Total Liabilities                                                     116,870
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $ 60,385,187
                                                                   ============
Net Asset Value and Offering Price per Share
  Class A Shares
$47,721,055/3,837,783 shares outstanding                           $      12.43
Sales Charge--2.50% of offering price                                      0.32
                                                                   ------------
Maximum Offering Price                                             $      12.75
                                                                   ============
  Class B Shares
$11,866,992/979,540 shares outstanding                             $      12.11
                                                                   ============
  Class C Shares
$797,140/67,581 shares outstanding                                 $      11.80
                                                                   ============
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                         $     48,849
Paid-in capital                                                     105,821,844
Accumulated undistributed net investment income                         169,194
Accumulated undistributed net realized loss on investments          (32,592,313)
Unrealized depreciation of investments                              (13,062,387)
                                                                   ------------
Net Assets                                                         $ 60,385,187
                                                                   ============

See Notes to Financial Statements.


Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                          $    774,757
                                                                   ------------
Expenses:
Management advisory fee                                                 203,438
Transfer agent fees                                                     138,750
Custodian fees                                                           46,094
Distribution expense (Class A Shares)                                    81,901
Distribution expense (Class B Shares)                                   102,178
Distribution expense (Class C Shares)                                     9,638
Accounting services                                                      23,440
Auditing fees                                                             7,500
Legal fees                                                                4,150
Reports and notices to shareholders                                      10,250
Registration and filing fees                                             29,828
Directors' fees and expenses                                              8,520
Other                                                                    14,729
                                                                   ------------
   Total Expenses                                                       680,416
   Expense Reimbursement                                                (90,826)
   Expense Offset                                                        (2,894)
                                                                   ------------
   Net Expenses                                                         586,696
                                                                   ------------
Net Investment Income                                                   188,061
                                                                   ------------
--------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                           (10,568,731)
Net change in unrealized appreciation (depreciation)                 (4,695,015)
                                                                   ------------
Net Realized and Unrealized Loss on Investments                     (15,263,746)
                                                                   ------------
Net Decrease in Net Assets from Operations                         $(15,075,685)
                                                                   ============

See Notes to Financial Statements.

                           Sentinel Growth Index Fund

                       Statement of Changes on Net Assets

                                                Year Ended          Year Ended
                                                  11/30/02            11/30/01
------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment gain (loss)                    $    188,061        $    (14,375)
Net realized loss on sales of investments      (10,568,731)        (18,307,146)
Net change in unrealized
   appreciation (depreciation)                  (4,695,015)          2,561,753
                                              ------------        ------------
Net decrease in net assets from operations     (15,075,685)        (15,759,768)
                                              ------------        ------------
------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (18,867)                  -
   Class B Shares                                        -                   -
   Class C Shares                                        -                   -
From net realized gain on investments
   Class A Shares                                        -                   -
   Class B Shares                                        -                   -
   Class C Shares                                        -                   -
                                              ------------        ------------
Total distributions to shareholders                (18,867)                  -
                                              ------------        ------------
------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                               11,105,786          14,527,019
   Class B Shares                                2,435,084           3,655,963
   Class C Shares                                  615,316             530,630
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                   11,701                   -
   Class B Shares                                        -                   -
   Class C Shares                                        -                   -
                                              ------------        ------------
                                                14,167,887          18,713,612
Less: Payments for shares reacquired
   Class A Shares                               (9,269,968)        (13,552,869)
   Class B Shares                               (3,231,377)         (4,413,232)
   Class C Shares                                 (413,579)           (133,765)
                                              ------------        ------------
Increase in net assets from
   capital share transactions                    1,252,963             613,746
                                              ------------        ------------
Total Decrease in Net Assets for period        (13,841,589)        (15,146,022)
Net Assets: Beginning of period                 74,226,776          89,372,798
                                              ------------        ------------
Net Assets: End of period                     $ 60,385,187        $ 74,226,776
                                              ============        ============
Undistributed Net Investment Income
   at End of Period                           $    169,194        $          -
                                              ============        ============

See Notes to Financial Statements.

                           Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                          Period from
                                           Year Ended     Year Ended     Year Ended   9/13/99 through
                                          11/30/02(B)    11/30/01(B)    11/30/00(B)   11/30/99 (A)(B)
-----------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period        $ 15.30        $ 18.53        $ 21.30           $ 20.00
                                              -------        -------        -------           -------
Income (Loss) from Investment
Operations
Net investment income (loss)                     0.07           0.03          (0.02)             0.02
Net realized and unrealized gain
 (loss) on investments                          (2.93)         (3.26)         (2.74)             1.28
                                              -------        -------        -------           -------
Total from investment operations                (2.86)         (3.23)         (2.76)             1.30
                                              -------        -------        -------           -------
Less Distributions
Dividends from net investment income             0.01              -           0.01                 -
Distributions from realized gains on
 investments                                        -              -           0.00**               -
                                              -------        -------        -------           -------
Total Distributions                              0.01              -           0.01                 -
                                              -------        -------        -------           -------
Net asset value at end of period              $ 12.43        $ 15.30        $ 18.53           $ 21.30
                                              =======        =======        =======           =======
Total Return (%) *                             (18.73)        (17.43)        (12.97)             6.50 ++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                      0.65           0.66           0.66              0.63 +
Ratio of expenses to average net
 assets before voluntary expense
 reimbursements (%) ***                          0.79           0.78           0.76              1.11 +
Ratio of net investment income (loss)
 to average net assets (%)                       0.49           0.19          (0.07)             0.46 +
Ratio of net investment income (loss)
 to average net assets before voluntary
 expense reimbursements (%)***                   0.36           0.07          (0.17)            (0.01)+
Portfolio turnover rate (%)                        29             52             30                 3 ++
Net assets at end of period (000
 omitted)                                     $47,721        $57,585        $68,451           $28,530

                                                                                          Period from
                                           Year Ended     Year Ended     Year Ended   9/13/99 through
                                          11/30/02(B)    11/30/01(B)    11/30/00(B)   11/30/99 (A)(B)
-----------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period        $ 15.06        $ 18.38        $ 21.28            $20.00
                                              -------        -------        -------            ------
Income (Loss) from Investment
Operations
Net investment loss                             (0.06)         (0.10)        (0.19)             (0.01)
Net realized and unrealized gain
 (loss) on investments                          (2.89)         (3.22)        (2.71)              1.29
                                              -------        -------        -------            ------
Total from investment operations                (2.95)         (3.32)        (2.90)              1.28
                                              -------        -------        -------            ------
Less Distributions
Dividends from net investment income                -              -              -                 -
Distributions from realized gains on
 investments                                        -              -           0.00**               -
                                              -------        -------        -------            ------
Total Distributions                                 -              -              -                 -
                                              -------        -------        -------            ------
Net asset value at end of period              $ 12.11        $ 15.06        $ 18.38            $21.28
                                              =======        =======        =======            ======
Total Return (%) *                             (19.59)        (18.06)        (13.62)             6.40 ++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                       1.59           1.48          1.45              1.17 +
Ratio of expenses to average net
 assets before voluntary expense
 reimbursements (%) ***                           1.73           1.60          1.54              1.66 +
Ratio of net investment loss to average
 net assets (%)                                 (0.44)         (0.63)         (0.85)            (0.14)+
Ratio of net investment loss to
 average net assets before voluntary
 expense reimbursements (%)***                  (0.58)         (0.75)         (0.94)            (0.62)+
Portfolio turnover rate (%)                        29             52             30                 3 ++
Net assets at end of period (000
 omitted)                                     $11,867        $15,778        $20,314            $8,452

(A)  Commenced operations September 13, 1999.
(B)  Per share data calculated utilizing average daily shares outstanding.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
**   Represents less than $.005 of average daily shares outstanding.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

                           Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                            Period from
                                                            Year Ended     Year Ended   3/30/00 through
                                                            11/30/02(B)    11/30/01(B)   11/30/00(B)(C)
---------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                          $ 14.78        $ 18.36          $ 23.59
                                                            -----------    -----------  ---------------
Loss from Investment Operations
Net investment loss                                               (0.18)         (0.36)           (0.29)
Net realized and unrealized loss on investments                   (2.80)         (3.22)           (4.94)
                                                            -----------    -----------  ---------------
Total from investment operations                                  (2.98)         (3.58)           (5.23)
                                                            -----------    -----------  ---------------
Less Distributions
Dividends from net investment income                                  -              -                -
Distributions from realized gains on investments                      -              -                -
                                                            -----------    -----------  ---------------
Total Distributions                                                   -              -                -
                                                            -----------    -----------  ---------------
Net asset value at end of period                                $ 11.80        $ 14.78          $ 18.36
                                                            ===========    ===========  ===============
Total Return (%) *                                               (20.16)        (19.50)          (22.17)++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                                        2.55           3.23             2.35 +
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)***                           2.68           3.34             2.45 +
Ratio of net investment loss to average
 net assets (%)                                                   (1.39)         (2.37)           (1.81)+
Ratio of net investment loss to average net assets
 before voluntary expense reimbursements(%)***                    (1.52)         (2.48)           (1.90)+
Portfolio turnover rate (%)                                          29             52               30
Net assets at end of period (000 omitted)                       $   797        $   864          $   608

(B)  Per share data calculated utilizing average daily shares outstanding.
(C)  Commenced operations March 30, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

  Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                           Sentinel Common Stock Fund

Looking ahead, we believe the platform for sustained economic recovery and improving corporate earnings prospects is stronger than in many years.

During the fiscal year, stock market difficulties resulted from a number of lingering issues. Foremost was the unusually slow pace of the current economic recovery. Growth was more muted than normal, due to the lack of pent-up demand in many sectors of the economy. As result, we saw a notable lack of earnings growth in Corporate America. We expect a pick up in the momentum of earnings as business conditions firm up in the future, but this process may proceed more gradually than many investors expect. Another headwind to the market's progress was the fact that stock prices, on average, were not trading at particularly cheap levels. The stock market has been relatively fully valued for much of the past two years, even as stock prices have deteriorated. Recently, however, valuations have improved and the range of opportunities to invest in attractive stocks has expanded. And finally, difficulties in the stock market during the past year were accentuated as scandalous corporate practices were exposed. Investor confidence weakened as various revelations surfaced during the course of the year. Many poor practices are now widely understood and stock prices of transgressors have adjusted to the new realities.

    The Sentinel Common Stock Fund Class A shares declined 12.55% for the fiscal year ending November 30, 2002. This compares favorably to the returns on market indices such as the Standard & Poor's 500 Index, which fell 16.5%, and the Standard & Poor's Barra Value Index, which dropped 15.2%. The Fund also outperformed peer mutual fund indices, with the Morningstar Large Cap Value falling 13.4% and the Lipper Large Cap Value average declining 14.4%. It was a year in which all equity investment styles, encompassing the spectrum of stock market capitalizations, experienced negative results due to worries over the path of economic progress, as well as concerns about the terrorist threat and mounting war tensions with Iraq.

    While the Fund was adversely impacted in this difficult environment, we were able to cushion the market downside, and concurrently improve the quality and profile of the companies in the Fund's portfolio. The Fund has always focused on owning a well-diversified portfolio of high-quality, cash generating companies with sustainable business advantages. Given this focus, we were able to avoid the vast majority of contentious situations in the stock market that negatively impacted shareholders. The confluence of difficult issues outlined above tarnished even the most well constructed portfolios during this difficult year. Essentially, there were very few places to preserve value in a year when all equity investment styles experienced losses. The diverse holdings in the Fund helped to temper stock-specific risks. Our stock selections outperformed the market, given the Fund's focus on quality companies. Sector emphasis provided additional positive value versus our benchmarks as we overemphasized areas with consistent, sustainable earnings growth. The best performing sectors in the Fund were energy, consumer staples, industrials and basic materials. Lagging sectors included financials, utilities and health care.

    Looking ahead, we believe the platform for sustained economic recovery and improving corporate earnings prospects is stronger than in many years. Given geopolitical concerns, lingering debt problems among consumers and still tenuous investor confidence, we may not be totally out of the woods yet. However, the balance of risks is shifting to a more constructive view as many more individual stocks appear attractive, corporations have become much leaner in order to compete and investor expectations have moderated to more realistic levels. As we have noted consistently in our communications with shareholders, time is the essential

Sentinel Common Stock Fund Performance
Class A Shares, Ten Years Ended through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Common Stock
Fund                   $21,509

Morningstar
Large Value            $24,314

Standard & Poor's 500
Stock Index+           $26,280

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of stocks reflecting average prices in the stock market.

--------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

                w/sales    w/o sales
Period          charge++    charge
1 Year          -16.92%    -12.55%
--------------------------------------
5 Years          -0.27%      0.76%
--------------------------------------
10 Years          7.96%      8.52%
--------------------------------------

++Sales charge applicable to year of initial investment.

ingredient in resolving economic dislocations. While an immediate catalyst for a meaningful and sustained upswing in the economy and stock market remains elusive, time has been working in our favor. Corporations have improved their operations, while regulators have tightened oversight standards for business to prevent a repeat of poor governance issues paraded over the past two years. In our portfolio, we have strengthened holdings in a volatile environment to benefit from firming future trends. That's why, when the turn comes, and business prospects are on more solid footing, our holdings should be poised to benefit.

    We would like to thank you for your support and look forward to serving your investment needs in the years ahead.

/s/ Van Harissis
Van Harissis, CFA

/s/ Daniel J. Manion
Daniel J. Manion, CFA

                           Sentinel Common Stock Fund

Investment in Securities
at November 30, 2002

                                          Shares             Value
                                                           (Note 1)
------------------------------------------------------------------
   Common Stocks 90.9%
   Consumer Discretionary 4.5%
   Gap, Inc.                              600,000    $   9,534,000
   Hasbro, Inc.                           420,000        5,384,400
   Home Depot, Inc.                        65,600        1,733,152
   Interpublic Group of
     Cos., Inc.                           350,000        5,239,500
*  Liberty Media Corp.                    584,000        6,167,040
   McDonald's Corp.                       320,600        5,931,100
   McGraw-Hill Cos.                        90,000        5,336,100
*  Toys R Us, Inc.                        320,000        4,355,200
                                                     -------------
                                                        43,680,492
                                                     -------------

   Consumer Staples 9.3%
   Campbell Soup Co.                      225,000        5,433,750
   ConAgra Foods, Inc.                    625,000       15,231,250
   CVS Corp.                              150,000        4,032,000
   General Mills, Inc.                    127,300        5,680,126
   Kellogg Co.                            275,000        9,176,750
   Kimberly-Clark Corp.                   275,000       13,838,000
*  Kroger Co.                             161,500        2,540,395
   Philip Morris Cos., Inc.               425,000       16,031,000
   Sara Lee Corp.                         820,000       19,130,600
                                                     -------------
                                                        91,093,871
                                                     -------------
   Energy 12.4%
   Anadarko Petroleum Corp.                88,000        4,153,600
   Burlington Resources,
     Inc.                                 167,700        7,063,524
   ChevronTexaco Corp.                    166,400       11,153,793
*  Cooper Cameron Corp.                   100,000        5,126,000
   Encana Corp.                           135,800        3,695,118
   Exxon Mobil Corp.                      746,210       25,968,108
   GlobalSantaFe Corp.                    360,300        9,230,886
   Kerr-McGee Corp.                       218,800        9,900,700
   Murphy Oil Corp.                        28,500        2,443,590
   Ocean Energy, Inc.                     242,700        4,572,468
*  Pioneer Natural
     Resources Co.                        192,000        4,734,720
   Royal Dutch
     Petroleum Co.                        220,000        9,581,000
   Schlumberger Ltd.                      176,700        7,818,975
   Tidewater, Inc.                        136,100        4,209,573
*  Transocean, Inc.                        76,660        1,862,838
*  Weatherford Int'l., Inc.               229,600        9,262,064
                                                     -------------
                                                       120,776,957
                                                     -------------
   Financials 16.8%
   American Express Co.                   280,800       10,931,544
   American Int'l. Group                  190,000       12,378,500
   Bank of New York, Inc.                 528,600       16,043,010
*  Berkshire Hathaway,
     Inc. - Class A                           410       29,643,000
   Chubb Corporation                      160,000        9,376,000
   Citigroup, Inc.                        575,000       22,356,000
   Marsh & McLennan Co.                   210,000        9,9I2,000
   St. Paul Cos., Inc.                    300,000       11,172,000
*  Travelers Property
     Casualty - Class A                    24,842          396,230
*  Travelers Property
     Casualty - Class B                    51,040          816,640
   US Bancorp                             650,000       14,235,000
   Wachovia Corp.                         208,000        7,311,200
   Wells Fargo & Co.                      425,000       19,639,250
                                                     -------------
                                                       164,210,374
                                                     -------------
   Health Care 15.5%
   Abbott Labs                            219,700        9,618,466
*  Amgen, Inc.                             90,200        4,257,440
   Bausch & Lomb, Inc.                    150,000        5,661,000
*  Boston Scientific Corp.                385,000       16,170,000
   C.R. Bard, Inc.                        200,000       11,100,000
*  First Health Group Corp.               100,000        2,386,000
*  Guidant Corp.                          684,700       20,493,071
   Johnson & Johnson                      180,000       10,263,600
   Lilly, Eli & Co.                       312,300       21,330,090
   Medtronic, Inc.                         96,400        4,506,700
   Merck & Co., Inc.                      190,000       11,287,900
   Pharmacia Corp.                        436,400       18,459,720
   Wyeth                                  390,600       15,010,758
                                                     -------------
                                                       150,544,745
                                                     -------------
   Industrials 13.1%
   Boeing Co.                             125,000        4,250,000
   Canadian National
     Railway Co.                          124,600        5,112,338
*  Convergys Corp.                        286,200        4,934,088
   CSX Corp.                              302,200        8,355,830
   Deere & Co.                            292,500       14,961,375
   General Dynamics Corp.                 233,000       18,977,850
   General Electric Co.                   151,700        4,111,070
   ITT Industries, Inc.                    74,800        4,508,944
   Lockheed Martin Corp.                  142,000        7,412,400
*  Republic Services, Inc.                374,500        8,051,750
   Rockwell Automation, Inc.              123,800        2,605,990
   Ryder System, Inc.                     233,000        5,359,000
*  SPX Corp.                              108,200        5,107,040
   Tyco International Ltd.                329,600        5,880,064
   Union Pacific Corp.                    248,900       14,411,310
   United Technologies
     Corp.                                212,700       13,287,369
                                                     -------------
                                                       127,326,418
                                                     -------------
   Information Technology 4.5%
*  Agilent Technologies, Inc.             138,200        2,682,462
*  Analog Devices, Inc.                   110,000        3,375,900
   Diebold, Inc.                          200,000        7,926,000
*  Flextronics Int'l., Ltd.               165,600        1,823,256
   Hewlett-Packard Co.                     53,500        1,042,180
   Intel Corp.                            200,000        4,176,000
   International Business
     Machines                              97,600        8,500,960
*  KLA-Tencor Corp.                        24,000        1,060,080
   Motorola, Inc.                         337,000        3,835,060
   Scientific Atlantic, Inc.               90,900        1,236,240
*  Teradyne, Inc.                         166,700        2,732,213
   Texas Instruments, Inc.                274,800        5,526,228
                                                     -------------
                                                        43,916,579
                                                     -------------
   Materials 8.2%
   Alcan, Inc.                            276,000        8,732,640
   Dupont (EI) de Nemours                 251,900       11,239,778
   IMC Global, Inc.                       683,700        8,922,285
   International Flavors
     & Fragrances                         225,000        7,429,500
   International Paper Co.                369,800       14,514,650
   MeadWestvaco Corp.                     205,200        5,138,208
   Monsanto Co.                           399,646        7,029,773
*  Pactiv Corp.                           591,800       12,250,260
   Rohm & Haas Co.                        145,400        5,145,706
                                                     -------------
                                                        80,402,800
                                                     -------------
   Telecommunication Services 6.0%
   Alltel Corp.                           125,000        6,885,000
   Bellsouth Corp.                        250,000        6,950,000
   SBC Communications,
     Inc.                                 450,600       12,842,100
   Verizon Communications                 650,000       27,222,000
   Vodafone Group (ADR)                   250,000        4,687,500
                                                     -------------
                                                        58,586,600
                                                     -------------
   Utilities 0.6%
   Duke Energy Corp.                     290,000         5,724,600
                                                     -------------
   Total Common Stocks
     (Cost $678,989,443)                               886,263,436
                                                     -------------

                                  Principal Amount Value
                                     (M=$1,000) (Note 1)
--------------------------------------------------------
Corporate Short-Term Notes 4.7%
American Express
   1.28%, 12/09/2002             8,000M    $  7,997,724
American Express
   1.28%, 12/10/2002             7,700M       7,697,536
ChevronTexaco Corp.
   1.26%, 12/11/2002            14,000M      13,995,100
Nestle Capital Corp.
   1.28%, 12/03/2002             8,000M       7,999,431
Transamerica Financial Corp.
   1.26%, 12/30/2002             2,795M       2,792,163
Wells Fargo & Co.
   1.28%, 12/06/2002             5,800M       5,798,969
                                          -------------
Total Corporate Short-Term Notes
   (Cost $46,280,923)                        46,280,923
                                          -------------
U.S. Government
     Agency Obligations 3.2%
Federal Home Loan
   Mortgage Corporation
   1.22%, 12/04/2002             8,900M       8,899,095
Federal National
   Mortgage Association
   1.21%, 12/02/2002            11,000M      10,999,630
Federal National
   Mortgage Association
   1.23%, 12/05/2002            11,000M      10,998,497
                                          -------------
Total U.S. Government
   Agency Obligations
   (Cost $30,897,222)                        30,897,222
                                          -------------
Total Investments
   (Cost $756,167,588)**                    963,441,581
Excess of Other Assets
     Over Liabilities 1.2%                   11,413,357
                                          -------------
Net Assets                                $ 974,854,938
                                          =============

 *   Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November 30, 2002 unrealized appreciation for federal income tax purposes aggregated $207,273,993 of which $239,655,724 related to appreciated securities and $32,381,731 related to depreciated securities.

     (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

                           Sentinel Common Stock Fund

Statement of Assets and Liabilities
at November 30, 2002

------------------------------------------------------------------------------
Assets
Investments at value ($756,167,588)                             $ 963,441,581
Cash and cash equivalents                                               2,273
Receivable for securities sold                                     22,423,618
Receivable for fund shares sold                                       230,062
Receivable for dividends and interest                               1,966,929
                                                                -------------
  Total Assets                                                    988,064,463
                                                                -------------

-------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                   11,633,500
Payable for fund shares repurchased                                   207,769
Accrued expenses                                                      509,040
Management fee payable                                                430,572
Distribution fee payable (Class A Shares)                             270,769
Distribution fee payable (Class B Shares)                              48,727
Distribution fee payable (Class C Shares)                               1,155
Fund service fee payable                                              107,778
                                                                -------------
  Total Liabilities                                                13,209,525
                                                                -------------
Net Assets Applicable to Outstanding shares                     $ 974,854,938
                                                                =============
Net Asset Value and Offering Price per Share
  Class A Shares
$889,065,515/34,599,875 shares outstanding                      $       25.70
Sales Charge--5.00% of offering price                                    1.35
                                                                -------------
Maximum Offering Price                                          $       27.05
                                                                =============
  Class B Shares
$80,771,913/3,167,352 shares outstanding                        $       25.50
                                                                =============
  Class C Shares
$5,017,510/196,674 shares outstanding                           $       25.51
                                                                =============

-------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $     379,639
Paid-in capital                                                   767,820,404
Accumulated undistributed net investment income                     1,405,262
Accumulated undistributed net realized loss
 on investments                                                    (2,024,360)
Unrealized appreciation of investments                            207,273,993
                                                                -------------
Net Assets                                                      $ 974,854,938
                                                                =============

Statement of Operations
For the Year Ended November 30, 2002

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $  17,944,847
Interest                                                            1,645,926
                                                                -------------
  Total Income                                                     19,590,773
                                                                -------------
Expenses:
Management advisory fee                                             6,056,498
Transfer agent fees                                                 1,554,860
Custodian fees                                                        129,419
Distribution expense (Class A Shares)                               2,566,218
Distribution expense (Class B Shares)                                 989,344
Distribution expense (Class C Shares)                                  67,277
Accounting services                                                   378,300
Auditing fees                                                          65,300
Legal fees                                                             59,825
Reports and notices to shareholders                                   124,700
Registration and filing fees                                           46,948
Directors' fees and expenses                                          139,661
Other                                                                  59,459
                                                                -------------
  Total Expenses                                                   12,237,809
  Expense Offset                                                      (28,769)
                                                                -------------
  Net Expenses                                                     12,209,040
                                                                -------------
Net Investment Income                                               7,381,733
                                                                -------------

-----------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                            (282,289)
Net change in unrealized appreciation
 (depreciation)                                                  (157,602,059)
                                                                -------------

Net Realized and Unrealized Loss
 on Investments                                                  (157,884,348)
                                                                -------------
Net Decrease in Net Assets from Operations                      $(150,502,615)
                                                                =============

See Notes to Financial Statements.

                           Sentinel Common Stock Fund

Statement of Changes on Net Assets

                                                          Year Ended             Year Ended
                                                            11/30/02               11/30/01
-------------------------------------------------------------------------------------------
Decrease in Net Assets from Operations
Net investment income                                 $    7,381,733        $     8,063,807
Net realized gain (loss) on sales of investments            (282,289)           134,148,314
Net change in unrealized
  appreciation (depreciation)                           (157,602,059)          (231,413,169)
                                                      --------------        ---------------
Net decrease in net assets from operations              (150,502,615)           (89,201,048)
                                                      --------------        ---------------
-------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                         (6,482,941)            (9,279,204)
   Class B Shares                                                  -                ( 9,115)
   Class C Shares                                                  -                   (312)
From net realized gain on investments
   Class A Shares                                       (122,218,984)          (174,605,224)
   Class B Shares                                        (12,281,503)           (16,735,334)
   Class C Shares                                         (1,396,873)              (858,245)
                                                      --------------        ---------------
Total distributions to shareholders                     (142,380,301)          (201,487,434)
                                                      --------------        ---------------
-------------------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                        132,679,137            179,099,952
   Class B Shares                                         13,572,546             18,804,845
   Class C Shares                                         39,466,447             56,754,754
Net asset value of shares in reinvestment
  of dividends and distributions
   Class A Shares                                        106,199,798            150,392,790
   Class B Shares                                         12,106,432             16,532,909
   Class C Shares                                          1,393,903                854,006
                                                      --------------        ---------------
                                                         305,418,263            422,439,256
Less: Payments for shares reacquired
   Class A Shares                                       (215,776,922)          (250,578,203)
   Class B Shares                                        (30,815,079)           (22,203,497)
   Class C Shares                                        (40,236,363)           (54,657,744)
                                                      --------------        ---------------
Increase in net assets from
  capital share transactions                              18,589,899             94,999,812
                                                      --------------        ---------------
Total Decrease in Net Assets for period                 (274,293,017)          (195,688,670)
Net Assets: Beginning of period                        1,249,147,955          1,444,836,625
                                                      --------------        ---------------
Net Assets: End of period                             $  974,854,938        $ 1,249,147,955
                                                      ==============        ===============
Undistributed Net Investment Income
  at End of Period                                    $    1,405,262        $       506,682
                                                      ==============        ===============

See Notes to Financial Statements.

                           Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                              Year Ended    Year Ended     Year Ended     Year Ended    Year Ended
                                            11/30/02 (B)  11/30/01 (B)   11/30/00 (B)       11/30/99      11/30/98
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period          $  33.18    $    41.22     $    42.91     $    44.56    $    44.09
                                                --------    ----------     ----------     ----------    ----------
Income (Loss) from Investment Operations
Net investment income                               0.22          0.24           0.30           0.37          0.42
Net realized and unrealized gain (loss)
 on investments                                    (3.91)        (2.50)          1.54           2.17          5.19
                                                --------    ----------     ----------     ----------    ----------
Total from investment operations                   (3.69)        (2.26)          1.84           2.54          5.61
                                                --------    ----------     ----------     ----------    ----------
Less Distributions
Dividends from net investment income                0.18          0.27           0.31           0.38          0.45
Distributions from realized gains on
 investments                                        3.61          5.51           3.22           3.81          4.69
                                                --------    ----------     ----------     ----------    ----------
Total Distributions                                 3.79          5.78           3.53           4.19          5.14
                                                --------    ----------     ----------     ----------    ----------
Net asset value at end of period                $  25.70    $    33.18     $    41.22     $    42.91    $    44.56
                                                ========    ==========     ==========     ==========    ==========
Total Return (%) *                               (12.55)         (6.43)          4.80           5.96         14.31

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                         1.02          1.06           1.03           1.00          1.02
Ratio of net investment income to average
 net assets (%)                                     0.76          0.66           0.75           0.85          0.98
Portfolio turnover rate (%)                           55            65             52             37            28
Net assets at end of period (000 omitted)       $889,066    $1,129,290     $1,313,790     $1,538,671    $1,610,630


                                              Year Ended    Year Ended     Year Ended     Year Ended    Year Ended
                                            11/30/02 (B)  11/30/01 (B)   11/30/00 (B)   11/30/99 (B)  11/30/98 (B)
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period          $  33.04    $    41.08     $    42.82     $    44.47    $    44.03
                                                --------    ----------     ----------     ----------    ----------
Income (Loss) from Investment Operations
Net investment income (loss)                       (0.05)        (0.05)         (0.03)          0.03          0.07
Net realized and unrealized gain (loss)
 on investments                                    (3.88)        (2.48)          1.53           2.18          5.19
                                                --------    ----------     ----------     ----------    ----------
Total from investment operations                   (3.93)        (2.53)          1.50           2.21          5.26
                                                --------    ----------     ----------     ----------    ----------
Less Distributions
Dividends from net investment income                   -          0.00 **        0.02           0.05          0.13
Distributions from realized gains on
 investments                                        3.61          5.51           3.22           3.81          4.69
                                                --------    ----------     ----------     ----------    ----------
Total Distributions                                 3.61          5.51           3.24           3.86          4.82
                                                --------    ----------     ----------     ----------    ----------
Net asset value at end of period                $  25.50    $    33.04     $    41.08     $    42.82    $    44.47
                                                ========    ==========     ==========     ==========    ==========
Total Return (%) *                                (13.39)        (7.20)          3.94           5.14         13.38

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                         1.96          1.86           1.86           1.81          1.81
Ratio of net investment income (loss) to
 average net assets (%)                            (0.18)        (0.14)         (0.08)          0.05          0.19
Portfolio turnover rate (%)                           55            65             52             37            28
Net assets at end of period (000 omitted)       $ 80,772    $  112,871     $  125,430     $  149,586    $  129,966

(B)  Per share data calculated utilizing average daily shares outstanding.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
**   Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

                           Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                      Period from
                                             Year Ended    Year Ended    Year Ended   Year Ended   5/4/98 through
                                            11/30/02(B)   11/30/01(B)   11/30/00(B)  11/30/99(B)   11/30/98(A)(B)
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period          $ 33.08        $41.16       $ 42.90       $44.55           $45.23
                                                -------        ------       -------       ------           ------
Income (Loss) from Investment Operations
Net investment income (loss)                      (0.06)        (0.03)       (0.04)        (0.03)            0.06
Net realized and unrealized gain (loss)
 on investments                                   (3.90)        (2.54)         1.52         2.20            (0.71)
                                                -------        ------       -------       ------           ------
Total from investment operations                  (3.96)        (2.57)         1.48         2.17            (0.65)
                                                -------        ------       -------       ------           ------
Less Distributions
Dividends from net investment income                  -          0.00 **          -         0.01             0.03
Distributions from realized gains on
 investments                                       3.61          5.51          3.22         3.81                -
                                                -------        ------       -------       ------           ------
Total Distributions                                3.61          5.51          3.22         3.82             0.03
                                                -------        ------       -------       ------           ------
Net asset value at end of period                $ 25.51        $33.08       $ 41.16       $42.90           $44.55
                                                =======        ======       =======       ======           ======
Total Return (%) *                               (13.48)        (7.30)         3.87         5.03            (1.43)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                        2.02          1.91          1.93         1.90             1.92 +
Ratio of net investment income (loss) to
 average net assets (%)                           (0.23)        (0.12)        (0.11)       (0.04)            0.08 +
Portfolio turnover rate (%)                          55            65            52           37               28
Net assets at end of period (000 omitted)       $ 5,018        $6,987       $ 5,616       $7,323           $5,358

(A)  Commenced operations May 4, 1998.
(B)  Per share data calculated utilizing average daily shares outstanding.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
**   Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

         Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in high quality common stocks and investment grade bonds.

                             Sentinel Balanced Fund

Looking ahead, we believe the platform for sustained economic recovery and improving corporate earnings prospects is stronger than in many years.

The Sentinel Balanced Fund Class A shares produced a total return of -7.67% for the fiscal year ended November 30, 2002. This figure compares favorably to the -8.8% annual return for the average Lipper Balanced fund. Total return for the Fund was also well above the -16.5% return for the S&P 500 Index over this time period, but lagged the 7.3% return for the Lehman Aggregate Bond Index, and the -7.32% return of the average Morningstar Domestic Hybrid fund. Returns on high quality fixed-income assets once again generally outpaced those for large capitalization domestic and international equities. The stock market experienced negative results due to worries over the path of economic progress, as well as concerns about the terrorist threat and mounting war tensions with Iraq. Investor confidence weakened as various revelations of corporate malfeasance surfaced during the course of the year. While we were also adversely impacted in this difficult environment, we were able to cushion the market downside, and concurrently improve the quality and profile of the companies we own in the portfolio.

    The Sentinel Balanced Fund began the year with a mix of 62% stocks, 35% bonds and 3% cash and cash equivalents. Investor optimism about a rebound in corporate profits began to recede as the year progressed. Equity prices declined sharply in July and again in October. As the fiscal year came to a close, stock prices had rebounded from lows but were well below where the year had started. Gains were taken in the fixed-income portion of the portfolio throughout the year and equities were selectively added. As a result, despite the weak relative performance of equities versus bonds and cash, our equity exposure by year-end was essentially unchanged. As of November 30, 2002, the Sentinel Balanced Fund's asset allocation was 61% stocks, 34% bonds and 5% cash and cash equivalents.

    The Sentinel Balanced Fund's equity holdings represent a well-diversified portfolio of high-quality, cash generating companies with sustainable business advantages. We were able to avoid the vast majority of contentious situations in the stock market that negatively impacted shareholders. However, there were very few places to preserve value in a year when all equity investment styles experienced losses. The diverse holdings in the Fund helped to temper stock-specific risks. Our stock selections outperformed the market given the focus on quality companies. Sector emphasis provided additional positive value versus our benchmarks as we overemphasized areas with consistent, sustainable earnings growth. The best performing sectors in the Fund were Consumer Staples, Energy, Industrial and Basic Materials stocks. Lagging sectors included Utilities and Telecom Services, as well as Technology, although the Fund's exposure to this area remained well below benchmark levels.

    We expect a pick-up in the momentum of earnings as business conditions firm up in the future, but this process may proceed more gradually than many investors expect. Another headwind to the market's progress has been the fact that stock prices, on average, are not trading at particularly cheap levels. The stock market has been relatively fully valued for much of the past two years, even as stock prices have deteriorated. Recently, valuations have improved and the range of opportunities to invest in attractive stocks has expanded.

    The Federal Reserve cut short-term interest rates twice during the twelve-month period ended November 30, 2002, leaving the Federal Funds target rate at 1.25%, its lowest level in over 40 years. In 2003 we expect interest rates to remain near multi-year lows during the early part of the year as we wait for tangible signs of an economic rebound. The fixed-income segment of the Fund emphasized

Sentinel Balanced Fund Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Balanced Fund  $18,703

Morningstar Domestic
Hybrid                  $20,488

Standard & Poor's 500
Stock Index**           $26,280

Lehman Aggregate
Bond Index+             $20,541

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

**An unmanaged index of stocks reflecting average prices in the stock market.

+An unmanaged index of bonds reflecting average prices in the bond market.

----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

             w/sales    w/o sales
Period       charge++    charge
   1 Year    -12.28%     -7.67%
---------------------------------
   5 Years     1.10%      2.15%
---------------------------------
  10 Years     6.46%      7.01%
---------------------------------

++Sales charge applicable to year of initial investment.

Collateralized Mortgage Obligations (CMO's), which offered investors protection from excessive prepayments but held an attractive yield advantage over Treasury securities of similar maturity.

    Looking ahead, we believe the platform for sustained economic recovery and improving corporate earnings prospects is stronger than in many years. The balance of risks is shifting to a more constructive view towards equities, as many more individual stocks appear attractive, corporations have become much leaner in order to compete, and investor expectations have moderated to more realistic levels. We have strengthened our stockholdings in this volatile environment to benefit from firming future trends. As always, a sizeable commitment to fixed-income securities will be maintained in the Sentinel Balanced Fund as a means of generating income and reducing risk. We appreciate your continuing support of our efforts.

/s/ Van Harissis
Van Harissis, CFA

/s/ David M. Brownlee
David M. Brownlee, CFA

                             Sentinel Balanced Fund

Investment in Securities
at November 30, 2002


                                                          Principal Amount Value
                                                          (M=$1,000)   (Note 1)
--------------------------------------------------------------------------------
U.S. Government
 Agency Obligations 33.0%
Federal Farm Credit Bank 2.8%
Agency Discount Note:
 Federal Farm Credit Bank
 1.23%, 12/05/02                                             6,500M  $ 6,499,112
                                                                     -----------
Federal Home Loan Mortgage
 Corporation 14.1%
Collateralized Mortgage
 Obligations:
 FHR 2492 MD 5.5%, '19                                       3,000M    3,082,290
 FHR 2513 GE 5.5%, '27                                       4,500M    4,585,860
 FHR 2497 PE 6%, '28                                         3,000M    3,113,520
 FHR 2496 PQ 6%, '29                                         2,500M    2,602,750
 FHR 2395 PG 6%, '31                                         3,000M    3,099,540
 FHR 2433 NG 6.5%, '31                                       3,000M    3,135,090
 FHR 2435 GE 6.5%, '31                                       3,500M    3,676,715
 FHR 2501 PU 6%, '32                                         2,304M    2,363,269
 FHR 2502 PE 6%, '32                                         1,504M    1,549,180
 FHR 2513 TG 6%, '32                                         2,473M    2,537,240
 FHR 2513 ME 6%, '32                                         3,000M    3,100,260
                                                                     -----------
                                                                      32,845,714
                                                                     -----------
Mortgage-Backed Securities:
15-Year:
 9%, '05                                                       220M      228,152
 9.5%, '06                                                     176M      184,587
                                                                     -----------
                                                                         412,739
                                                                     -----------
Total Federal Home
 Loan Mortgage Corporation                                            33,258,453
                                                                     -----------
Federal National Mortgage Association 9.9%
Collateralized Mortgage Obligations:
 FNR 2002-70 QE
  5.5%, '28                                                  2,000M    2,052,580
 FNR 2002-73 TE
  5.5%, '29                                                  4,000M    4,041,250
 FNR 2002-55 TE
  6%, '29                                                    2,500M    2,596,275
 FNR 2002-48 GE
  6%, '30                                                    3,000M    3,104,400
 FNR 2001-16 PB
  6%, '30                                                    4,200M    4,352,880
 FNR 2002-48 GF
  6.5%, '31                                                  5,000M    5,237,500
                                                                     -----------
                                                                      21,384,885
                                                                     -----------

Mortgage-Backed Securities:
15-Year:
 9%, '06                                                       262M      274,177
 10.5%, '12                                                     80M       92,195
                                                                     -----------
                                                                         366,372
                                                                     -----------

20-Year:
 10.25%, '17                                                   158M      182,285
                                                                     -----------
30-Year:
 6%, '29                                                       246M      253,764
 7%, '29                                                       940M      988,369
 9%, '29                                                       164M      179,053
                                                                     -----------
                                                                       1,421,186
                                                                     -----------
Total Federal National
 Mortgage Association                                                 23,354,728
                                                                     -----------

Government National
 Mortgage Association 6.2%
Collateralized Mortgage Obligations:
GNR 2002-60 L
 6%, '27                                                    3,000M   $ 3,094,950
GNR 2002-33 PD
 6.5%, '29                                                  3,500M     3,694,355
GNR 2002-41 TE
 6%, '31                                                    3,000M     3,146,880
GNR 2002-80 CF
 6%, '32                                                    3,000M     3,067,500
                                                                     -----------
                                                                      13,003,685
                                                                     -----------
Mortgage-Backed Securities:
15-year:
 7.5%, '14                                                    420M       452,305
 8%, '15                                                      242M       261,527
                                                                     -----------
                                                                         713,832
                                                                     -----------
30-Year:
 9%, '09                                                       20M        21,328
 7%,' 29                                                      939M       988,287
                                                                     -----------
                                                                       1,009,615
                                                                     -----------
Total Government
 National Mortgage Association                                        14,727,132
                                                                     -----------
Total U.S. Government
 Agency Obligations                                                  -----------
(Cost $77,524,064)                                                    77,839,425
                                                                     -----------

Bonds 3.6%
Financial Institutions 0.4%
 Boeing Capital Corp.
  6.5%, '12                                                 1,000M     1,057,500
                                                                     -----------
Health Care 0.7%
Lilly, Eli & Co.
  6%, '12                                                   1,500M     1,627,500
                                                                     -----------
Industrial 0.7%
Praxair, Inc.
  6.375%, '12                                               1,500M     1,621,875
                                                                     -----------
Media 0.9%
Walt Disney Company
  7%, '32                                                   2,000M     2,180,000
                                                                     -----------
Railroads 0.5%
Union Pacific Corp.
  6.625%, '29                                               1,000M     1,065,000
                                                                     -----------
Real Estate Investment Trusts 0.4%
Simon Debartolo
  6.625%, '03                                               1,000M     1,021,250
                                                                     -----------
Total Bonds
  (Cost $7,949,594)                                                    8,573,125
                                                                     -----------


                                                           Shares          Value
                                                                        (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 60.8%
  Consumer Discretionary 3.3%
  Gap, Inc.                                               100,000    $ 1,589,000
  Hasbro, Inc.                                             75,000        961,500
  Home Depot, Inc.                                         11,300        298,546
  Interpublic Group of
   Cos., Inc.                                              47,400        709,578
* Liberty Media Corp.                                     100,000      1,056,000
  McDonald's Corp.                                         90,000      1,665,000
  McGraw-Hill Cos.                                         13,000        770,770
* Toys R Us, Inc.                                          60,000        816,600
                                                                     -----------
                                                                       7,866,994
                                                                     -----------
  Consumer Staples 5.4%
  Campbell Soup Co.                                        35,000        845,250
  Colgate Palmolive                                        15,000        770,850
  ConAgra Foods, Inc.                                      96,200      2,344,394
  General Mills, Inc.                                      28,000      1,249,360
  Gillette Co.                                             25,000        758,000
  Kellogg Co.                                              50,000      1,668,500
  Kimberly-Clark Corp.                                     25,000      1,258,000
* Kroger Co.                                               50,000        786,500
  Philip Morris Cos., Inc.                                 60,000      2,263,200
  Sara Lee Corp.                                           37,000        863,210
                                                                     -----------
                                                                      12,807,264
                                                                     -----------
  Energy 8.5%
  Anadarko Petroleum Corp.                                 14,600        689,120
  Burlington Resources, Inc.                               24,200      1,019,304
  ChevronTexaco Corp.                                      26,900      1,803,107
* Cooper Cameron Corp.                                     25,000      1,281,500
  Encana Corp.                                             13,900        378,219
  Exxon Mobil Corp.                                        94,798      3,298,970
  GlobalSantaFe Corp.                                      46,300      1,186,206
  Kerr-McGee Corp.                                         53,000      2,398,250
  Murphy Oil Corp.                                          4,800        411,552
  Ocean Energy, Inc.                                       58,000      1,092,720
* Pioneer Natural
   Resources Co.                                           47,000      1,159,020
  Royal Dutch Petroleum Co.                                30,500      1,328,275
  Schlumberger Ltd.                                        25,700      1,137,225
  Tidewater, Inc.                                          28,800        890,784
* Transocean, Inc.                                         10,176        247,277
* Weatherford Int'l., Inc.                                 42,000      1,694,280
                                                                     -----------
                                                                      20,015,809
                                                                     -----------
  Financials 9.4%
  American Express Co.                                     30,400      1,183,472
  American Int'l. Group                                    25,000      1,628,750
  Bank of New York, Inc.                                   57,600      1,748,160
* Berkshire Hathaway, Inc. -
   Class A                                                     45      3,253,500
  Chubb Corporation                                        25,000      1,465,000
  Citigroup, Inc.                                          70,000      2,721,600
  Franklin Resources, Inc.                                 20,000        739,000
  Marsh & McLennan
   Cos., Inc.                                              30,000      1,416,000
  St. Paul Cos., Inc.                                      50,000      1,862,000
* Travelers Property &
  Casualty - Class A                                        3,024         48,233
* Travelers Property &
   Casualty - Class B                                       6,213         99,408
  US Bancorp                                              100,000      2,190,000
  Wachovia Corp.                                           42,000      1,476,300
  Wells Fargo & Co.                                        48,000      2,218,080
                                                                     -----------
                                                                      22,049,503
                                                                     -----------

                                              See Notes to Financial Statements.

                             Sentinel Balanced Fund
at November 30, 2002

                                                     Shares             Value
                                                                      (Note 1)
-------------------------------------------------------------------------------
  Health Care 10.1%
  Abbott Labs                                        32,400         $ 1,418,472
* Amgen, Inc.                                        15,200             717,440
  Bausch & Lomb, Inc.                                25,000             943,500
* Boston Scientific Corp.                            65,000           2,730,000
  Bristol-Myers Squibb Co.                           50,000           1,325,000
  C. R. Bard, Inc.                                   40,000           2,220,000
* First Health Group Corp.                           20,000             477,200
* Guidant Corp.                                     100,000           2,993,000
  Johnson & Johnson                                  23,700           1,351,374
  Lilly, Eli & Co.                                   50,200           3,428,660
  Medtronic, Inc.                                    16,300             762,025
  Merck & Co., Inc.                                  10,000             594,100
  Pharmacia Corp.                                    66,100           2,796,030
  Wyeth                                              52,400           2,013,732
                                                                    -----------
                                                                     23,770,533
                                                                    -----------
  Industrials 9.7%
  Boeing Co.                                         35,400           1,203,600
  Canadian National
    Railway Co.                                      21,100             865,733
* Convergys Corp.                                    40,100             691,324
  CSX Corp.                                          84,500           2,336,425
  Deere & Co.                                        50,700           2,593,305
  General Dynamics Corp.                             38,500           3,135,825
  General Electric Co.                               21,700             588,070
  ITT Industries, Inc.                               12,000             723,360
  Lockheed Martin Corp.                              22,000           1,148,400
* Republic Services, Inc.                            51,400           1,105,100
  Rockwell Automation, Inc.                          19,200             404,160
  Ryder System, Inc.                                 57,000           1,311,000
* SPX Corp.                                          24,800           1,170,560
  Tyco International Ltd.                            79,300           1,414,712
  Union Pacific Corp.                                35,200           2,038,080
  United Technologies Corp.                          34,000           2,123,980
                                                                    -----------
                                                                     22,853,634
                                                                    -----------
  Information Technology 4.3%
* Agilent Technologies, Inc.                         49,400             958,854
* Analog Devices, Inc.                               23,500             721,215
  Diebold, Inc.                                      27,000           1,070,010
* Flextronics Int'l., Ltd.                           23,600             259,836
  Hewlett-Packard Co.                                   800              15,584
  Intel Corp.                                        26,000             542,880
  International Business
    Machines                                         15,400           1,341,340
* KLA-Tencor Corp.                                    4,500             198,765
* LSI Logic Corp.                                    50,000             414,500
* Microsoft Corp.                                    16,600             959,812
  Millipore Corp.                                    20,000             737,200
  Motorola, Inc.                                     58,800             669,144
* Mykrolis Corp.                                     13,536             112,484
* National Semiconductor                             12,800             259,840
  Scientific Atlanta, Inc.                           13,900             189,040
* Teradyne, Inc.                                     46,800             767,052
  Texas Instruments, Inc.                            50,800           1,021,588
                                                                    -----------
                                                                     10,239,144
                                                                    -----------
  Materials 5.7%
  Alcan, Inc.                                        61,500           1,945,860
  Dupont (EI) de Nemours                             32,500           1,450,150
  IMC Global, Inc.                                   96,600           1,260,630
  International Flavors
    & Fragrances                                     33,000           1,089,660
  International Paper Co.                            51,400         $ 2,017,450
  MeadWestvaco Corp.                                 55,000           1,377,200
  Monsanto Co.                                       53,276             937,125
* Pactiv Corp.                                      111,000           2,297,700
  Rohm & Haas Co.                                    26,900             951,991
                                                                    -----------
                                                                     13,327,766
                                                                    -----------
  Telecommunication Services 4.1%
  Alltel Corp.                                       18,000             991,440
  Bellsouth Corp.                                    40,000           1,112,000
  SBC Communications,
    Inc.                                            100,000           2,850,000
  Verizon Communications                             95,000           3,978,600
  Vodafone Group (ADR)                               40,000             750,000
                                                                    -----------
                                                                      9,682,040
                                                                    -----------
  Utilities 0.3%
  Duke Energy Corp.                                  40,000             789,600
                                                                    -----------
  Total Common Stocks
    (Cost $127,431,965)                                             143,402,287
                                                                    -----------
                                                Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
-------------------------------------------------------------------------------
Corporate Short-Term Notes 3.1%
Nestle Capital Corp.
     1.23%, 12/02/02                                 5,000M        $  4,999,828
Toyota Credit Corp.
     1.57%, 12/05/02                                 1,600M           1,599,721
Toyota Credit Corp.
     1.32%, 12/09/02                                   700M             699,795
                                                                   ------------
Total Corporate Short-Term Notes
     (Cost $7,299,344)                                                7,299,344
                                                                   ------------
Total Investments
     (Cost $220,204,967)**                                          237,114,181

Excess of Liabilities Over
   Other Assets (0.5%)                                               (1,133,362)
                                                                   ------------
Net Assets                                                         $235,980,819
                                                                   ============

*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2002 net unrealized appreciation for federal income tax purposes aggregated $16,909,214 of which $28,473,644 related to appreciated securities and $11,564,430 related to depreciated securities.
(ADR) - American Depository Receipt

52                                            See Notes to Financial Statements.

                             Sentinel Balanced Fund

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $220,204,967)                           $237,114,181
Cash and cash equivalents                                                57,119
Receivable for securities sold                                        4,041,654
Receivable for fund shares sold                                         505,067
Receivable for dividends and interest                                   782,985
                                                                   ------------
  Total Assets                                                      242,501,006
                                                                   ------------
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      6,040,793
Payable for fund shares repurchased                                     111,878
Accrued expenses                                                        129,961
Management fee payable                                                  114,696
Distribution fee payable (Class A Shares)                                56,735
Distribution fee payable (Class B Shares)                                24,402
Distribution fee payable (Class C Shares)                                 3,201
Distribution fee payable (Class D Shares)                                 4,019
Fund service fee payable                                                 34,502
                                                                   ------------
  Total Liabilities                                                   6,520,187
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $235,980,819
                                                                   ============
Net Asset Value and Offering Price per Share

  Class A Shares

$188,385,683/13,357,567 shares outstanding                         $      14.10
Sales Charge--5.00% of offering price                                      0.74
                                                                   ------------
Maximum Offering Price                                             $      14.84
                                                                   ============
  Class B Shares
$36,606,879/2,587,055 shares outstanding                           $      14.15
                                                                   ============
  Class C Shares
$4,344,123/307,836 shares outstanding                              $      14.11
                                                                   ============
  Class D Shares
$6,644,134/473,032 shares outstanding                              $      14.05
                                                                   ============
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                         $    167,255
Paid-in capital                                                     222,431,581
Accumulated undistributed net investment income                         460,392
Accumulated undistributed net realized loss
  on investments                                                     (3,987,623)
Unrealized appreciation of investments                               16,909,214
                                                                   ------------
Net Assets                                                         $235,980,819
                                                                   ============

Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                          $  2,490,610
Interest                                                              5,693,574
                                                                   ------------
   Total Income                                                       8,184,184
                                                                   ------------
Expenses:
Management advisory fee                                               1,515,320
Transfer agent fees                                                     503,510
Custodian fees                                                           38,229
Distribution expense (Class A Shares)                                   599,647
Distribution expense (Class B Shares)                                   411,603
Distribution expense (Class C Shares)                                    47,535
Distribution expense (Class D Shares)                                    41,548
Post Retirement health benefits and
   pension payments                                                      53,711
Accounting services                                                      86,575
Auditing fees                                                            21,350
Legal fees                                                               15,525
Reports and notices to shareholders                                      41,500
Registration and filing fees                                             38,910
Directors' fees and expenses                                             31,995
Other                                                                    21,735
                                                                   ------------
   Total Expenses                                                     3,468,693
   Expense Offset                                                       (22,279)
                                                                   ------------
   Net Expenses                                                       3,446,414
                                                                   ------------
Net Investment Income                                                 4,737,770
                                                                   ------------
--------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                            (3,107,166)
Net change in unrealized appreciation
   (depreciation)                                                   (22,396,053)
                                                                   ------------
Net Realized and Unrealized Loss
   on Investments                                                   (25,503,219)
                                                                   ------------
Net Decrease in Net Assets from Operations                         $(20,765,449)
                                                                   ============

See Notes to Financial Statements.

                             Sentinel Balanced Fund

Statement of Changes on Net Assets

                                                     Year Ended      Year Ended
                                                       11/30/02        11/30/01
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations

Net investment income                             $   4,737,770   $   6,749,570
Net realized gain (loss) on sales of investments     (3,107,166)     14,904,601
Net Change in unrealized
   appreciation (depreciation)                      (22,396,053)    (22,296,320)
                                                  -------------   -------------
Net decrease in net assets from operations          (20,765,449)       (642,149)
                                                  -------------   -------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                    (4,370,656)     (6,394,662)
   Class B Shares                                      (557,364)       (945,523)
   Class C Shares                                       (62,630)        (72,038)
   Class D Shares                                       (49,282)        (41,333)
From net realized gain on investments
   Class A Shares                                   (12,475,747)    (19,674,131)
   Class B Shares                                    (2,544,919)     (3,854,653)
   Class C Shares                                      (311,196)       (253,980)
   Class D Shares                                      (247,142)       (171,806)
                                                  -------------   -------------
Total distributions to shareholders                 (20,618,936)    (31,408,126)
                                                  -------------   -------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                    25,936,916      26,824,968
   Class B Shares                                     7,429,830       9,751,517
   Class C Shares                                     2,180,153       4,866,762
   Class D Shares                                     3,742,098       2,535,704
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                    15,596,195      24,100,110
   Class B Shares                                     2,970,101       4,574,222
   Class C Shares                                       363,539         318,772
   Class D Shares                                       284,284         212,044
                                                  -------------   -------------
                                                     58,503,116      73,184,099
Less: Payments for shares reacquired
   Class A Shares                                   (37,228,943)    (39,681,283)
   Class B Shares                                   (11,495,767)    (10,075,627)
   Class C Shares                                    (2,999,924)     (2,308,087)
   Class D Shares                                      (721,796)       (281,988)
                                                  -------------   -------------
Increase in net assets from
   capital share transactions                         6,056,686      20,837,114
                                                  -------------   -------------
Total Decrease in Net Assets for period             (35,327,699)    (11,213,161)
Net Assets: Beginning of period                     271,308,518     282,521,679
                                                  -------------   -------------
Net Assets: End of period                         $ 235,980,819   $ 271,308,518
                                                  =============   =============
Undistributed Net Investment Income
   at End of Period                               $     460,392   $     555,542
                                                  =============   =============

See Notes to Financial Statements.

                             Sentinel Balanced Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended    Year Ended    Year Ended  Year Ended    Year Ended
                                              11/30/02(C)   11/30/01(C)   11/30/00(C)    11/30/99      11/30/98
---------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period           $  16.57     $  18.67      $  19.38     $  20.88      $  20.29
                                                 --------     --------      --------     --------      --------
Income (Loss) from Investment Operations
Net investment income                                0.32         0.46          0.61         0.55          0.54
Net realized and unrealized gain (loss) on
 investments                                        (1.50)       (0.47)         0.25        (0.03)         1.76
                                                 --------     --------      --------     --------      --------
Total from investment operations                    (1.18)       (0.01)         0.86         0.52          2.30
                                                 --------     --------      --------     --------      --------
Less Distributions
Dividends from net investment income                 0.33         0.50          0.62         0.54          0.55
Distributions from realized gains on
 investments                                         0.96         1.59          0.95         1.48          1.16
                                                 --------     --------      --------     --------      --------
Total Distributions                                  1.29         2.09          1.57         2.02          1.71
                                                 --------     --------      --------     --------      --------
Net asset value at end of period                 $  14.10     $  16.57      $  18.67     $  19.38      $  20.88
                                                 ========     ========      ========     ========      ========
Total Return (%) *                                  (7.67)       (0.14)         4.82         2.56         12.19
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.21         1.15          1.13         1.12          1.13
Ratio of net investment income to average
 net assets (%)                                      2.06         2.58          3.29         2.73          2.69
Portfolio turnover rate (%)                           159          124           127          110            81
Net assets at end of period (000 omitted)        $188,386     $216,950      $231,855     $297,027      $330,067


                                               Year Ended    Year Ended    Year Ended  Year Ended    Year Ended
                                              11/30/02(C)   11/30/01(C)   11/30/00(C)    11/30/99      11/30/98
---------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period            $ 16.61       $18.70       $ 19.41      $ 20.91       $ 20.32
Income (Loss) from Investment Operations
Net investment income                                0.20         0.31          0.47         0.39          0.38
Net realized and unrealized gain (loss) on
 investments                                        (1.50)       (0.45)         0.25        (0.02)         1.77
                                                  -------      -------       -------      -------       -------
Total from investment operations                    (1.30)       (0.14)         0.72         0.37          2.15
                                                  -------      -------       -------      -------       -------
Less Distributions
Dividends from net investment income                 0.20         0.36          0.48         0.39          0.40
Distributions from realized gains on
 investments                                         0.96         1.59          0.95         1.48          1.16
                                                  -------      -------       -------      -------       -------
Total Distributions                                  1.16         1.95          1.43         1.87          1.56
                                                  -------      -------       -------      -------       -------
Net asset value at end of period                  $ 14.15      $ 16.61       $ 18.70      $ 19.41       $ 20.91
                                                  =======      =======       =======      =======       =======
Total Return (%) *                                  (8.35)       (0.86)         3.99         1.79         11.34
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.98         1.93          1.91         1.87          1.90
Ratio of net investment income to average
 net assets (%)                                      1.29         1.80          2.52         2.00          1.91
Portfolio turnover rate (%)                           159          124           127          110            81
Net assets at end of period (000 omitted)         $36,607      $44,616       $45,617      $52,086       $46,946

(C)  Per share data calculated utilizing average daily shares outstanding.

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

                             Sentinel Balanced Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                         Period from
                                                Year Ended   Year Ended    Year Ended     Year Ended     5/4/98 through
                                                11/30/02(C)  11/30/01(C)   11/30/00(C)    11/30/99(C)    11/30/98(A)(C)
------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period           $ 16.58      $ 18.68       $ 19.39          $ 20.90         $ 20.87
                                                 -------      -------       -------          -------         -------
Income (Loss) from Investment Operations
Net investment income                               0.18         0.31          0.41             0.32            0.20
Net realized and unrealized gain (loss)
on investments                                     (1.49)       (0.48)         0.23            (0.03)          (0.01)
                                                 -------      -------       -------          -------         -------
Total from investment operations                   (1.31)       (0.17)         0.64             0.29            0.19
                                                 -------      -------       -------          -------         -------
Less Distributions
Dividends from net investment income                0.20         0.34          0.40             0.32            0.16
Distributions from realized gains on
investments                                         0.96         1.59          0.95             1.48               -
                                                 -------      -------       -------          -------         -------
Total Distributions                                 1.16         1.93          1.35             1.80            0.16
                                                 -------      -------       -------          -------         -------
Net asset value at end of period                 $ 14.11      $ 16.58       $ 18.68          $ 19.39         $ 20.90
                                                 =======      =======       =======          =======         =======
Total Return (%) *                                 (8.47)       (1.06)         3.54             1.38            0.94 ++
Ratios/Supplemental Data
Ratio of net expenses to average net
assets (%)                                          2.08         2.06          2.24             2.25            2.18 +
Ratio of net investment income to average
net assets (%)                                      1.18         1.61          2.20             1.65            1.63 +
Portfolio turnover rate (%)                          159          124           127              110              81
Net assets at end of period (000 omitted)        $ 4,344      $ 5,578       $ 3,066          $ 3,350         $ 1,523





                                                                                          Period from
                                                Year Ended   Year Ended    Year Ended     5/4/98 through
                                                11/30/02(C)  11/30/01(C)   11/30/00(C)    11/30/98(A)(C)
-------------------------------------------------------------------------------------------------------------
Class D Shares
Net asset value at beginning of period           $ 16.51      $ 18.63       $ 19.32          $ 19.68
                                                 -------      -------       -------          -------
Income (Loss) from Investment Operations
Net investment income                               0.15         0.23          0.38             0.33
Net realized and unrealized gain (loss)
on investments                                     (1.51)       (0.48)         0.27            (0.38)
                                                 -------      -------       -------          -------
Total from investment operations                   (1.36)       (0.25)         0.65            (0.05)
                                                 -------      -------       -------          -------
Less Distributions
Dividends from net investment income                0.14         0.28          0.39             0.31
Distributions from realized gains on
investments                                         0.96         1.59          0.95                -
                                                 -------      -------       -------          -------
Total Distributions                                 1.10         1.87          1.34             0.31
                                                 -------      -------       -------          -------
Net asset value at end of period                 $ 14.05      $ 16.51       $ 18.63          $ 19.32
                                                 =======      =======       =======          =======
Total Return (%) *                                 (8.82)       (1.52)         3.62            (0.24)++
Ratios/Supplemental Data
Ratio of net expenses to average net
assets (%)                                          2.51         2.54          2.38             2.08 +
Ratio of net investment income to average
net assets (%)                                      0.78         1.13          2.06             1.93 +
Portfolio turnover rate (%)                          159          124           127              110
Net assets at end of period (000 omitted)        $ 6,644      $ 4,164       $ 1,983          $ 1,138



(A) Commenced operations May 4, 1998.
(B) Commenced operations January 4, 1999.
(C) Per share data calculated utilizing average daily shares outstanding.
 +  Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

    Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                         Sentinel High Yield Bond Fund

Looking ahead, we plan to adjust the Fund's relatively conservative positioning into a more aggressive posture as the broad investment environment shows stronger signs of recovering.

During the fiscal year ended November 30, 2002, the Sentinel High Yield Bond Fund's performance mirrored the volatility of the stock markets, experiencing positive spring returns before falling sharply into the summer lows caused by deflationary fears, then from concerns of war in Iraq. A double bottom was seen in mid-October, followed by sustained strength into year-end. The Fund's Class A shares managed to earn a positive return of 6.09% for the 12-month period, which dramatically exceeded the 2.16% fall of the Lipper High Yield Fund median. A similar relative pattern of outperformance occurred in the three and five-year periods ended November 30, 2002. These investment returns were among the highest in the capital markets.

    The Fund's substantial underweighting in the telecommunications, technology, utility, and aerospace sectors was a significant contributor to its relative performance for the period, compared to both the Chase Global High Yield Index and its Lipper peer group. Additionally, the Fund's retail, gaming, cable and broadcasting sectors benefited from relative outperformance, both in security selection and overweighting, versus the Chase index. The Fund's underweighting in wireless rated securities held back its performance during the summer rally but benefited its return in September. Slight underperformance in November reflected the Fund's higher average rating and portfolio quality.

    Looking ahead, we plan to adjust the Fund's relatively conservative positioning into a more aggressive posture as the broad investment environment shows stronger signs of recovering. The stock market rally that materialized in early July, and was re-tested in October, should provide the basis for stability and price recovery. High yield bond markets have gained technical strength as sizeable investor flows seeking higher income returns have bolstered the market. In this more positive capital market environment, the Fund should offer an attractive alternative to low yielding U.S. Treasurys for many investors. However, fears of a return to softness in the economy, and the possibility of war with Iraq, will overshadow the broader capital markets until these issues are resolved.

/s/ Prescott Crocker
Prescott Crocker, CFA
Evergreen Investment Management Company

Sentinel High Yield Bond Fund Performance
Class A Shares, June 23, 1997 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel High Yield
Bond Fund               $11,675

Lipper High Current Yield
Fund Avg.                $9,909

Lehman High Yield Bond
Index+                  $10,712

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of bonds reflecting average prices in the bond market.

----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

               w/sales   w/o sales
Period         charge++   charge
1 Year          1.83%     6.09%
----------------------------------
3 Years         0.97%     2.34%
----------------------------------
5 Years         1.71%     2.53%
----------------------------------
Since
Inception*      2.88%     3.66%
----------------------------------

++Sales charge applicable to year of initial investment.

*6/23/97

Investment in Securities
at November 30, 2002

                                           Principal Amount              Value
                                              (M=$1,000)               (Note 1)
--------------------------------------------------------------------------------
  Bonds 84.0%
  Aerospace & Defense 1.4%
  BE Aerospace
   9.5%, `08                                    270M                 $   217,350
  Transdigm, Inc.
   10.375%, `08                               1,000M                   1,045,000
                                                                     -----------
                                                                       1,262,350
                                                                     -----------
  Automobiles & Auto Parts 3.2%
  American Axle & Mfg., Inc.
   9.75%, `09                                   750M                     813,750
  Collins & Aikman
   Products Co.
   11.5%, `06                                   560M                     478,800
  Intermet Corp.
   9.75%, `09                                   750M                     671,250
  Stoneridge, Inc.
   11.5%, `12                                 1,000M                     945,000
                                                                     -----------
                                                                       2,908,800
                                                                     -----------
  Broadcasting 2.4%
  Lin Television Corp.
   8.375%, `08                                1,000M                   1,050,000
  PanAmSat Corp.
   8.5%, `12 (a)                              1,200M                   1,179,000
                                                                     -----------
                                                                       2,229,000
                                                                     -----------
  Building - Residential & Commercial 2.3%
  Meritage Corp.
   9.75%, `11                                   500M                     528,750
  Schuler Homes, Inc.
   10.5%, `11                                 1,000M                   1,045,000
  WCI Communities, Inc.
   9.125%, `12                                  625M                     562,500
                                                                     -----------
                                                                       2,136,250
                                                                     -----------
  Cable/Other Video Distribution 6.6%
  Echostar DBS Corp.
   9.375%, `09                                1,400M                   1,449,000
  Emmis Communications
   Corp.
   0%, Due 03/15/11
   Steps up to 12.50%
   Beginning 03/15/06                         1,750M                   1,426,250
  Level 3 Communications, Inc.
   9.125%, `08                                  780M                     487,500
  Level 3 Communications, Inc.
   0%, Due 03/15/10
   Steps up to 12.875%
   Beginning 03/15/05                           780M                     257,400
  Nextel Communications, Inc.
   9.375%, `09                                1,200M                   1,122,000
  Ono Finance plc
   14%, `11                                   1,500M                     382,500
  Paxson Communications
   Corp.
   10.75%, `08                                  225M                     222,750
   0%, Due 01/15/09
   Steps up to 12.25%
   Beginning 01/15/06                         1,100M                     687,500
                                                                     -----------
                                                                       6,034,900
                                                                     -----------
  Chemicals 4.3%
  Acetex Corp.
   10.875%, `09                               1,000M                   1,065,000
  Buckeye Cellulose Corp.
   8.5%, `05                                  1,000M                     915,000
  FMC Corporation
   10.25%, `09 (a)                              900M                     963,000
  Lyondell Chemical Co.
   9.625%, `07                                  500M                     506,250
  Lyondell Chemical Co.
   9.5%, `08                                    500M                     495,000
                                                                     -----------
                                                                       3,944,250
                                                                     -----------
  Consumer Products 3.2%
  Sealy Mattress Co.
   9.875%, `07                                  875M                     844,375
  Simmons Co.
   10.25%, `09                                1,000M                   1,075,000
  Windmere-Durable Holdings, Inc.
   10%, `08                                   1,000M                   1,005,000
                                                                     -----------
                                                                       2,924,375
                                                                     -----------
  Containers & Packaging 5.7%
  CP Ships Limited
   10.375%, `12                                 750M                     798,750
  Four M. Corp.
   12%, `06                                   1,000M                   1,037,500
  Norampac, Inc.
   9.5%, `08                                  1,000M                   1,058,750
  Owens-Brockway
   Glass Container
   8.75%, `12 (a)                               750M                     779,063
  Owens Illinois, Inc.
   7.35%, `08                                   755M                     709,700
  Riverwood International Corp.
   10.875%, `08                                 820M                     840,500
                                                                     -----------
                                                                       5,224,263
                                                                     -----------
  Energy, Oil & Gas 5.7%
  El Paso Energy Partners
   8.5%, `11                                    130M                     119,275
  Grant Prideco, Inc.
   9%, `09 (a)                                  900M                     931,500
  Parker Drilling Co.
   10.125%, `09                                 750M                     768,750
  Plains Exploration &
   Production Co.
   8.75%, `12 (a)                               750M                     787,500
  SESI LLC
   8.875%, `11                                  750M                     768,750
  Tri-Union Development Corp.
   12.5%, `06                                   423M                     338,400
  Tri-Union Development Corp.
   Payment-In-Kind
   Accrued Investment
   12.5%, `06                                    32M                      25,235
  Vintage Petroleum, Inc.
   9.75%, `09                                   440M                     462,000
  Western Gas Resources, Inc.
   10%, `09                                     950M                   1,021,250
                                                                     -----------
                                                                       5,222,660
                                                                     -----------
  Entertainment/Gaming 18.4%
  AMC Entertainment, Inc.
    9.875%, `12                               1,000M                     987,500
  Ameristar Casinos, Inc.
   10.75%, `09                                1,000M                   1,102,500
  Argosy Gaming Co.
   10.75%, `09                                1,000M                   1,117,500
  Chumash Casino & Resort
   9%, `10 (a)                                  180M                     191,700
  Cinemark USA, Inc.
   9.625%, `08                                  750M                     748,125
  Coast Hotels & Casino, Inc.
   9.5%, `09                                  1,000M                   1,067,500
  Hammons, John Q.
   Hotels LP
   8.875%, `12                                1,000M                   1,007,500
  Hockey Company Unit
   11.25%, `09                                  675M                     679,218
  Hollywood Casino Shreveport
   13%, `06                                   1,000M                   1,035,000
  Hollywood Entertainment
   Corp.
   10.625%, `04                               1,000M                   1,015,000
  IMAX Corp.
   7.875%, `05                                  750M                     566,250
  Isle of Capri Casinos,
   Inc.
   8.75%, `09                                 1,000M                   1,022,500
  Mandalay Resort Group
   10.25%, `07                                1,000M                   1,092,500
  Meristar Hospitality Corp.
   9.125%, `11                                  750M                     690,000
  Royal Caribbean Cruises Ltd.
   8.75%, `11                                   750M                     718,125
  Six Flags, Inc.
   8.875%, `10                                  750M                     701,250
  Vail Resorts, Inc.
   8.75%, `09                                 1,000M                   1,015,000
  Venetian Casino Resort
   11%, `10 (a)                               1,000M                   1,045,000
  Weight Watchers
   International, Inc.
   13%, `09                                   1,000M                   1,152,500
                                                                     -----------
                                                                      16,954,668
                                                                     -----------
  Food/Restaurants 3.1%
  Corn Products Int'l., Inc.
   8.25%, `07                                 1,000M                     992,500
  Michael Foods, Inc.
   11.75%, `11                                  500M                     560,000
  New World Pasta Co.
   9.25%, `09                                   750M                     528,750
  Tricon Global Restaurants
   8.875%, `11                                  750M                     825,000
                                                                     -----------
                                                                       2,906,250
                                                                     -----------
  Hospitals and Healthcare/
   Medical Technology 5.6%
  Advanced Medical
   Optics, Inc.
   9.25%, `10                                   700M                     728,000
  Alaris Medical Systems, Inc.
   11.625%, `06                                 300M                     339,000
  Extendicare Health
   Services, Inc.
   9.35%, `07                                 1,000M                     840,000
  Icon Health & Fitness, Inc.
   11.25%, `12                                1,000M                     875,000
  Pacificare Health Systems
   10.75%, `09                                  550M                     591,250
  Tenet Healthcare Corp.
   5.375%, `06                                  750M                     683,438
  Triad Hospital Holdings, Inc.
   11%, `09                                   1,000M                   1,122,500
                                                                     -----------
                                                                       5,179,188
                                                                     -----------
  Industrial Equipment 4.3%
  AGCO Corp.
   8.5%, `06                                  1,000M                   1,015,000
  Dana Corp.
   6.25%, `04                                 1,000M                     990,000
  Dresser, Inc.
   9.375%, `11                                  750M                     723,750
  MDC Holdings, Inc.
   8.375%, `08                                  275M                     287,375
  Terex Corp.
   8.875%, `08                                1,000M                     950,000
                                                                     -----------
                                                                       3,966,125
                                                                     -----------
  Metals/Minerals 5.1%
  Alltrista Corp.
   9.75%, `12 (a)                             1,000M                   1,017,500
**Bulong Operations
   Pty. Ltd. Tier 1
   12.5%, `08 (a)*                              374M                       9,350
**Bulong Operations
   Pty. Ltd. Tier 2
   12.5%, `08 (a)*                              626M                      15,650

                                              See Notes to Financial Statements.

                          Sentinel High Yield Bond Fund
at November 30, 2002

                                            Principal Amount           Value
                                              (M=$1,000)              (Note 1)
--------------------------------------------------------------------------------
Freeport-McMoran
Copper & Gold
 7.5%, `06                                        750M              $    671,250
Great Central Mines Ltd.
 8.875%, `08                                    1,000M                   975,000
Metallurg, Inc.
 11%, `07                                         750M                   618,750
OM Group, Inc.
 9.25%, `11                                     1,000M                   430,000
Pioneer Natural Resources Co.
 9.625%, `10                                      800M                   939,000
                                                                    ------------
                                                                       4,676,500
                                                                    ------------
Paper & Printing 1.0%
Georgia-Pacific Corp.
 8.125%, `11                                    1,000M                   951,250
                                                                    ------------
Real Estate 1.0%
Crescent Real Estate
 9.25%, `09                                       900M                   928,125
                                                                    ------------
Rental 0.9%
United Rentals North America, Inc.
 10.75%, `08                                      750M                   795,000
                                                                    ------------
Retail 4.0%
Advance Stores, Inc.
 10.25%, `08                                    1,000M                 1,065,000
Michael's Store, Inc.
 9.25%, `09                                     1,000M                 1,060,000
Office Depot, Inc.
 10%, `08                                       1,000M                 1,140,000
Petco Animal Supplies
 10.75%, `11                                      375M                   420,000
                                                                    ------------
                                                                       3,685,000
                                                                    ------------
Semiconductors & Equipment 0.5%
CSC Holdings, Inc.
 7.625%, `11                                      485M                   453,475
                                                                    ------------
Service 1.8%
Ainsworth Lumber Ltd.
 12.5%, `07                                       750M                   777,187
Coinmach Corp.
 9%, `10                                          800M                   844,000
                                                                    ------------
                                                                       1,621,187
                                                                    ------------
Waste Management 1.6%
Allied Waste North American, Inc.
 10%, `09                                       1,480M                 1,502,200
                                                                    ------------
Wireless Communications 1.9%
AT&T Wireless Service Corp.
 7.875%, `11                                    1,375M                 1,321,719
Rogers Wireless, Inc.
 9.625%, `11                                      460M                   434,700
                                                                    ------------
                                                                       1,756,419
                                                                    ------------

Total Bonds
 (Cost $77,509,163)                                                   77,262,235
                                                                    ------------

                                               Shares                  Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
Common Stocks 0.3%
Energy, Oil, & Gas 0.3%
Chesapeake Energy Corp.                         35,000              $    242,550
Tribo Petroleum                                    500                         5
                                                                    ------------
Total Common Stocks
 (Cost $246,386)                                                         242,555
                                                                    ------------
Preferred Stocks 0.3%
Containers & Packaging 0.3%
Owens Illinois, Inc.
 (Cost $ 250,129)                               10,700                   274,188
                                                                    ------------
Warrants 0.0%
* Ono Finance Plc.
  Warrants (a)                                   1,000                        10
* Ono Finance Plc.
  Warrants (a)                                   1,000                        10
                                                                    ------------
Total Warrants
 (Cost $ 0)                                                                   20
                                                                    ------------
                                            Principal Amount           Value
                                              (M=$1,000)              (Note 1)
--------------------------------------------------------------------------------
Repurchase Agreements 12.4%
State Street Bank Repurchase Agreement
 with State Street Bank dated 11/29/02 at
 0.25% to be repurchased at $11,382,589
 on 12/02/02, collateralized by a
 $9,915,000 U.S. Treasury Bond due
 08/15/27 valued At $11,612,200.
 (Cost $11,382,510)                            11,382M              $ 11,382,510
Total Investments
 (Cost $89,388,188)***                                                89,161,508
Excess of Other Assets
Over Liabilities 3.0%                                                  2,779,017
                                                                    ------------
Net Assets                                                          $ 91,940,525
                                                                    ============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2002, the market value of rule 144A securities amounted to $6,919,283 or 7.5% of net assets.
*    Non-income producing.
**   Bond in default.
*** Cost for federal income tax purposes is substantially similar. At November 30, 2002, unrealized depreciation for federal income tax purposes aggregated $226,680 of which $3,736,533 related to depreciated securities and $3,509,853 related to appreciated securities.

                                              See Notes to Financial Statements.

Statement of Assets and Liabilities
at November 30, 2002

-------------------------------------------------------------------
Assets
Investments at value (Cost $89,388,188)              $ 89,161,508
Cash and cash equivalents                                 627,648
Receivable for securities sold                            354,574
Receivable for fund shares sold                         1,486,445
Receivable for interest and dividends                   1,989,577
                                                     ------------
  Total Assets                                         93,619,752
                                                     ------------

-------------------------------------------------------------------
Liabilities
Payable for securities purchased                        1,527,648
Payable for fund shares repurchased                        42,390
Accrued expenses                                           23,298
Management fee payable                                     53,721
Distribution fee payable (Class A Shares)                   5,725
Distribution fee payable (Class B Shares)                  13,573
Distribution fee payable (Class C Shares)                   4,936
Fund service fee payable                                    7,936
                                                     ------------
  Total Liabilities                                     1,679,227
                                                     ------------
Net Assets Applicable to Outstanding Shares          $ 91,940,525
                                                     ============
Net Asset Value and Offering Price per Share
  Class A Shares
$40,181,126/5,371,964 shares outstanding             $       7.48
Sales Charge--4.00% of offering price                        0.31
                                                     ------------
Maximum Offering Price                               $       7.79
                                                     ============
  Class B Shares
$47,551,633/6,362,708 shares outstanding             $       7.47
                                                     ============
  Class C Shares
$4,207,766/558,945 shares outstanding                $       7.53
                                                     ============

-------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                           $    122,936
Paid-in capital                                       117,077,829
Accumulated undistributed net investment income           135,097
Accumulated undistributed net realized loss
 on investments                                       (25,168,657)
Unrealized depreciation of investments                   (226,680)
                                                     ------------
Net Assets                                           $ 91,940,525
                                                     ============



Statement of Operations
For the Year Ended November 30, 2002

-------------------------------------------------------------------
Investment Income
Income:
Dividends                                            $    121,816
Interest                                                6,829,091
                                                     ------------
  Total Income                                          6,950,907
                                                     ------------
Expenses:
Management advisory fee                                   543,970
Transfer agent fees                                       103,295
Custodian fees                                             20,477
Distribution expense (Class A Shares)                      49,451
Distribution expense (Class B Shares)                     297,840
Distribution expense (Class C Shares)                      29,373
Accounting services                                        24,850
Auditing fees                                               8,350
Legal fees                                                  4,000
Reports and notices to shareholders                         7,150
Registration and filing fees                               25,861
Directors' fees and expenses                                9,130
Other                                                      18,124
                                                     ------------
  Total Expenses                                        1,141,871
  Expense Offset                                           (4,677)
                                                     ------------
  Net Expenses                                          1,137,194
                                                     ------------
Net Investment Income                                   5,813,713
                                                     ------------

-------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 on Investments
Net realized loss on sales of investments              (2,033,534)
Net change in unrealized appreciation
 (depreciation)                                           718,142
                                                     ------------
Net Realized and Unrealized Loss
 on Investments                                        (1,315,392)
                                                     ------------
Net Increase in Net Assets from Operations           $  4,498,321
                                                     ============

See Notes to Financial Statements.

                         Sentinel High Yield Bond Fund

Statement of Changes on Net Assets

                                                 Year Ended          Year Ended
                                                   11/30/02            11/30/01
-------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $  5,813,713        $  6,086,356
Net realized loss on sales of
 investments                                     (2,033,534)        (11,464,632)
Net change in unrealized appreciation
 (depreciation)                                     718,142          10,524,920
                                               ------------        ------------
Net increase in net assets from
 operations                                       4,498,321           5,146,644
                                               ------------        ------------

-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                (2,070,706)         (1,827,279)
   Class B Shares                                (3,519,218)         (4,089,367)
   Class C Shares                                  (202,215)           (202,368)
From net realized gain on investments
   Class A Shares                                         -                   -
   Class B Shares                                         -                   -
   Class C Shares                                         -                   -
                                               ------------        ------------
Total distributions to shareholders              (5,792,139)         (6,119,014)
                                               ------------        ------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                25,443,062          15,843,734
   Class B Shares                                 8,853,950           5,599,820
   Class C Shares                                 9,970,697           9,314,130
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                 1,183,559           1,062,499
   Class B Shares                                 1,345,887           1,523,214
   Class C Shares                                   169,431             173,548
                                               ------------        ------------
                                                 46,966,586          33,516,945

Less: Payments for shares reacquired
   Class A Shares                                (8,409,696)        (12,625,598)
   Class B Shares                                (5,906,547)         (7,096,029)
   Class C Shares                                (7,741,722)         (8,857,537)
                                               ------------        ------------
Increase in net assets from
 capital share transactions                      24,908,621           4,937,781
                                               ------------        ------------
Total Increase in Net Assets for period          23,614,803           3,965,411
Net Assets: Beginning of period                  68,325,722          64,360,311
                                               ------------        ------------
Net Assets: End of period                      $ 91,940,525        $ 68,325,722
                                               ============        ============
Undistributed Net Investment
 Income at End of Period                       $    135,097        $          -
                                               ============        ============

See Notes to Financial Statements.

                          Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                  Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                                 11/30/02(A)  11/30/01(A)   11/30/00(A)     11/30/99      11/30/98
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period               $  7.66      $  7.76       $  9.19      $  9.75       $ 10.41
                                                  ----------   ----------    ----------   ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                   0.63         0.72          0.86         0.84          0.87
Net realized and unrealized loss on investments        (0.18)       (0.10)        (1.42)       (0.56)        (0.58)
                                                  ----------   ----------    ----------   ----------    ----------
Total from investment operations                        0.45         0.62         (0.56)        0.28          0.29
                                                  ----------   ----------    ----------   ----------    ----------

Less Distributions
Dividends from net investment income                    0.63         0.72          0.87         0.84          0.86
Distributions from realized gains on investments           -            -             -            -          0.09
                                                  ----------   ----------    ----------   ----------    ----------
Total Distributions                                     0.63         0.72          0.87         0.84          0.95
                                                  ----------   ----------    ----------   ----------    ----------
Net asset value at end of period                      $ 7.48       $ 7.66        $ 7.76       $ 9.19        $ 9.75
                                                  ==========   ==========    ==========   ==========    ==========
Total Return (%) *                                      6.09         8.34         (6.74)        2.97          2.68

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         1.25         1.28          1.26         1.22          1.28
Ratio of net investment income to average
  net assets (%)                                        8.35         9.21          9.78         8.83          8.42
Portfolio turnover rate (%)                              111          148           105          144           139
Net assets at end of period (000 omitted)            $40,181      $22,215       $18,235      $28,253       $31,120


                                                  Year Ended   Year Ended    Year Ended   Year Ended    Year Ended
                                                 11/30/02(A)  11/30/01(A)   11/30/00(A)  11/30/00(A)   11/30/00(A)
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period               $  7.66      $  7.75       $  9.18      $  9.74       $ 10.40
                                                  ----------   ----------    ----------   ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                   0.59         0.69          0.82         0.79          0.84
Net realized and unrealized loss on investments        (0.19)       (0.09)        (1.42)       (0.56)        (0.57)
                                                  ----------   ----------    ----------   ----------    ----------
Total from investment operations                        0.40         0.60         (0.60)        0.23          0.27
                                                  ----------   ----------    ----------   ----------    ----------

Less Distributions
Dividends from net investment income                    0.59         0.69          0.83         0.79          0.84
Distributions from realized gains on investments           -            -             -            -          0.09
                                                  ----------   ----------    ----------   ----------    ----------
Total Distributions                                     0.59         0.69          0.83         0.79          0.93
                                                  ----------   ----------    ----------   ----------    ----------
Net asset value at end of period                     $  7.47      $  7.66       $  7.75      $  9.18       $  9.74
                                                  ==========   ==========    ==========   ==========    ==========
Total Return (%) *                                      5.49         8.06         (7.16)         2.5          2.42

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         1.71         1.68          1.68         1.66          1.52
Ratio of net investment income to average
  net assets (%)                                        7.88         8.84          9.36          8.4          8.19
Portfolio turnover rate (%)                              111          148           105          144           139
Net assets at end of period (000 omitted)            $47,552      $44,300       $44,921      $59,518       $55,911

 (A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

                         Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.



                                                                                                                Period from
                                                  Year Ended      Year Ended     Year Ended    Year Ended    5/4/98 through
                                                 11/30/02(A)     11/30/01(A)    11/30/00(A)   11/30/99(A)    11/30/98(A)(B)
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                $ 7.70          $ 7.78         $ 9.19        $ 9.75            $10.70
                                                      ------          ------         ------        ------            ------

Income (Loss) from Investment Operations
Net investment income                                   0.56            0.62           0.76          0.72              0.41
Net realized and unrealized loss on investments        (0.19)          (0.08)         (1.42)        (0.56)            (0.91)
                                                      ------          ------         ------        ------            ------
Total from investment operations                        0.37            0.54          (0.66)         0.16             (0.50)
                                                      ------          ------         ------        ------            ------

Less Distributions
Dividends from net investment income                    0.54            0.62           0.75          0.72              0.45
Distributions from realized gains on investments           -               -              -             -                 -
                                                      ------          ------         ------        ------            ------
Total Distributions                                     0.54            0.62           0.75          0.72              0.45
                                                      ------          ------         ------        ------            ------
Net asset value at end of period                      $ 7.53          $ 7.70         $ 7.78        $ 9.19            $ 9.75
                                                      ======          ======         ======        ======            ======
Total Return (%) *                                      5.00            7.22          (7.74)         1.72             (4.69)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         2.27            2.45           2.39          2.42              2.06 +
Ratio of net investment income to average
 net assets (%)                                         7.20            7.88           8.55          7.69              7.63 +
Portfolio turnover rate (%)                              111             148            105           144               139
Net assets at end of period (000 omitted)             $4,208          $1,810         $1,204        $4,001            $1,956

(A) Per share data calculated utilizing average daily shares outstanding.
(B) Commenced operations May 4, 1998.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

   Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

                               Sentinel Bond Fund

Looking forward, credit conditions in the corporate bond market appear to have stabilized and should improve as the U.S. economy gradually recovers.

The Sentinel Bond Fund Class A Shares produced a total return of 3.38% for the fiscal year ended November 30, 2002, versus an average return of 5.29% for the Lipper A-rated Corporate Debt Fund universe. The Lehman Aggregate Bond Index returned 7.34% for the same period. Extreme spread volatility remained the norm in the corporate bond market throughout the year. Despite strong technical attributes, led by lower corporate supply, increased U.S. Treasury issuance and low interest rates, the corporate bond sector was overwhelmed by accounting and corporate governance issues. Individual credits within the market were susceptible to headline risk concerning liquidity, accounting practices and financial transparency.

     Market reaction to perceived problems was swift and severe, with bond prices declining by percentages usually associated with equity investments. Record bankruptcies, SEC investigations, accounting restatements, and prominent management departures forced risk premiums to new levels. The fear of exposure to other possible hidden credit problems similar to those of Enron, WorldCom, Qwest, Tyco, and Adelphia, kept investors on the sidelines for anything but the most pristine high-grade companies. Declining global equity markets did not help matters either.

     Quality spreads widened substantially, further tiering the corporate bond market between high quality and lower quality issuers. Investors bypassed traditional analysis, sacrificing yield for credit safety. Particularly hard hit were the telecommunications, cable, airline, and natural gas pipeline sectors. Energy, consumer products, financials, and capital goods were among the best performing sectors. Although possibly premature, there have been preliminary signs that the current credit cycle has bottomed as the equity markets have stabilized, corporate bond spreads have narrowed significantly and default rates are beginning to decline.

     Over the fiscal year, the Fund's effective duration was reduced slightly from 5.3 years to 5.1 years. Average credit quality increased from Aa3 to Aa2 over the period. Exposure to the corporate bond sector was reduced from 62% of assets as of November 30, 2001 to a current weighting of 40%. Mortgage-backed securities (MBS) exposure increased from 34% of assets to 51%. The Fund's MBS exposure consisted almost entirely of Collateralized Mortgage Obligations (CMOs) which offered superior total return profiles and call protection from excessive prepayments. The Fund's exposure to the telecommunications corporate bond sector, particularly WorldCom, negatively impacted its relative performance during the period.

     Looking forward, credit conditions in the corporate bond market appear to have stabilized and should improve as the U.S. economy gradually recovers, although this could be a very slow process. We continue to manage the Fund in a manner designed to allow us to achieve its investment objectives of high current income and capital preservation.

/s/ David M. Brownlee
David M. Brownlee, CFA

/s/ Kenneth J. Hart
Kenneth J. Hart

Sentinel Bond Fund Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Bond Fund
                 $17,863

Lipper A rated Corp.
Bond Fund Avg.   $19,331

Lehman Aggregate
Bond Index+      $20,541

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary with market conditions so that a gain or loss may be incurred, and for each class of shares due to differences in share class expenses.

+An unmanaged index of bonds reflecting average prices in the bond market.

------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales          w/o sales
Period       charge++           charge
 1  Year      -0.80%            3.38%
------------------------------------------
 5  Years      4.50%            5.37%
------------------------------------------
10 Years       5.98%            6.41%
------------------------------------------

++Sales charge applicable to
  year of initial  investment.

                               Sentinel Bond Fund

Investment in Securities
at November 30, 2002


                                             Principal Amount      Value
                                                (M=$1,000)       (Note 1)
-------------------------------------------------------------------------
U.S. Government Obligations 53.8%
U.S. Treasury Obligations 3.0%
10-Year Notes:
 4%, '12                                           1,000M     $   982,890
 4.375%, '12                                       2,000M       2,025,460
                                                              -----------
                                                                3,008,350
                                                              -----------

U.S. Government Agency Obligations 50.8%
Federal Home Loan
 Mortgage Corporation 33.8%
Agency Discount Notes:
 1.25%, 12/04/02                                   1,000M         999,896
                                                              -----------
Collateralized Mortgage Obligations:
 FHR 2492 MD 5.5%, '19                             3,500M       3,596,005
 FHR 2513 GE 5.5%, '27                             3,500M       3,566,780
 FHR 2497 PE 6%, '28                               2,500M       2,594,600
 FHR 2496 PQ 6%, '29                               3,000M       3,123,300
 FHR 2275 PM 6.5%, '29                             2,000M       2,100,940
 FHR 2367 PD 6%, '30                               2,000M       2,060,400
 FHR 2351 PX 6.5%, '30                             3,000M       3,132,900
 FHR 2433 NG 6.5%, '31                             3,000M       3,135,090
 FHR 2435 GE 6.5%, '31                             2,500M       2,626,225
 FHR 2501 PU 6%, '32                               3,000M       3,077,550
 FHR 2513 TG 6%, '32                               2,000M       2,051,980
 FHR 2513 ME 6%, '32                               2,000M       2,066,840
                                                              -----------
                                                               33,132,610
                                                              -----------

Total Federal Home Loan
 Mortgage Corporation                                          34,132,506
                                                              -----------
Federal National Mortgage Association 9.8%
Collateralized Mortgage Obligations:
 FNR 2002-70 QE
  5.5%, '28                                        2,000M       2,052,580
 FNR 2002-55 TE 6%, `29                            2,000M       2,077,020
 FNR 2001-16 PB 6%, `30                            2,000M       2,072,800
 FNR 2002-48 GE 6%, `30                            3,000M       3,104,400
                                                              -----------
                                                                9,306,800
                                                              -----------
Mortgage-Backed Securities:
15-Year:
 8.5%, '10                                           153M         165,498
                                                              -----------
20-Year
 10%, '17                                            184M         212,114
 10%, '17                                            157M         181,389
                                                              -----------
                                                                  393,503
                                                              -----------
30-Year:
 10%, '31                                             38M          42,837
                                                              -----------
Total Federal National
 Mortgage Association                                           9,908,638
                                                              -----------
Government National
 Mortgage Association 7.2%
Collateralized Mortgage Obligations:
 GNR 2002-60 L
  6%, '27                                          2,000M       2,063,300
 GNR 2002-33 PD
  6.5%, '29                                        3,000M       3,166,590
 GNR 2002-80 CF
  6%, '32                                          2,000M       2,045,000
                                                              -----------
                                                                7,274,890
                                                              -----------
Mortgage-Backed Securities:
30-year:
 13%, '11                                              6M           7,296
 13%, `13                                             247             295
                                                              -----------
                                                                    7,591
                                                              -----------
Total Government National
 Mortgage Association                                           7,282,481
                                                              -----------
Total U.S. Government
 Agency Obligations                                            51,323,625
                                                              -----------
Total U.S. Government Obligations
(Cost $54,331,600)                                             54,331,975
                                                              -----------


                                             Principal Amount      Value
                                                (M=$1,000)       (Note 1)
-------------------------------------------------------------------------
Bonds 40.4%
Automobile & Auto Parts 3.6%
Ford Motor Company
 7.45%, '31                                        2,000M     $ 1,692,500
General Motors 7.2%, '11                           1,000M         983,750
General Motors 8%, '31                             1,000M         978,750
                                                              -----------
                                                                3,655,000
                                                              -----------

Computer Products & Services 0.5%
IBM Corporation
 5.875%, '32                                         500M         481,598
                                                              -----------
Consumer Products & Services 2.6%
Coca Cola Bottling Company
 5%, '12                                             500M         488,750
Coors Brewing Company
 6.375%, '12                                       1,000M       1,095,000
Kroger Company
 6.75%, '12                                          500M         538,125
Safeway, Inc. 5.8%, '12                              500M         509,375
                                                              -----------
                                                                2,631,250
                                                              -----------
Energy 2.1%
Duke Capital Corp.
 6.25%, '13                                          500M         456,875
Northern State Power
 8%, '12                                           1,500M       1,683,750
                                                              -----------
                                                                2,140,625
                                                              -----------
Financial Institutions 10.9%
Bank of America
 4.875%, '12                                       1,000M         981,250
Boeing Capital Corporation.
 6.5%, '12                                         1,000M       1,057,500
Citigroup, Inc. 6.5%, '11                          1,000M       1,092,500
General Electric Capital Corp.
 6.75%, '32                                        1,000M       1,066,250
Household Finance Corp.
 6.375%, '12                                       1,000M       1,002,175
Key Bank, NA 5%, '07                               1,000M       1,030,000
Lehman Bros. 6.625%, '12                           1,000M       1,081,250
Merrill Lynch 6.15%, '06                           1,000M       1,065,000
Morgan Stanley 5.8%, '07                           1,000M       1,065,000
Wells Fargo & Company
 5.25%, '07                                        1,500M       1,584,375
                                                              -----------
                                                               11,025,300
                                                              -----------
Index 4.2%
Targeted Return
 Index Security
 6.668%, '08 (a)                                   4,200M       4,210,500
                                                              -----------
Industrial 1.6%
Praxair, Inc., 6.375%, '12                         1,500M       1,621,875
                                                              -----------
Media 2.1%
AOL Time Warner, Inc.
 6.875%, '12                                       1,000M       1,020,000
Viacom, Inc. 5.625%, '12                             500M         519,375
Walt Disney Company
 7%, '32                                             500M         545,000
                                                              -----------
                                                                2,084,375
                                                              -----------
Metal-Aluminum 1.1%
Alcan, Inc. 6.45%, '11                             1,000M       1,092,500
                                                              -----------
Paper & Printing Products 1.1%
International Paper
 Company 6.75%, '11                                1,000M       1,085,000
                                                              -----------
Pipelines 0.3%
El Paso Corporation
 7.875%, '12 (a)                                     500M         335,625
                                                              -----------
Railroads 1.1%
Union Pacific Corporation
 6.625%, '29                                       1,000M       1,065,000
                                                              -----------


                                             Principal Amount      Value
                                                (M=$1,000)       (Note 1)
-------------------------------------------------------------------------
Real Estate Investment Trusts1.8%
Simon Debartolo
 6.625%, '03                                       1,750M    $  1,787,187
                                                             ------------
Retail 0.4%
Sears & Roebuck 7%, '32                              500M         430,000
                                                             ------------
Telecommunications 7.0%
Alltel Corporation
 7.60%, '09                                        1,000M       1,123,750
AT&T Broadband Corp.
 8.375%, '13                                         212M         227,921
AT&T Corporation
 6.5%, '13                                         2,000M       1,845,000
Cingular Wireless
 6.5%, '11 (a)                                       250M         255,938
Cox Communications
 7.75%,'10                                         1,000M       1,091,250
Verizon Maryland Corp.
 6.125%, '12                                       1,500M       1,569,375
Verizon Wireless
 5.375%, '06                                       1,000M       1,008,750
                                                             ------------
                                                                7,121,984
                                                             ------------
Total Bonds
(Cost $39,098,543)                                             40,767,819
                                                             ------------
Corporate Short-Term Notes 3.5%
Nestle Capital Corp.
 1.23%, 12/02/2002
 (Cost $3,499,880)                                 3,500M       3,499,880
                                                             ------------
Total Investments
 (Cost $96,930,023)*                                           98,599,674

Excess of Other Assets
 Over Liabilities 2.3%                                          2,333,220
                                                             ------------
Net Assets                                                   $100,932,894
                                                             ============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2002, the market value of rule 144A securities amounted to $4,802,063 or 4.8% of net assets.
* Cost for federal income tax purposes is substantially similar. At November 30, 2002 unrealized appreciation for federal income tax purposes aggregated $1,669,651 of which $2,129,837 related to appreciated securities and $460,186 related to depreciated securities.

                                              See Notes to Financial Statements.

                               Sentinel Bond Fund

Statement of Assets and Liabilities
at November 30, 2002
----------------------------------------------------------------------------
Assets
Investments at value (Cost $96,930,023)               $  98,599,674
Cash and cash equivalents                                    97,851
Receivable for securities sold                            3,402,250
Receivable for fund shares sold                             554,422
Receivable for interest                                     962,758
                                                      -------------
  Total Assets                                          103,616,955
                                                       ------------
----------------------------------------------------------------------------
Liabilities
Payable for securities purchased                          2,057,833
Payable for fund shares repurchased                         503,997
Accrued expenses                                             38,384
Management fee payable                                       41,802
Distribution fee payable (Class A Shares)                    17,567
Distribution fee payable (Class B Shares)                    13,906
Fund service fee payable                                     10,572
                                                      -------------
  Total Liabilities                                       2,684,061
                                                      -------------
Net Assets Applicable to Outstanding Shares           $ 100,932,894
                                                      =============
Net Asset Value and Offering Price per Share
  Class A Shares
$75,807,294 / 12,487,607 shares outstanding                  $ 6.07
Sales Charge -- 4.00% of offering price                        0.25
                                                      -------------
Maximum Offering Price                                       $ 6.32
                                                      -------------
  Class B Shares
$25,125,600 / 4,123,571 shares outstanding                   $ 6.09
                                                      =============
----------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                            $     166,112
Paid-in capital                                         108,547,853
Accumulated undistributed net investment income              87,631
Accumulated undistributed net realized loss
  on investments                                         (9,538,353)
Unrealized appreciation of investments                    1,669,651
                                                      -------------
Net Assets                                            $ 100,932,894
                                                      =============

Statement of Operations
For the Year Ended November 30, 2002
----------------------------------------------------------------------------
Investment Income
Income:
Interest                                              $   5,757,228
                                                      -------------
Expenses:
Management advisory fee                                     509,834
Transfer agent fees                                         147,341
Custodian fees                                               17,579
Distribution expense (Class A Shares)                       150,075
Distribution expense (Class B Shares)                       231,769
Accounting services                                          34,165
Post Retirement health benefits and
  pension payments                                           18,064
Auditing fees                                                10,500
Legal fees                                                    6,200
Reports and notices to shareholders                          11,250
Registration and filing fees                                 24,909
Directors' fees and expenses                                 12,533
Other                                                        15,828
                                                      -------------
   Total Expenses                                         1,190,047
   Expense Offset                                           (11,779)
                                                      -------------
   Net Expenses                                           1,178,268
                                                      -------------
Net Investment Income                                     4,578,960
                                                      -------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on sales of                               261,814
  investments
Net change in unrealized appreciation
  (depreciation)                                         (1,793,105)
                                                      -------------
Net Realized and Unrealized Loss
  on Investments                                         (1,531,291)
                                                      -------------
Net Increase in Net Assets from                         $ 3,047,669
  Operations
                                                      =============

See Notes to Financial Statements.

                               Sentinel Bond Fund

Statement of Changes on Net Assets

                                                     Year Ended      Year Ended
                                                       11/30/02        11/30/01
--------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net Investment income                              $  4,578,960    $  5,546,475
Net realized gain on sales of investments               261,814       3,367,704
Net change in unrealized appreciation
 (depreciation)                                      (1,793,105)      2,192,736
                                                   ------------    ------------
Net Increase in net assets from operations            3,047,669      11,106,915
                                                   ------------    ------------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
 Class A Shares                                      (3,722,355)     (4,502,662)
 Class B Shares                                        (934,702)     (1,065,744)
From net realized gain on investments
 Class A Shares                                               -               -
 Class B Shares                                               -               -
                                                   ------------    ------------
Total distributions to shareholders                  (4,657,057)     (5,568,406)
                                                   ------------    ------------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
 Class A Shares                                      48,436,350      58,672,647
 Class B Shares                                       8,653,897       6,333,975
Net asset value of shares in reinvestment of
 dividends and distributions
 Class A Shares                                       2,441,695       2,797,023
 Class B Shares                                         734,287         810,621
                                                   ------------    ------------
                                                     60,266,229      68,614,266

Less: Payments for shares reacquired
 Class A Shares                                     (49,412,502)    (61,705,856)
 Class B Shares                                      (6,499,630)     (4,369,059)
                                                   ------------    ------------
Increase in net assets from capital share
 transactions                                         4,354,097       2,539,351
                                                   ------------    ------------
Total Increase in Net Assets for period               2,744,709       8,077,860
Net Assets: Beginning of period                      98,188,185      90,110,325
                                                   ------------    ------------
Net Assets: End of period                          $100,932,894    $ 98,188,185
                                                   ============    ============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period            $     87,631    $     (8,309)
                                                   ============    ============

See Notes to Financial Statements.
                                                                              67

                               Sentinel Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                              Year Ended     Year Ended     Year Ended   Year Ended   Year Ended
                                                             11/30/02(A)    11/30/01(A)    11/30/00(A)     11/30/99     11/30/98
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                          $  6.17        $  5.81        $  5.94      $  6.45      $  6.36
                                                             ----------    -----------    -----------    ---------    ---------
Income (Loss) from Investment Operations
Net investment income                                              0.30           0.37           0.41         0.39         0.40
Net realized and unrealized gain (loss) on investments            (0.10)          0.36          (0.13)       (0.51)        0.09
                                                             ----------    -----------    -----------    ---------    ---------
Total from investment operations                                   0.20           0.73           0.28        (0.12)        0.49
                                                             ----------    -----------    -----------    ---------    ---------
Less Distributions
Dividends from net investment income                               0.30           0.37           0.41         0.39         0.40
Distributions from realized gains on investments                      -              -              -            -            -
                                                             ----------    -----------    -----------    ---------    ---------
Total Distributions                                                0.30           0.37           0.41         0.39         0.40
                                                             ----------    -----------    -----------    ---------    ---------
Net asset value at end of period                                $  6.07        $  6.17        $  5.81      $  5.94      $  6.45
                                                             ==========    ===========    ===========    =========    =========
Total Return (%)*                                                  3.38          13.01           5.02        (1.93)        7.95

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    1.01           0.91           0.78         0.73         0.77
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                            1.01           0.98           0.98         0.94         0.95
Ratio of net investment income to average
 net assets (%)                                                    4.87           6.15           7.08         6.29         6.26
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)**                     4.87           6.08           6.89         6.10         6.11
Portfolio turnover rate (%)                                         298            210            177          207          147
Net assets at end of period (000 omitted)                       $75,807        $75,629        $71,561      $82,107      $91,297


                                                              Year Ended     Year Ended     Year Ended   Year Ended   Year Ended
                                                             11/30/02(A)    11/30/01(A)    11/30/00(A)  11/30/99(A)  11/30/98(A)
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                          $  6.19        $  5.82        $  5.96      $  6.46      $  6.38
                                                             ----------    -----------    -----------    ---------    ---------
Income (Loss) from Investment Operations
Net investment income                                              0.25           0.32           0.36         0.33         0.34
Net realized and unrealized gain (loss) on investments            (0.10)          0.37          (0.14)       (0.50)        0.08
                                                             ----------    -----------    -----------    ---------    ---------
Total from investment operations                                   0.15           0.69           0.22        (0.17)        0.42
                                                             ----------    -----------    -----------    ---------    ---------
Less Distributions
Dividends from net investment income                               0.25           0.32           0.36         0.33         0.34
Distributions from realized gains on investments                      -              -              -            -            -
                                                             ----------    -----------    -----------    ---------    ---------
Total Distributions                                                0.25           0.32           0.36         0.33         0.34
                                                             ----------    -----------    -----------    ---------    ---------
Net asset value at end of period                                $  6.09        $  6.19        $  5.82      $  5.96      $  6.46
                                                             ==========    ===========    ===========    =========    =========
Total Return (%)*                                                  2.44          12.14           3.95        (2.65)        6.80

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                    1.87           1.75           1.66         1.63         1.64
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                            1.87           1.82           1.85         1.81         1.84
Ratio of net investment income to average
 net assets (%)                                                    4.00           5.31           6.22         5.41         5.40
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)**                     4.00           5.24           6.02         5.25         5.22
Portfolio turnover rate (%)                                         298            210            177          207          147
Net assets at end of period (000 omitted)                       $25,126        $22,559        $18,549      $20,703      $16,601


(A) Per share data calculated utilizing average daily shares outstanding.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

         Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds which are exempt from federal income taxes.

                          Sentinel Tax-Free Income Fund

Our portfolio strategy focused on maintaining broad sector diversification with an emphasis on high-quality bonds. Credit quality remained strong as the Fund had an average credit quality rating of AA.

For the fiscal year ended November 30, 2002, the Sentinel Tax-Free Income Fund produced a total return of 4.92% compared to a 4.87% average return for the Lipper Analytical Services Inc. universe of General Municipal Debt funds. The Lehman Municipal Bond Index returned 6.32% for the same period.

     Falling equity values, sluggish economic growth and concerns over military action against Iraq during the fiscal year drove interest rates down to levels not seen in over 40 years. Investors seeking safety of principal and the advantage of tax-exemption were rewarded by investing in municipal bonds due to their high-quality and competitive total returns. The low historical default rate and high penetration of municipal bond insurance gave investors confidence that the tax-free market should be immune from the crisis in confidence currently engulfing corporate America. However, a continuation of slow economic growth put pressure on the fiscal condition of municipal entities. Industry observers expect many states and localities to cut spending and raise taxes in the coming fiscal year in order to balance budgets, as required by law.

     Our portfolio strategy focused on maintaining broad sector diversification with an emphasis on high-quality bonds. Credit quality remained strong as the Fund had an average credit quality rating of AA. Currently, the taxable equivalent yield of a 10-year maturity municipal bond rated AA is 6.3%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows.

     Looking forward, demand for tax-exempt bonds should remain strong as long as equity volatility continues at current levels. The environment for fixed-income securities could become less friendly if the economy shows signs of growth and investor confidence in the stock market returns. We intend to maintain the Fund's high-quality bias with an eye toward reducing interest rate sensitivity, should rates begin to rise.

/s/ Kenneth J. Hart
Kenneth J. Hart

Sentinel Tax-Free Income Fund Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Tax-Free Income
Fund             $16,846

Lipper General
Municipal Debt
Fund Avg.        $17,432


Lehman Municipal
Bond Index+      $18,935


*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax (AMT). Performance will vary with market conditions so that a gain or loss may be incurred. Past performance is not predictive of future results.

+An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales         w/o sales
Period        charge++          charge
 1 Year        0.72%            4.92%
-------------------------------------------
 5 Years       4.16%            5.01%
-------------------------------------------
10 Years       5.35%            5.78%
-------------------------------------------

++Sales charge applicable to year of initial  investment.

                         Sentinel Tax-Free Income Fund

Investment in Securities
at November 30, 2002

                                                Principal Amount        Value
                                                   (M=$1,000)          (Note 1)
--------------------------------------------------------------------------------
Bonds 97.7%
California 13.9%
Foothill/Eastern California Toll
 6.5%, 01/01/32 (P/R)                                 3,500M         $ 4,044,985
Los Angeles Dept. Power System
 5.25%, 07/01/13 (MBIA)                               2,000M           2,187,500
Pittsburgh CA Redev. Agy. Tax
 5.25%, 08/01/15 (MBIA)                               2,490M           2,726,575
Sacramento CA City Fin. Auth.
 5.5%, 12/01/10 (AMBAC)                               1,000M           1,142,120
                                                                     -----------
                                                                      10,101,180
                                                                     -----------
Connecticut 1.5%
University Connecticut G/O
 5.25%, 04/01/13 (MBIA)                               1,000M           1,067,840
                                                                     -----------
District of Columbia 2.0%
DC Revenue-A- World Wildlife
 6%, 07/01/16 (AMBAC)                                 1,310M           1,469,348
                                                                     -----------
Florida 5.2%
Orange County Healthcare A
 6.25%, 10/01/13 (ETM) (MBIA)                         1,060M           1,265,757
Orange County Housing Finance
 Authority
 5.65%, 12/01/17                                      2,455M           2,529,215
                                                                     -----------
                                                                       3,794,972
                                                                     -----------
Idaho 0.1%
Idaho Housing Agency Series D-1
 8%, 01/01/20                                            80M              84,924
                                                                     -----------
Illinois 8.2%
Chicago University-Auxiliary
 5.5%, 12/01/23 (MBIA)                                1,000M           1,068,580
Illinois M.C. Henry County School
 5.85%, 01/01/16 (FSA)                                1,000M           1,130,700
Illinois State Sales Tax Revenue
 6%, 06/15/12                                         2,180M           2,502,160
Illinois State Sales Tax Revenue
 6.5%, 06/15/13                                       1,000M           1,196,930
                                                                     -----------
                                                                       5,898,370
                                                                     -----------
Kansas 0.1%
Kansas City Leavenworth City of
 Lenexa Series A - Mtg. Rev.
 8.4%, 05/01/15                                          30M              30,019
                                                                     -----------
Louisiana 1.5%
New Orleans LA G/O
 5.5%, 12/01/17 (FGIC)                                1,000M           1,111,650
                                                                     -----------
Massachusetts 6.0%
Massachusetts State G/O
 6%, 08/01/09 (FGIC)                                  1,000M           1,153,700
Massachusetts Water Pollution
 5.25%, 08/01/15                                      3,000M           3,192,900
                                                                     -----------
                                                                       4,346,600
                                                                     -----------
Nebraska 1.6%
Omaha Public Power District
 6.15%, 02/01/12                                      1,000M           1,166,930
                                                                     -----------
New Jersey 4.7%
New Jersey Transit Ser. B
 6%, 12/15/15 (MBIA)                                  3,000M           3,409,560
                                                                     -----------
New Mexico 3.9%
Sante Fe County New Mexico Revenue
 6%, 02/01/27 (FSA)                                   2,500M           2,855,825
                                                                     -----------
New York 18.8%
New York State Dorm. Authority
 6.375%, 07/01/08
 (AMBAC)                                              1,275M           1,304,669
New York State Dorm. Mental Health
 Services
 6%, 08/15/16                                         2,800M           3,216,444
New York State Dorm. Authority
 5.25%, 11/15/23                                      1,650M           1,760,039
New York State Dorm. Authority
 5.75%, 10/01/17 (MBIA)                               2,260M           2,487,830
New York City Transitional
 5.25%, 11/01/12                                      1,000M           1,097,100
Triborough Bridge & Tunnel Authority
 6%, 01/01/12                                         3,250M           3,763,500
                                                                     -----------
                                                                      13,629,582
                                                                     -----------
Pennsylvania 6.3%
Delaware Valley PA Regional Fin.
 5.75%, 07/01/17                                      2,000M           2,239,960
Pennsylvania State G/O
 6.25%, 07/01/11                                      2,000M           2,352,460
                                                                     -----------
                                                                       4,592,420
                                                                     -----------
Tennessee 3.3%
Lawrenceburg, TN Electrical Revenue
 6.625%, 07/01/18 (MBIA)                              1,910M           2,351,133
                                                                     -----------
Texas 2.3%
Duncanville Texas Independent
 Sch. Dist.
 0%, 02/15/2025                                         550M             543,037
North Central Texas Health
 6.25%, 05/15/10                                      1,000M           1,139,510
                                                                     -----------
                                                                       1,682,547
                                                                     -----------
Utah 3.0%
Intermountain Power Agency
 5%, 07/01/21                                         2,200M           2,200,968
                                                                     -----------
Vermont 4.7%
Vermont Education & Health Norwich
 6%, 09/01/13                                         1,070M           1,100,923
                                                                     -----------
Vermont Education & Health Norwich
 5.5%, 07/01/18                                       2,295M           2,317,537
                                                                     -----------
                                                                       3,418,460
                                                                     -----------
Virginia 1.5%
Virginia Pocahontas Parkway
 5.5%, 08/15/28                                       1,500M           1,051,575
                                                                     -----------
Washington 7.7%
Washington State G/O
 6.2%, 03/01/11                                       1,220M           1,406,770
Washington State Public Power
 7.125%, 07/01/16 (MBIA)                              3,295M           4,158,653
                                                                     -----------
                                                                       5,565,423
                                                                     -----------
Wisconsin 1.4%
Badger TOB Asset-Backed
 5.75%, 06/01/11                                      1,000M           1,001,990
                                                                     -----------
Total Bonds
 (Cost $66,262,442)                                                   70,831,316
                                                                     -----------

                                                     Shares             Value
                                                                       (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 0.5%
Provident Municipal
 Money Fund
 (Cost $ 335,000)                                    335,000         $   335,000
                                                                     -----------
Total Investments
 (Cost $66,597,442)*                                                  71,166,316

Excess of Other Assets Over
 Liabilities 1.8%                                                      1,331,652
                                                                     -----------
Net Assets                                                           $72,497,968
                                                                     ===========

* Cost for federal income tax purposes is substantially similar. At November 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $4,568,874 of which $5,174,552 related to appreciated securities and $605,678 related to depreciated securities. The following abbreviations are used in the portfolio descriptions:
   (AMBAC) - Guaranteed by AMBAC Indemnity Corp
   (ETM) - Escrowed to Maturity
   (FGIC) - Guaranteed by Financial Guaranty Insurance Co
   (FSA) - Guaranteed by Financial Security Assurance Inc
   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
   (P/R) - Prerefunded G/O - General Obligation Bond

                                              See Notes to Financial Statements.
70

                         Sentinel Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2002

-------------------------------------------------------------------------
Assets
Investments at value (Cost $66,597,442)                      $ 71,166,316
Cash and cash equivalents                                           1,764
Receivable for fund shares sold                                    80,055
Receivable for interest                                         1,495,940
Receivable from fund administrator                                 11,419
                                                             ------------
 Total Assets                                                  72,755,494
                                                             ------------
-------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                               191,958
Accrued expenses                                                   13,843
Management fee payable                                             30,691
Distribution fee payable                                           15,266
Fund service fee payable                                            5,768
                                                             ------------
 Total Liabilities                                                257,526
                                                             ------------
Net Assets Applicable to Outstanding Shares                  $ 72,497,968
                                                             ============
Net Asset Value and Offering Price per Share
$72,497,968 / 5,418,310 shares outstanding                   $      13.38
Sales Charge--4.00% of offering price                                0.56
                                                             ------------
Maximum Offering Price                                       $      13.94
                                                             ============
-------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                   $     54,183
Paid-in capital                                                67,890,821
Accumulated undistributed net investment income                     2,193
Accumulated undistributed net realized loss
 on investments                                                   (18,103)
Unrealized appreciation of investments                          4,568,874
                                                             ------------
Net Assets                                                   $ 72,497,968
                                                             ============

Statement of Operations
For the Year Ended November 30, 2002

-------------------------------------------------------------------------
Investment Income
Income:
Interest                                                     $  3,734,336
                                                             ------------
Expenses:
Management advisory fee                                           382,007
Transfer agent fees                                                76,100
Custodian fees                                                      9,634
Distribution expense                                              147,188
Accounting services                                                25,500
Auditing fees                                                       9,000
Legal fees                                                          4,750
Reports and notices to shareholders                                 5,500
Registration and filing fees                                       15,838
Directors' fees and expenses                                        9,470
Other                                                              12,810
                                                             ------------
 Total Expenses                                                   697,797
 Expense Reimbursement                                           (145,389)
 Expense Offset                                                    (4,884)
                                                             ------------
 Net Expenses                                                     547,524
                                                             ------------
Net Investment Income                                           3,186,812
                                                             ------------
-------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                         183,019
Net change in unrealized appreciation
 (depreciation)                                                   254,579
                                                             ------------
Net Realized and Unrealized Gain
 on Investments                                                   437,598
                                                             ------------
Net Increase in Net Assets from Operations                   $  3,624,410
                                                             ============

                                              See Notes to Financial Statements.

                          Sentinel Tax-Free Income Fund

Statement of Changes on Net Assets


                                                 Year Ended        Year Ended
                                                   11/30/02          11/30/01
-----------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $  3,186,812      $  3,287,624
Net realized gain on sales of
 investments                                        183,019           541,134
Net change in unrealized
appreciation (depreciation)                         254,579         1,701,571
                                               ------------      ------------
Net increase in net assets from
 operations                                       3,624,410         5,530,329
                                               ------------      ------------
-----------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                       (3,186,572)       (3,290,198)
From net realized gain on
 investments                                              -                 -
                                               ------------      ------------
Total distributions to shareholders              (3,186,572)       (3,290,198)
                                               ------------      ------------
-----------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                25,862,434        12,831,953
Net asset value of shares in
 reinvestment of dividends and distributions      2,101,219         2,188,296
                                               ------------      ------------
                                                 27,963,653        15,020,249
Less: Payments for shares reacquired            (28,674,251)      (13,339,445)
                                               ------------      ------------
Increase (decrease) in net assets
 from capital share transactions                   (710,598)        1,680,804
                                               ------------      ------------
Total Increase (Decrease) in Net
 Assets for period                                 (272,760)        3,920,935
Net Assets: Beginning of period                  72,770,728        68,849,793
                                               ------------      ------------
Net Assets: End of period                      $ 72,497,968      $ 72,770,728
                                               ============      ============
Undistributed Net Investment Income
 at End of Period                              $      2,193      $      1,953
                                               ============      ============

See Notes to Financial Statements.

                          Sentinel Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                 Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                                11/30/02(A)    11/30/01(A)    11/30/00(A)       11/30/99      11/30/98
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period              $ 13.32        $ 12.90        $ 12.60        $ 13.78       $ 13.64
                                                -----------    -----------    -----------    -----------   -----------

Income (Loss) from Investment Operations
Net investment income                                  0.58           0.62           0.64           0.64          0.65
Net realized and unrealized gain (loss) on
 investments                                           0.06           0.42           0.30          (1.01)         0.33
                                                -----------    -----------    -----------    -----------   -----------
Total from investment operations                       0.64           1.04           0.94          (0.37)         0.98
                                                -----------    -----------    -----------    -----------   -----------

Less Distributions
Dividends from net investment income                   0.58           0.62           0.64           0.64          0.65
Distributions from realized gains on
 investments                                              -              -              -           0.17          0.19
                                                -----------    -----------    -----------    -----------   -----------
Total Distributions                                    0.58           0.62           0.64           0.81          0.84
                                                -----------    -----------    -----------    -----------   -----------
Net asset value at end of period                    $ 13.38        $ 13.32        $ 12.90        $ 12.60       $ 13.78
                                                ===========    ===========    ===========    ===========   ===========
Total Return (%)*                                      4.92           8.15           7.74          (2.79)         7.45

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                            0.75           0.74           0.77           0.73          0.74
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                0.95           0.95           0.96           0.91          0.92
Ratio of net investment income to average
 net assets (%)                                        4.33           4.62           5.08           4.84          4.77
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursements (%)**                                  4.13           4.41           4.89           4.66          4.59
Portfolio turnover rate (%)                              30             21              5             34            37
Net assets at end of period (000 omitted)           $72,498        $72,771        $68,850        $85,975       $88,683

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

        Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal, New York State and New York City income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                     Sentinel New York Tax-Free Income Fund

The Sentinel New York Tax-Free Income Fund produced a total return of 6.19%, outperforming the 5.3% average return for the Lipper Analytical Services Inc. universe of New York Municipal Debt funds.

For the fiscal year ended November 30, 2002, the Sentinel New York Tax-Free Income Fund produced a total return of 6.19%, outperforming the 5.3% average return for the Lipper Analytical Services Inc. universe of New York Municipal Debt funds. The Lehman Municipal Bond Index returned 6.32% during the same period.

     Falling equity values, sluggish economic growth and concerns over military action against Iraq during the fiscal year drove interest rates down to levels not seen in over 40 years. Investors seeking safety of principal and the advantage of tax-exemption were rewarded by investing in municipal bonds due to their high-quality and competitive total returns. The low historical default rate and high penetration of municipal bond insurance gave investors confidence that the tax-free market should be immune from the crisis in confidence currently engulfing Corporate America. However, a continuation of slow economic growth put pressure on the fiscal condition of municipal entities. Industry observers expect many states and localities to cut spending and raise taxes in the coming fiscal year in order to balance budgets, as required by law.

     Our portfolio strategy during the fiscal year focused on maintaining broad sector diversification with an emphasis on high-quality bonds. Credit quality remained strong as the Fund had an average credit quality rating of AA. Currently, the taxable equivalent yield of a 10-year maturity municipal bond rated AA which is exempt from New York state taxation is 6.7%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows.

     Looking forward, demand for tax-exempt bonds should remain strong as long as equity volatility continues at current levels. The environment for fixed-income securities could become less friendly if the economy shows signs of growth and investor confidence in the stock market returns. We intend to maintain the Fund's high-quality bias with an eye toward reducing interest rate sensitivity, should rates begin to rise.

/s/ Kenneth J. Hart
Kenneth J. Hart

Sentinel New York Tax-Free Income Fund Performance
Class A Shares, March 27, 1995 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel New York
Tax-Free Income
Fund           $15,385

Lipper NY Municipal
Debt Fund Avg. $15,181

Lehman Municipal
Bond Index+    $16,440

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax (AMT). Performance will vary with market conditions so that a gain or loss may be incurred. Past performance is not predictive of future results.

+An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales          w/o sales
Period        charge++           charge
1  Year        1.95%            6.19%
-------------------------------------------
3  Years       6.68%            8.15%
-------------------------------------------
5 Years        4.92%            5.79%
-------------------------------------------
Since
Inception*     5.77%            6.33%
-------------------------------------------

++Sales charge applicable to
  year of initial  investment.

 *3/27/95

                     Sentinel New York Tax-Free Income Fund

Investment in Securities
at November 30, 2002

                                                  Principal Amount   Value
                                                     (M=$ 1,000)    (Note 1)
-----------------------------------------------------------------------------
Bonds 92.8%
New York 82.4%
Albany New York Parking
 Authority Revenue
 5.125%, 07/15/10                                        650M    $    684,392
City University New York
 Certificate of Participation
 5.75%, 08/15/05                                         300M         327,402
Coxsackie Athens New York
 Central School District
 5.50%, 06/15/13 (FSA)                                   260M         282,477
Dutchess County, NY G/O
 5.00%, 06/15/17                                         325M         334,909
Long Island, NY
 Electric Power Revenue
 5.50%, 12/01/13 (FSA)                                   500M         560,030
 5.25%, 12/01/26                                         200M         201,476
Metro Transportation
 Authority
 5.75%, 07/01/13                                         250M         283,998
 5.50%, 11/15/13 (AMBAC)                                 500M         561,235
 5.00%, 04/01/23 (FGIC)                                  250M         268,632
Monroe County G/O
 6.00%, 03/01/14                                         250M         289,732
Monroe County Industrial
 Dev. Agency
 5.375%, 04/01/29                                        510M         498,372
Monroe Woodbury
 Central School Dist.
 5.625%, 05/15/22 (MBIA)                                 250M         264,985
Nassau County Industrial
 Dev. Agency
 4.75%, 07/01/28 (MBIA)                                  500M         477,195
New York City Municipal
 Water Fin. Auth.
 5.00%, 06/15/12                                         210M         225,805
 5.75%, 06/15/20 (MBIA)                                  220M         236,201
 5.875%, 06/15/25 (MBIA)                                 500M         552,460
 5.125%, 06/15/30 (FGIC)                                 300M         303,810
New York, NY G/O Series B
 5.75%, 08/01/11                                         300M         323,550
New York, NY G/O Series K
 5.625%, 08/01/13                                        350M         369,023
New York, NY Transitional
 Fin. Auth.
 5.375%, 05/01/14                                       1000M       1,074,410
New York State Dorm.
 Authority Revenue
 4201 Schools Program
 5.00%, 07/01/10                                         250M         270,093
City University System
 5.625%, 07/01/16                                        250M         278,870
 5.375%, 07/01/25
 (AMBAC)                                                 200M         206,156
College and
 University Revenue
 5.25%, 11/15/23                                         500M         533,345
Department of Health
 5.50%,07/01/20                                          125M         129,380
Fordham University
 5.75%, 07/01/15 (FGIC)                                  215M         230,796
Memorial Sloan Kettering
 Cancer Center
 5.50%, 07/01/23 (MBIA)                                  500M         539,945
Mental Health Services
 5.70%, 08/15/09                                         250M         274,675
 5.50%, 08/15/17                                         595M         629,468
 5.50%, 08/15/17
 (Prerefunded)                                             5M           5,624
New York Medical College
 4.75%, 07/01/27 (MBIA)                                  250M         239,500
Nursing Home-Hebrew Home
 5.625%, 02/01/17                                        115M         120,123
Saint Johns Univ.
 5.25%, 07/01/18 (MBIA)                                  205M         216,173
School District
 Financing Program
 5.75%, 10/01/17 (MBIA)                                  750M         825,607
State University
 Education Facility
 5.50%, 05/15/09                                         500M         553,855
State Univ. Educ. Fac. -
 Series A
 6.375%, 05/15/14
 (Prerefunded)                                           250M         260,550
Wyckoff Heights Medical Ctr.
 5.3%, 08/15/21                                          250M         253,262
New York State
 Environmental Facilities
 5.75%, 01/15/13                                         250M         275,077
 5.75%, 03/15/13                                         300M         306,171
New York State Environmental
 Water Revenue
 5.75%, 06/15/11                                         160M         182,925
 5.75%, 06/15/11                                         340M         386,590
 5.00%, 06/15/19                                         750M         770,430
New York State Local
 Gov't. Assistance Corp.
 5.375%, 04/01/16
 (AMBAC)                                                 300M         315,444
New York State Medical
 Care Facilities
 6.45%, 02/15/09
 (Prerefunded)                                           180M         185,238
New York State Mortgage
 Agency Revenue Bonds
 5.375%, 10/01/17                                        500M         513,680
New York State Thruway
 Auth. Service Contract
 5.25%, 01/01/09                                         500M         546,985
 5.25%, 04/01/10 (FGIC)                                  500M         549,975
 6.25%, 04/01/14                                         200M         223,078
New York State Urban
 Development Corp.
 6.00%, 01/01/15 (AMBAC)                                 485M         544,277
 5.70%, 04/01/20                                         250M         274,385
 4.75%, 01/01/28 (AMBAC)                                 250M         239,050
North Hempstead, NY G/O
 6.00%, 07/15/15 (FGIC)                                  500M         563,920
Rondout Valley Central
 School District G/O
 3.00%, 03/01/08 (FGIC)                                  660M         656,179
Saint Lawrence
 University
 5.625%, 07/01/13 (MBIA)                                 250M         272,995
Suffolk County, NY Judicial
 Svc. Agreement
 5.75%, 10/15/13 (AMBAC)                                 500M         558,405
Triborough Bridge &
 Tunnel Authority
 6.00%, 01/01/12                                         250M         289,500
 5.125%, 01/01/22                                        250M         273,810
United Nations
 Development Corp.
 6.00%, 07/01/12                                         250M         261,595
                                                                 ------------
                                                                   21,877,225
                                                                 ------------
Puerto Rico 10.4%
Puerto Rico Childrens
 Trust Fund
 6.00%, 07/01/26                                         500M         582,890
Puerto Rico Commonwealth
 5.375%, 07/01/21 (MBIA)                                 255M         272,047
 5.40%, 07/01/25                                         300M         312,954
Puerto Rico Commonwealth
 Highway & Trans. Auth.
 5.75%, 07/01/16 (MBIA)                                  500M         578,480
Puerto Rico Electric
 Power Authority
 4.50%, 07/01/18 (MBIA)                                  300M         300,180
Puerto Rico Ind'l. Tourist
 Ed'l. Med. & Envir. Ctl.
 Facs.
 5.00%, 10/01/22 (MBIA)                                  300M         307,197
Puerto Rico Public
 Building Authority
 5.75%, 07/01/15                                         400M         415,876
                                                                 ------------
                                                                    2,769,624
                                                                 ------------
Total Bonds
(Cost $23,420,863)                                                 24,646,849
                                                                 ------------

-----------------------------------------------------------------------------
                                                      Shares        Value
                                                                   (Note 1)
-----------------------------------------------------------------------------
Short-Term Investments 3.8%
 BlackRock Provident Institutional
  New York Money Fund
  (Cost $ 1,000,000)                                1,000,000       1,000,000
                                                                 ------------
Total Investments
  (Cost $24,420,863)*                                              25,646,849

Excess of Other Assets
 Over Liabilities 3.4%                                                912,695
                                                                 ------------
Net Assets                                                        $26,559,544
                                                                 ============

* Cost for federal income tax purposes is substantially similar. At November 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $1,225,986 of which, $1,262,856 related to appreciated securities and $36,870 related to depreciated securities. The following abbreviations are used in the portfolio descriptions:
     (AMBAC) - Guaranteed by AMBAC Indemnity Corp
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co
     (FSA) - Guaranteed by Financial Security Assurance, Inc.
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
     G/O - General Obligation Bond

                                              See Notes to Financial Statements.

                     Sentinel New York Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2002


--------------------------------------------------------------------------------
Assets
Investments at value (Cost $24,420,863)                             $25,646,849
Cash and cash equivalents                                               531,092
Receivable for fund shares sold                                           5,306
Receivable for interest                                                 391,009
Receivable from fund administrator                                        8,436
                                                                    -----------
Total Assets                                                         26,582,692
                                                                    -----------

--------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                         800
Accrued expenses                                                          5,202
Management fee payable                                                   11,043
Distribution fee payable                                                  4,756
Fund service fee payable                                                  1,347
                                                                    -----------
   Total Liabilities                                                     23,148
                                                                    -----------
Net Assets Applicable to Outstanding Shares                         $26,559,544
                                                                    ===========
Net Asset Value and Offering Price Per Share
$26,559,544 / 2,168,231 shares outstanding                          $     12.25
Sales Charge--4.00% of Offering Price                                      0.51
                                                                    -----------
Maximum Offering Price Per Share                                    $     12.76
                                                                    ===========

--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                          $    21,682
Paid-in capital                                                      25,476,080
Accumulated distributions in excess of net investment income               (606)
Accumulated undistributed net realized loss on investments             (163,598)
Unrealized appreciation of investments                                1,225,986
                                                                    -----------
Net Assets                                                          $26,559,544
                                                                    ===========

Statement of Operations
For the Year Ended November 30, 2002
--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                            $ 1,209,256
                                                                    -----------
Expenses:
Management advisory fee                                                 131,612
Transfer agent fees                                                      12,500
Custodian fees                                                            5,464
Distribution expense                                                     50,729
Accounting services                                                       8,840
Auditing fees                                                             5,000
Legal fees                                                                1,400
Reports and notices to shareholders                                         800
Registration and filing fees                                              3,711
Directors' fees and expenses                                              3,242
Other                                                                    12,786
                                                                    -----------
Total Expenses                                                          236,084
Expense Reimbursement                                                  (104,121)
Expense Offset                                                           (5,214)
                                                                    -----------
Net Expenses                                                            126,749
                                                                    -----------
Net Investment Income                                                 1,082,507
                                                                    -----------

--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                               162,443
Net change in unrealized appreciation (depreciation)                    283,291
                                                                    -----------
Net Realized and Unrealized Gain on Investments                         445,734
                                                                    -----------
Net Increase in Net Assets from Operations                          $ 1,528,241
                                                                    ===========

See Notes to Financial Statements.

                     Sentinel New York Tax-Free Income Fund

Statement of Changes on Net Assets

                                                        Year Ended      Year Ended
                                                          11/30/02        11/30/01
----------------------------------------------------------------------------------
Increase in Net Assets from Operations

Net investment income                                  $ 1,082,507     $   975,246
Net realized gain (loss) on sales of investments           162,443          (5,151)
Net change in unrealized appreciation (depreciation)       283,291         707,576
                                                      ------------     -----------
Net increase in net assets from operations               1,528,241       1,677,671
                                                      ------------     -----------

----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                              (1,084,003)       (975,262)
From realized gain on investments                                -               -
                                                      ------------     -----------
Total distributions to shareholders                     (1,084,003)       (975,262)

----------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                        3,745,088       5,117,077
Net asset value of shares in reinvestment
 of dividends and distributions                            718,683         682,924
                                                      ------------     -----------
                                                         4,463,771       5,800,001
Less: Payments for shares reacquired                    (1,623,136)     (1,945,873)
                                                      ------------     -----------
Increase in net assets from
 capital share transactions                              2,840,635       3,854,128
                                                      ------------     -----------
Total Increase in Net Assets for period                  3,284,873       4,556,537
Net Assets: Beginning of period                         23,274,671      18,718,134
                                                      ------------     -----------
Net Assets: End of period                              $26,559,544     $23,274,671
                                                      ============     ===========
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period                $      (606)    $       304
                                                      ============     ===========

See Notes to Financial Statements.

                     Sentinel New York Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.



                                                   Year Ended       Year Ended    Year Ended     Year Ended     Year Ended
                                                   11/30/02(A)     11/30/01(A)    11/30/00(A)     11/30/99       11/30/98
--------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                $ 12.04         $ 11.59        $ 11.20        $ 12.19        $ 11.88
                                                   ----------      ----------     ----------     ----------     ----------
Income (Loss) from Investment Operations
Net investment income                                    0.52            0.57           0.63           0.60           0.62
Net realized and unrealized gain (loss) on
 investments                                             0.21            0.45           0.39          (0.99)          0.34
                                                   ----------      ----------     ----------     ----------     ----------
Total from investment operations                         0.73            1.02           1.02          (0.39)          0.96
                                                   ----------      ----------     ----------     ----------     ----------
Less Distributions
Dividends from net investment income                     0.52            0.57           0.63           0.60           0.62
Distributions from realized gains on
 investments                                                -               -              -              -           0.03
                                                   ----------      ----------     ----------     ----------     ----------
Total Distributions                                      0.52            0.57           0.63           0.60           0.65
                                                   ----------      ----------     ----------     ----------     ----------
Net asset value at end of period                      $ 12.25         $ 12.04        $ 11.59        $ 11.20        $ 12.19
                                                   ==========      ==========     ==========     ==========     ==========
Total Return (%)*                                        6.19            8.90           9.40          (3.30)          8.29

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                              0.52            0.37           0.02              -              -
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                  0.93            0.93           0.96           0.96           1.01
Ratio of net investment income to average
 net assets (%)                                          4.27            4.71           5.54           5.13           5.17
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursements (%)**                                    3.86            4.14           4.61           4.20           4.19
Portfolio turnover rate (%)                                13               4              4             31              6
Net assets at end of period (000 omitted)             $26,560         $23,275        $18,718        $16,175        $11,978

(A) Per share data calculated utilizing average daily shares outstanding.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

 Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S. government, its agencies and instrumentalities.

                       Sentinel Government Securities Fund

The Fund continues to emphasize yield in the currently low interest rate environment in order to maintain a relatively attractive dividend stream.

For the fiscal year ended November 30, 2002, the Sentinel Government Securities Fund returned 6.70% versus a 6.79% return for the average fund in its Lipper U.S. General Government Fund peer group. The Lehman Government Bond Index and the Lehman Mortgage-Backed Securities Index returned 7.91% and 7.22%, respectively, over the same period.

     The twelve-month period ended November 30, 2002, was another volatile year in the fixed-income markets with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). The Federal Reserve cut short-term interest rates twice during the period, once in December 2001 for 25 basis points and a second time for 50 basis points in November 2002. The Federal Funds rate now stands at 1.25%, its lowest level in over 40 years. The Fed's bias on the U.S. economy flip-flopped throughout the fiscal year between weakness and a neutral stance.

     The U.S. Treasury 10-year Note traded in a range between 5.5% to 3.5% over the twelve-month period, closing at 4.21% on November 29, 2002, down 54 basis points from a year earlier. With the Fed's interest rate reductions, the U.S. Treasury yield curve continued its steepening trend as short-term interest rates fell more than their long-term counterparts. The yield curve steepened 53 basis points to a current slope of 298 basis points as measured by the yield differential of the 2-year Note to 30-year Bonds.

     In this declining interest rate environment, prepayments on mortgage-backed securities surged to record levels as homeowners rushed to refinance their loans. Spreads on MBS bonds widened substantially relative to U.S. Treasury securities. However, certain parts of the MBS market performed very well, particularly Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments.

     Over the fiscal year, the Fund's effective duration was opportunistically reduced from 5.9 years to 4.7 years. Exposure to the MBS sector increased to 100% of assets from 70% a year earlier. Of this, 91% of the Fund's assets were in CMOs, which sheltered the Fund from MBS prepayments. The Fund continues to emphasize yield in the currently low interest rate environment in order to maintain a relatively attractive dividend stream. The Fund's management of MBS prepayment risk was the largest contributor to its relatively good performance during the period.

     In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market environments, and appreciate your continued support.

/s/ David M. Brownlee
David M. Brownlee, CFA

Sentinel Government Securities Fund Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Government
Securities Fund       $18,261

Lipper Government
Fund Avg.             $18,907

Lehman Government
Bond Index+           $20,572

Lehman Mortgage
Index+                $20,236

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average do not. Performance will vary with market conditions so that a gain or loss may be incurred. Past performance is not predictive of future results.

+Unmanaged indices of bonds reflecting average prices in the Government bond and mortgage markets.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales          w/o sales
Period       charge++            charge
1  Year        2.47%            6.70%
-------------------------------------------
5  Years       5.81%            6.67%
-------------------------------------------
10 Years       6.21%            6.64%
-------------------------------------------

++Sales charge applicable to
  year of initial  investment.

                       Sentinel Government Securities Fund

Investment in Securities
at November 30, 2002

                                             Principal Amount          Value
                                                (M=$1,000)           (Note 1)
--------------------------------------------------------------------------------
U.S. Government Agency Obligations 100.4%
Federal Farm Credit Bank 1.4%
Agency Discount Notes:
 1.20%, 12/02/02                                  1,560M           $  1,559,948
                                                                   ------------
Federal Home Loan Mortgage
 Corporation 49.1%
Collateralized Mortgage Obligations:
 FHR 2492 MD 5.5%, '19                            3,000M              3,082,290
 FHR 2522 PG 5.5%, '22                            3,000M              2,962,500
 FHR 2513 GE 5.5%, '27                            3,601M              3,670,224
 FHR 2497 PE 6%, '28                              6,000M              6,227,040
 FHR 2496 PQ 6%, '29                              3,000M              3,123,300
 FHR 2275 PM 6.5% '29                             2,000M              2,100,940
 FHR 2367 PD 6%, '30                              3,000M              3,090,600
 FHR 2395 PG 6%, '31                              3,000M              3,099,540
 FHR 2491 PG 6%, '31                              3,000M              3,104,340
 FHR 2433 NG 6.5%, '31                            3,000M              3,135,090
 FHR 2435 GE 6.5%, '31                            4,000M              4,201,960
 FHR 2501 PU 6%, '32                              3,000M              3,077,550
 FHR 2502 PE 6%, '32                              3,000M              3,090,120
 FHR 2513 TG 6%, '32                              3,500M              3,590,965
 FHR 2513 ME 6%, '32                              3,500M              3,616,970
                                                                   ------------
                                                                     51,173,429
                                                                   ------------
Mortgage-Backed Securities:
15-Year:
 9%, '06                                             18M                 18,694
                                                                   ------------
30-Year:
 11%, '09                                             2M                  2,367
 11%, '15                                            12M                 13,719
 11%, '15                                             9M                 10,096
 11%, '15                                            11M                 12,142
 8%, '17                                            734M                794,645
 11%, '17                                             3M                  3,707
 11%, '17                                            42M                 46,823
 7%, '28                                            487M                510,266
                                                                   ------------
                                                                      1,393,765
                                                                   ------------
Total Federal Home Loan Mortgage
 Corporation                                                         52,585,888
                                                                   ------------
Federal National Mortgage Association 35.5%
Collateralized Mortgage Obligations:
FNR 2002-70 QE
 5.5%, '28                                        5,000M              5,131,450
FNR 2002-73 TE
 5.5%, '29                                        3,500M              3,536,094
FNR 2002-55 TE
 6%, '29                                          3,000M              3,115,530
FNR 2001-16 PB
 6%, '30                                          5,500M              5,700,200
FNR 2001-74 PD
 6%, '30                                          5,000M              5,184,350
FNR 2002-48 GE
 6%, '30                                          3,000M              3,104,400
FNR 2002-48 GF
 6.5%, '31                                        5,000M              5,237,500
                                                                   ------------
                                                                     31,009,524
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
 7%, '10                                            430M                457,687
                                                                   ------------
15-Year:
 9.75%, '04                                          16M                 15,711
                                                                   ------------
20-Year:
 10.5%,'17                                          375M           $    436,265
 10%, '18                                           106M                123,453
 6.5%, '20                                          200M                208,070
                                                                   ------------
                                                                        767,788
                                                                   ------------
30-Year:
 9.25%,'09                                           99M                108,908
 7.75%,'22                                          494M                532,284
 7%, '23                                          1,002M              1,055,020
 8%, '24                                            611M                661,421
 6.5%, '29                                        3,323M              3,459,056
                                                                   ------------
                                                                      5,816,689
                                                                   ------------
Total Federal National Mortgage
 Association                                                         38,067,399
                                                                   ------------
Government National
 Mortgage Association 14.4%
Collateralized Mortgage Obligations:
 GNR 2002-60 L 6%, '27                            4,000M              4,126,600
 GNR 2002-33 PD
  6.5%,'29                                        3,000M              3,166,590
 GNR 2002-41 TE
  6%, '31                                         4,000M              4,195,840
 GNR 2002-80 CF
  6%, '32                                         3,000M              3,067,500
                                                                   ------------
                                                                     14,556,530
                                                                   ------------
Mortgage-Backed Securities:
10-Year:
 7%, '03                                            110M                111,707
 7%, '03                                            154M                157,382
                                                                   ------------
                                                                        269,089
                                                                   ------------
15-Year:
 7%, '17                                            540M                574,764
                                                                   ------------
Total Government National Mortgage
 Association                                                         15,400,383
                                                                   ------------
Total U.S. Government Agency Obligations
 (Cost $107,050,830)*                                               107,613,618
Excess of Liabilities Over Other
 Assets (0.4%)                                                         (492,389)
                                                                   ------------
Net Assets                                                         $107,121,229
                                                                   ============

* Cost for federal income tax purposes is substantially similar. At November 30, 2002 unrealized appreciation for federal income tax purposes aggregated $562,788 of which $807,297 related to appreciated securities and $244,509 related to depreciated securities.

                                              See Notes to Financial Statements.

                       Sentinel Government Securities Fund

Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value (Cost $107,050,830)                            $107,613,618
Cash and cash equivalents                                                  4,874
Receivable for securities sold                                         4,035,542
Receivable for fund shares sold                                          196,163
Receivable for interest                                                  521,512
Receivable from fund administrator                                        14,759
                                                                    ------------
 Total Assets                                                        112,386,468
                                                                    ------------
--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                       5,081,073
Payable for fund shares repurchased                                       67,144
Accrued expenses                                                          37,770
Management fee payable                                                    44,615
Distribution fee payable                                                  23,738
Fund service fee payable                                                  10,899
                                                                    ------------
 Total Liabilities                                                     5,265,239
                                                                    ------------
Net Assets Applicable to Outstanding Shares                         $107,121,229
                                                                    ============
Net Asset Value and Offering Price Per Share
 $107,121,229/10,355,010 shares outstanding                         $      10.34
Sales Charge--4.00% of Offering Price                                       0.43
                                                                    ------------
Maximum Offering Price Per Share                                    $      10.77
                                                                    ============
--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                          $    103,550
Paid-in capital                                                      110,344,688
Accumulated undistributed net investment income                            5,040
Accumulated undistributed net realized loss
 on investments                                                       (3,894,837)
Unrealized appreciation of investments                                   562,788
                                                                    ------------
Net Assets                                                          $107,121,229
                                                                    ============

Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                            $  4,474,095
                                                                    ------------
Expenses:
Management advisory fee                                                  416,682
Transfer agent fees                                                      113,900
Custodian fees                                                            15,679
Distribution expense                                                     160,815
Accounting services                                                       27,835
Post Retirement health benefits and
 pension payments                                                         16,867
Auditing fees                                                              8,500
Legal fees                                                                 5,500
Reports and notices to shareholders                                        8,500
Registration and filing fees                                              19,582
Directors' fees and expenses                                              10,132
Other                                                                     10,593
                                                                    ------------
 Total Expenses                                                          814,585
 Expense Reimbursement                                                  (122,773)
 Expense Offset                                                          (10,679)
                                                                    ------------
 Net Expenses                                                            681,133
                                                                    ------------
Net Investment Income                                                  3,792,962
                                                                    ------------
--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                                831,585
Net change in unrealized appreciation
 (depreciation)                                                          425,550
                                                                    ------------
Net Realized and Unrealized Gain
 on Investments                                                        1,257,135
                                                                    ------------
Net Increase in Net Assets from Operations                          $  5,050,097
                                                                    ============

See Notes to Financial Statements.

                       Sentinel Government Securities Fund

Statement of Changes on Net Assets


                                                    Year Ended      Year Ended
                                                     11/30/02        11/30/01
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                             $  3,792,962    $  3,830,648
Net realized gain on sales of investments              831,585       3,625,758
Net change in unrealized
 appreciation (depreciation)                           425,550      (1,141,814)
                                                 -------------    ------------
Net increase in net assets from operations           5,050,097       6,314,592
                                                 -------------    ------------
------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                          (4,015,282)     (3,830,627)
From net realized gain on investments                        -               -
                                                 -------------    ------------
Total distributions to shareholders                 (4,015,282)     (3,830,627)
                                                 -------------    ------------
------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   68,326,021      30,397,627
Net asset value of shares in reinvestment
 of dividends and distributions                      3,186,834       2,990,854
                                                 -------------    ------------
                                                    71,512,855      33,388,481
Less: Payments for shares reacquired               (38,472,125)    (23,477,291)
                                                 -------------    ------------
Increase in net assets from
 capital stock transactions                         33,040,730       9,911,190
                                                 -------------    ------------
Total Increase in Net Assets for period             34,075,545      12,395,155
Net Assets: Beginning of period                     73,045,684      60,650,529
                                                 -------------    ------------
Net Assets: End of period                        $ 107,121,229    $ 73,045,684
                                                 =============    ============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period          $       5,040    $     (9,054)
                                                 =============    ============

See Notes to Financial Statements.

                       Sentinel Government Securities Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                       Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                      11/30/02(A)   11/30/01(A)   11/30/00(A)     11/30/99      11/30/98
------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                $     10.19   $     9.81    $     9.56    $    10.46    $    10.09
                                                      -----------   ----------    ----------    ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                        0.51         0.57          0.64          0.64          0.61
Net realized and unrealized gain (loss) on
 investments                                                 0.15         0.38          0.25         (0.90)         0.37
                                                      -----------   ----------    ----------    ----------    ----------
Total from investment operations                             0.66         0.95          0.89         (0.26)         0.98
                                                      -----------   ----------    ----------    ----------    ----------

Less Distributions
Dividends from net investment income                         0.51         0.57          0.64          0.64          0.61
Distributions from realized gains on investments                -            -             -             -             -
                                                      -----------   ----------    ----------    ----------    ----------
Total Distributions                                          0.51         0.57          0.64          0.64          0.61
                                                      -----------   ----------    ----------    ----------    ----------
Net asset value at end of period                      $     10.34   $    10.19    $     9.81    $    9.56     $    10.46
                                                      ===========   ==========    ==========    ==========    ==========
Total Return (%)*                                            6.70         9.96          9.72         (2.49)        10.02

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              0.86         0.85          0.87          0.84          0.91
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                      1.01         1.00          1.03          0.98          0.99
Ratio of net investment income to average
 net assets (%)                                              4.72         5.68          6.72          6.46          6.02
Ratio of net investment income to average net assets
 before voluntary expense reimbursements (%)**               4.56         5.53          6.56          6.34          5.94
Portfolio turnover rate (%)                                   452          379           232           330           355
Net assets at end of period (000 omitted)             $   107,121   $   73,046    $   60,651    $   65,136    $   76,498

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

      Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S.
         government bonds with average lives at the time of purchase of three years or less.

                     Sentinel Short Maturity Government Fund

As of November 30, 2002, the Fund's exposure to the MBS sector stands at 100% of assets, providing a substantially higher yield than short U.S. Treasury securities and money market instruments.

For the fiscal year ended November 30, 2002, the Sentinel Short Maturity Government Fund produced a total return of 5.68%. This compared very favorably to an average return of 4.26% as reported by Lipper Analytical Services Inc. for its universe of Short U.S. Government Funds. The Lehman 1-3 year Government Index returned 5.06% for the same period.

     The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and a long-term government bond fund. At least 80% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/depreciation of short-term securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly and positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in relative performance should short-term interest rates decline sharply.

     The Federal Reserve continued to lower short-term interest rates over the 12-month period, cutting twice for a total of 75 basis points, and reducing the Federal Funds rate to 1.25%, a 40-year low. The 2-year U.S. Treasury Note traded in a 3.75% to 1.65% range, closing at 2.06% on November 30, 2002, down 78 basis points from a year earlier.

     As of November 30, 2002, the Fund's exposure to the MBS sector stands at 100% of assets, providing a substantially higher yield than short U.S. Treasury securities and money market instruments. The Fund carefully selects the type of MBS product in which it invests, helping to insulate it from higher rates of MBS prepayments and limiting its extension risk, should interest rise sharply in the future. The Fund's exposure to the MBS sector was the sole contributor to its strong relative performance.

     As always, we look forward to helping you achieve your investment goals and thank you for your support.

/s/ David M. Brownlee
David M. Brownlee, CFA

Sentinel Short Maturity Government Fund Performance
Class A Shares, March 27, 1995 inception through November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel Short Maturity
Government Fund       $15,753

Lipper Short
U.S. Government
Debt Fund Avg.        $15,226

Lehman 1-3 Yr.
Government
Bond Index+           $16,324

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Performance will vary with market conditions so that a gain or loss may be incurred. Past performance is not predictive of future results.

+An unmanaged index of bonds reflecting average prices in the bond market.

-------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

              w/sales          w/o sales
Period        charge++         charge
1  Year        4.60%            5.68%
-------------------------------------------
3  Years       6.34%            6.70%
-------------------------------------------
5  Years       5.75%            5.97%
-------------------------------------------
Since
Inception*     6.09%            6.23%
-------------------------------------------

++Sales charge applicable to year of initial  investment.

*3/27/95

                     Sentinel Short Maturity Government Fund

Investment in Securities
at November 30, 2002

                                              Principal Amount      Value
                                                 (M=$1,000)        (Note 1)
----------------------------------------------------------------------------
U.S. Government
 Agency Obligations 101.6%
Federal Farm Credit Bank 1.6%
Agency Discount Note:
 1.22%, 12/02/02                                   4,000M        $ 3,999,864
                                                                 -----------
Federal Home Loan
 Mortgage Corporation 33.7%
Collateralized Mortgage Obligations:
 FHLMC T-2A 7%, '21                                  101M            104,259
                                                                 -----------
Mortgage-Backed Securities:
7-Year Balloon:
 '7%, 03                                              91M             92,011
                                                                 -----------
10- Year:
 6.5%, '04                                            84M             87,034
 6%, '09                                           5,130M          5,383,641
 6.5%, '11                                         1,742M          1,837,366
 6%, '12                                           3,992M          4,174,670
 6%, '12                                           2,307M          2,412,900
                                                                 -----------
                                                                  13,895,611
                                                                 -----------

15-Year:
 9.5%, '03                                             1M                933
 9.5%, '04                                            28M             29,969
 8.5%, '05                                            20M             20,652
 9%, '05                                              18M             18,979
 9.5%, '05                                            25M             26,622
 10%, '05                                              9M              9,741
 9%, '06                                              72M             77,237
 8.5%, '07                                             8M              9,117
 9%, '07                                             240M            250,919
 9%, '07                                              56M             59,395
 6%, '08                                             284M            299,035
 6%, '08                                             107M            112,327
 6.5%, '08                                           154M            163,600
 7%, '08                                             928M            987,543
 7%, '08                                             747M            793,536
 8%, '08                                              24M             25,709
 5.5%, '09                                           129M            132,536
 6%, '09                                           1,028M          1,080,377
 6.5%, '09                                           185M            196,198
 7.5%, '09                                            30M             31,573
 7%, '10                                             770M            818,790
 6%, '11                                             709M            743,480
 6%, '11                                             223M            234,010
 6%, '11                                             251M            264,137
 7%, '11                                             208M            221,550
 7%, '11                                              57M             61,380
 7.5%, '11                                           850M            904,343
 8%, '11                                             271M            289,015
 8%, '11                                             340M            363,174
 5.5%, '12                                         2,323M          2,408,702
 6%, '12                                           1,479M          1,547,259
 6%, '12                                           2,402M          2,511,859
 6%, '12                                           6,249M          6,544,397
 6%, '12                                             851M            892,898
 6.5%, '12                                         1,900M          2,001,281
 6.5%, '12                                         3,472M          3,655,388
 6.5%, '12                                         1,068M          1,127,873
 7%, '12                                           2,243M          2,381,657
 7%, '12                                           3,502M          3,722,386
 5.5%, '13                                         1,545M          1,599,788
 6%, '13                                           6,456M          6,742,628
 6.5%, '13                                         1,616M          1,700,460
 6.5%, '13                                         2,814M          2,969,952
 5.5%, '14                                         3,457M          3,592,977
 6%, '14                                           3,348M          3,497,392
 6%, '14                                           1,518M          1,592,694
 6%, '14                                             564M            591,036
 6.5%, '14                                           554M            583,862
 7%, '14                                           3,496M          3,713,198
 7%, '15                                           2,229M          2,367,134
 8%, '15                                             310M            330,453
                                                                 -----------
                                                                  64,301,151
                                                                 -----------

20-Year:
 6.5%, '13                                         1,962M          2,059,491
 7%, '16                                             806M            853,515
 7.5%, '19                                         1,067M          1,136,443
                                                                 -----------
                                                                   4,049,449
                                                                 -----------

30-Year:
 8.5%, '03                                            22M             22,699
 7%, '06                                              32M             33,581
 7.25%, '06                                        1,499M          1,542,590
 7.75%, '06                                            8M              8,872
 6.5%, '07                                            19M             19,560
 7%, '07                                              18M             18,838
 8%, '07                                             222M            236,188
 8.25%, '07                                          122M            129,654
 7.5%, '08                                           227M            239,756
 7.5%, '08                                            79M             81,888
 7.75%, '08                                           40M             41,972
 8%, '08                                             230M            241,571
 8.75%, '08                                           82M             89,894
 9.25%, '08                                           68M             74,155
 7.5%, '09                                           157M            166,691
 7.75%, '09                                           90M             95,356
 8%, '09                                              39M             42,572
 8%, '09                                              50M             53,974
 8.25%, '09                                          162M            172,774
 8.5%, '09                                           285M            304,541
 10.25%, '09                                           6M              6,766
 7.75%, '16                                          140M            147,112
 7.75%, '17                                          117M            127,448
 8%, '17                                             222M            240,823
 8%, '17                                             223M            238,786
 8%, '23                                             153M            165,469
                                                                 -----------
                                                                   4,543,530
                                                                 -----------

Total Federal Home
 Loan Mortgage Corporation                                        86,986,011
                                                                 -----------
Federal National Mortgage Association 60.7%
Mortgage-Backed Securities:
7-Year Balloon:
 5.5%, '04                                           188M            190,442
 7%, '04                                              71M             72,208
                                                                 -----------
                                                                     262,650
                                                                 -----------

10-Year:
 7%, '07                                             152M            161,420
 6%, '08                                             975M          1,024,818
 6.5%, '08                                         1,446M          1,531,436
 5.5%, '09                                         2,556M          2,661,522
 5.5%, '09                                         1,405M          1,463,043
 6%, '09                                             671M            707,604
 6%, '09                                           1,165M          1,227,698
 6.5%, '09                                         1,548M          1,640,712
 7%, '09                                             708M            753,974
 7%, '09                                             328M            349,519
 8%, '09                                           2,120M          2,277,014
 6.5%, '10                                           558M            591,350
 7%, '10                                             991M          1,055,770
 7.5%, '10                                           199M            210,373
 5.5%, '11                                         1,609M          1,676,507
 5.5%, '11                                         1,122M          1,169,332
 6%, '11                                           1,247M          1,311,478
 6%, '11                                           2,023M          2,127,245
 6%, '11                                             702M            738,225
 6%, '11                                             687M            721,778
 6%, '11                                           3,211M          3,376,493
 6%, '11                                             133M            140,125
 6.5%, '11                                         1,149M          1,215,409
 6.5%, '11                                         1,198M          1,266,762
 6.5%, '11                                         1,117M          1,181,350
 6.5%, '11                                         1,918M          2,028,359
 6.5%, '11                                         1,900M          2,012,350
 5.5%, '12                                         3,964M          4,125,179
 5.5%, '12                                         3,728M          3,879,457
 6%, '12                                           2,343M          2,459,991
 6%, '12                                           7,450M          7,821,008
 6%, '12                                           2,702M          2,836,348
 6%, '12                                           1,612M          1,692,652
 6.5%, '12                                         6,145M          6,487,572
 6.5%, '12                                         1,902M          2,008,171
                                                                 -----------
                                                                  65,932,044
                                                                 -----------

15-Year:
 9.5%, '03                                             2M              2,120
 6%, '04                                              27M             27,251
 6.5%, '08                                           758M            803,037
 7%, '08                                             589M            627,465
 6%, '09                                           3,053M          3,209,240
 6%, '09                                           2,167M          2,276,149
 6%, '09                                             827M            868,491
 6.5%, '09                                         1,373M          1,454,250
 6.5%, '09                                           615M            650,612
 6.5%, '09                                           198M            210,177
 6.5%, '09                                           167M            177,407
 6.5%, '09                                         1,943M          2,058,034
 7%, '09                                             343M            365,216
 7.25%, '09                                          267M            282,027
 6.5%, '10                                           441M            466,691
 7%, '10                                             761M            808,954
 7%, '10                                             436M            463,760
 7%, '10                                             214M            227,826
 7%, '10                                             224M            237,878
 7%, '10                                             176M            187,947
 7%, '10                                             140M            148,751
 7%, '10                                             668M            711,805
 7%, '10                                             155M            164,909
 9%, '10                                             113M            120,114
 6%, '11                                             729M            764,492
 6%, '11                                           1,218M          1,276,560
 6%, '11                                           2,725M          2,860,028
 6.5%, '11                                         1,559M          1,645,405
 6.5%, '11                                           578M            610,124
 6.5%, '11                                           339M            358,365
 7%, '11                                             348M            370,526
 7%, '11                                             321M            341,526
 7%, '12                                             406M            430,802
 8.5%, '12                                           173M            188,036
 5.5%, 13                                          2,175M          2,251,836
 6%, '13                                           6,281M          6,563,657
 6%, '13                                           4,857M          5,075,493
 6%, '13                                           4,522M          4,725,921
 6%, '13                                           2,404M          2,515,063
 6.5%, '13                                         1,582M          1,651,867

                                              See Notes to Financial Statements.

                     Sentinel Short Maturity Government Fund
at November 30, 2002

                                             Principal Amount           Value
                                               (M=$1,000)             (Note 1)
--------------------------------------------------------------------------------
 7%, '13                                          1,087M           $  1,153,691
 5.5%, '14                                        7,000M              7,236,250
 5.5%, '14                                          962M                998,372
 5.5%, '14                                        3,139M              3,252,934
 5.5%, '14                                          528M                547,093
 6%, '14                                          5,000M              5,218,750
 6%, '14                                          6,093M              6,358,102
 6%, '14                                            511M                533,516
 6.5%, '14                                          743M                786,087
 6.5%, '15                                        2,364M              2,488,319
 8.5%, '15                                          220M                241,172
 6%, '16                                          2,117M              2,215,346
 9%, '16                                            283M                311,011
                                                                   ------------
                                                                     79,520,455
                                                                   ------------
20-Year:
 7%, '14                                          2,276M              2,413,036
 7%, '14                                          2,319M              2,458,147
10.5%, '18                                          233M                271,450
                                                                   ------------
                                                                      5,142,633
                                                                   ------------
30-Year:
 6.5%, '03                                           334                    336
 7%, '03                                              2M                  2,502
 8%, '04                                              1M                  1,607
 9%, '04                                              6M                  5,978
 7%, '05                                             14M                 14,315
 8%, '05                                             72M                 72,565
 9%, '05                                            117M                121,554
 7.75%, '06                                          88M                 92,564
 8%, '06                                            107M                112,083
 8%, '06                                             10M                 10,289
 7.5%, '07                                           86M                 90,972
 7.5%, '07                                           317                    319
 7.5%, '07                                          214M                224,526
 7.75%, '08                                          71M                 76,425
 8%, '08                                             63M                 65,286
 8%, '08                                            125M                134,004
 8%, '08                                            165M                176,331
 8.5%, '08                                           74M                 80,127
 8.25%, '09                                         157M                167,717
 8.75%, '09                                          36M                 38,754
 9%, '09                                             88M                 95,979
 8.5%, '11                                          286M                306,792
 8.5%, '11                                           49M                 52,172
 9.5%, '11                                          297M                330,548
 7%, '12                                            550M                571,620
 8%, '12                                            342M                365,661
 8.75%, '13                                          25M                 27,858
 7.5%, '14                                          171M                178,280
 10.5%, '16                                         239M                272,833
 8.25%, '17                                         140M                152,198
 7%, '19                                             76M                 79,738
 7%, '21                                            926M                975,797
 7.45%, '22                                         287M                306,946
 7.45%, '22                                         355M                379,293
 8.25%, '22                                          41M                 44,394
                                                                   ------------
                                                                      5,628,363
                                                                   ------------
Total Federal National
 Mortgage Association                                               156,486,145
                                                                   ------------
Government National
 Mortgage Association 5.6%
Mortgage-Backed Securities:
15-Year:
 9.5%, '04                                           255                    259
 9.75%, '04                                         117M                123,662
 9.75%, '05                                         185M                198,293
 9%, '06                                             24M                 24,077
 7%, '07                                            148M                159,089
 7%, '07                                            134M                144,205
 9%, '07                                              3M                  3,127
 6.5%, '08                                          690M                734,282
 6.5%, '08                                          105M                112,563
 6.5%, '08                                          279M                296,959
 6.5%, '08                                          236M                251,532
 7%, '08                                            186M                199,437
 7%, '08                                             85M                 92,150
 7%, '08                                             75M                 80,635
 7.5%, '08                                           76M                 82,092
 8%, '08                                             99M                107,186
 6%, '09                                            171M                181,358
 6%, '09                                            212M                224,376
 6%, '09                                            248M                262,481
 6%, '09                                            208M                220,530
 6%, '09                                            235M                248,616
 6%, '09                                            261M                276,865
 6%, '09                                            251M                265,395
 6%, '09                                            164M                174,281
 6%, '09                                            243M                258,002
 6%, '09                                            301M                319,450
 6%, '09                                            255M                270,292
 6%, '09                                          1,914M              2,025,322
 6%, '09                                            284M                301,159
 6.5%, '09                                          844M                896,737
 6.5%, '09                                          284M                302,619
 7%, '09                                            506M                543,202
 6%, '11                                            180M                190,440
 9%, '11                                             36M                 40,124
 7.5%, '12                                          100M                107,692
 6.5%, '13                                        2,186M              2,314,342
 6.5%, '13                                           95M                100,538
 6.5%, '13                                        1,333M              1,408,866
 7%, '13                                            109M                114,937
 7.5%, '13                                          122M                132,279
 6%, '16                                            423M                443,496
                                                                   ------------
                                                                     14,232,947
                                                                   ------------
20-Year:
 9.25%, '07                                           8M                  9,153
 9.75%, '10                                          32M                 36,040
                                                                   ------------
                                                                         45,193
                                                                   ------------
30-Year:
 6.5%, '03                                           10M                 10,670
 8%, '03                                             25M                 26,188
 8%, '04                                              3M                  3,925
 8%, '07                                            151M                162,005
 7.75%, '05                                          42M                 44,293
 9%, '09                                             31M                 33,688
 10%, '09                                             7M                  7,989
 10%, '16                                             2M                  2,688
                                                                   ------------
                                                                        291,446
                                                                   ------------
Total Government National Mortgage
 Association                                                         14,569,586
                                                                   ------------
Total U.S. Government Agency Obligations
 (Cost $258,594,548)                                                262,041,606
                                                                   ------------
Corporate Short-Term Notes 4.2%
ABN North America
 1.26%, 12/17/02                                  3,200M              3,198,208
Wells Fargo & Company
 1.26%, 12/17/02                                  7,500M              7,495,800
                                                                   ------------
Total Corporate Short-Term Notes
 (Cost $10,694,008)                                                  10,694,008
                                                                   ------------
Total Investments
 (Cost $269,288,556)*                                               272,735,614
Excess of Liabilities Over Other
 Assets (5.8%)                                                      (15,045,762)
                                                                   ------------
Net Assets                                                         $257,689,852
                                                                   ============

* Cost for federal income tax purposes is substantially similar. At November 30, 2002 unrealized appreciation for federal income tax purposes aggregated $3,447,058 of which $3,507,096 related to appreciated securities and $60,038 related to depreciated securities.

   The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.

                                              See Notes to Financial Statements.


Statement of Assets and Liabilities
at November 30, 2002

--------------------------------------------------------------------------------

Assets
Investments at value (Cost $ 269,288,556)      $ 272,735,614
Cash and cash equivalents                                 82
Receivable for securities sold                        95,703
Receivable for fund shares sold                    2,556,375
Receivable for interest                            1,269,080
Receivable from fund administrator                    53,487
                                               -------------
Total Assets                                     276,710,341
                                               -------------

--------------------------------------------------------------------------------
Liabilities
Payable to Custodian Bank -- Line of Credit          484,900
Payable for securities purchased                  17,596,850
Payable for fund shares repurchased                  725,454
Accrued expenses                                      22,831
Management fee payable                               103,265
Distribution fee payable                              67,702
Fund service fee payable                              19,487
                                               -------------
Total Liabilities                                 19,020,489
                                               -------------
Net Assets Applicable to Outstanding Shares    $ 257,689,852
                                               =============
Net Asset Value and Offering Price Per Share
$257,689,852 / 26,351,030 shares outstanding   $        9.78
Sales Charge -- 1.00% of Offering Price                 0.10
Maximum Offering Price Per Share               $        9.88
                                               =============

--------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                     $     263,510
Paid-in capital                                  257,866,835
Accumulated undistributed net investment
  income                                              50,914
Accumulated undistributed net realized loss
  on investments                                  (3,938,465)
Unrealized appreciation of investments             3,447,058
                                               -------------
Net Assets                                     $ 257,689,852
                                               =============

Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                       $   7,146,426
                                               -------------
Expenses:
Management advisory fee                              808,319
Transfer agent fees                                  155,150
Custodian fees                                        22,254
Distribution expense                                 547,271
Accounting services                                   55,000
Auditing fees                                         15,500
Legal fees                                            10,500
Reports and notices to shareholders                   10,300
Registration and filing fees                          29,210
Directors' fees and expenses                          19,510
Other                                                 29,058
                                               -------------
  Total Expenses                                   1,702,072
  Expense Reimbursement                             (493,889)
  Expense Offset                                     (17,254)
                                               -------------
  Net Expenses                                     1,190,929
                                               -------------
Net Investment Income                              5,955,497
                                               -------------

--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments            213,080
Net change in unrealized appreciation              2,302,565
                                               -------------
Net Realized and Unrealized Gain on Investments    2,515,645
                                               -------------
Net Increase in Net Assets from Operations     $   8,471,142
                                               =============





See Notes to Financial Statements.

Statement of Changes on Net Assets


                                                     Year Ended       Year Ended
                                                       11/30/02         11/30/01
--------------------------------------------------------------------------------
Increase in Net Assets from Operations

Net investment income                            $   5,955,497     $  3,622,424
Net realized gain on sales of investments              213,080          143,376
Net change in unrealized appreciation                2,302,565          584,210
                                                 -------------     ------------
Net increase in net assets from operations           8,471,142        4,350,010
                                                 -------------     ------------

-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                          (7,492,581)      (3,596,269)
From realized gain on sale of investments                    -                -
                                                 -------------     ------------
Total distributions to shareholders                 (7,492,581)      (3,596,269)
                                                 -------------     ------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                  249,455,934       74,111,903
Net asset value of shares in reinvestment
  of dividends and distributions                     6,555,083        3,149,027
                                                 -------------     ------------
                                                   256,011,017       77,260,930
Less: Payments for shares reacquired               (91,709,418)     (37,921,629)
                                                 -------------     ------------
Increase in net assets from capital
  stock transactions                               164,301,599       39,339,301
                                                 -------------     ------------
Total Increase in Net Assets for period            165,280,160       40,093,042
Net Assets: Beginning of period                     92,409,692       52,316,650
                                                 -------------     ------------
Net Assets: End of period                          257,689,852     $ 92,409,692
                                                 =============     ============
Undistributed Net Investment Income
  at End of Period                               $      50,914     $      2,099
                                                 =============     ============


See Notes to Financial Statements.

                    Sentinel Short Maturity Government Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                     Year Ended    YearEnded    Year Ended   Year Ended   Year Ended
                                                     11/30/02(A)   11/30/01(A)  11/30/00(A)   11/30/99     11/30/98
--------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                $   9.71      $  9.56      $  9.58      $  9.88      $  9.82
                                                      --------      -------      -------      -------      -------
Income from Investment Operations
Net investment income                                     0.47         0.57         0.64         0.60         0.57
Net realized and unrealized gain (loss) on
 investments                                              0.07         0.15        (0.02)       (0.30)        0.06
                                                      --------      -------      -------      -------      -------
Total from investment operations                          0.54         0.72         0.62         0.30         0.63
                                                      --------      -------      -------      -------      -------
Less Distributions
Dividends from net investment income                      0.47         0.57         0.64         0.60         0.57
Distributions from realized gains on investments             -            -            -            -            -
                                                      --------      -------      -------      -------      -------
Total Distributions                                       0.47         0.57         0.64         0.60         0.57
                                                      --------      -------      -------      -------      -------
Net asset value at end of period                      $   9.78      $  9.71      $  9.56      $  9.58      $  9.88
                                                      ========      =======      =======      =======      =======
Total Return (%)*                                         5.68         7.74         6.70         3.15         6.61
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)           0.77         0.77         0.77         0.76         0.82
Ratio of expenses to average net assets before
 voluntary expense reimbursements (%)**                   1.09         1.15         1.18         1.11         1.12
Ratio of net investment income to average
 net assets (%)                                           3.81         5.90         6.71         6.28         6.04
Ratio of net investment income to average net
 assets  before voluntary expense
 reimbursements (%)**                                     3.49         5.52         6.30         5.94         5.76
Portfolio turnover rate (%)                                 74          141           88          203          229
Net assets at end of period (000 omitted)             $257,690      $92,410      $52,317      $67,647      $68,346

(A) Per share data calculated utilizing average daily shares outstanding.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

     Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.

                    Sentinel U.S. Treasury Money Market Fund

For the 12-month period ended November 30, 2002, short-term interest rates decreased considerably on two rate cuts administered by the Federal Reserve. By the end of the fiscal year, the Federal Funds rate dropped 88 basis points to 1.25%. During the Federal Reserve's intervention, the Prime and Discount rates declined by 75 basis points, bringing them to 4.25% and 0.75%, respectively. On average, 90-day certificates of deposit and commercial paper yields dropped 59 basis points to 1.35%. The 90-day Treasury bill slid 51 basis points to yield 1.22%.

Short-term interest rates decreased considerably on two rate cuts administered by the Federal Reserve. By the end of the fiscal year, the Federal Funds rate dropped 88 basis points to 1.25%.

     Throughout 2002, U. S. economic growth was modest at best, as the nation tried to recover from a recession that started early in 2001. Inflation was dormant. Evidence of economic weakness mounted as seen in declining stock market and consumer confidence, faltering industrial production and stagnant retail sales. Adding to this weakness was a growing unemployment rate which shot up to 6%, its highest level since August, 1994. In an effort to stimulate the sluggish economy, the Federal Reserve stepped in on December 11, 2001, with a 25 basis point rate cut, and then again on November 6, 2002, with a more aggressive cut of 50 basis points, bringing interest rates to their lowest levels in over 40 years.

     The Sentinel U. S. Treasury Money Market Fund ended the fiscal year with net assets of $107.1 million, a 14.5% decrease from the previous fiscal year. The Fund's maturity shortened to 47 days from 59 days. Its 7-day yield decreased 74 basis points to 0.78%.

/s/ Darlene A. Coppola

Darlene A. Coppola

An investment in Sentinel U.S. Treasury Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                    Sentinel U.S. Treasury Money Market Fund

Investment in Securities
at November 30, 2002

                                                Principal Amount       Value
                                                    (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 91.5%
U.S. Treasury Bill
 1.6%, 12/05/02                                       8,000M       $  7,998,578
U.S. Treasury Bill
 1.625%, 12/05/02                                     1,200M          1,199,783
U.S. Treasury Bill
 1.65%, 12/12/02                                      9,000M          8,995,463
U.S. Treasury Bill
 1.66%, 12/12/02                                      1,500M          1,499,239
U.S. Treasury Bill
 1.645%, 12/19/02                                     5,200M          5,195,723
U.S. Treasury Bill
 1.59%, 12/26/02                                      1,250M          1,248,620
U.S. Treasury Bill
 1.625%, 12/26/02                                     7,500M          7,491,536
U.S. Treasury Bill
 1.545%, 01/02/03                                     5,000M          4,993,133
U.S. Treasury Bill
 1.55%, 01/02/03                                      2,750M          2,746,211
U.S. Treasury Bill
 1.52%, 01/09/03                                      5,000M          4,991,767
U.S. Treasury Bill
 1.62%, 01/16/03                                      5,000M          4,989,650
U.S. Treasury Bill
 1.18%, 01/23/03                                      5,000M          4,991,314
U.S. Treasury Bill
 1.545%, 01/23/03                                     1,560M          1,556,452
U.S. Treasury Bill
 1.64%, 01/23/03                                      1,400M          1,396,620
U.S. Treasury Bill
 1.635%, 01/30/03                                     4,200M          4,188,555
U.S. Treasury Bill
 1.19%, 02/06/03                                      5,700M          5,687,376
U.S. Treasury Bill
 1.455%, 02/13/03                                     6,250M          6,231,307
U.S. Treasury Bill
 1.205%, 02/27/03                                     5,000M          4,985,272
U.S. Treasury Bill
 1.37%, 03/06/03                                      7,000M          6,974,693
U.S. Treasury Bill
 1.2%, 03/13/03                                      10,650M         10,613,790
                                                                   ------------
Total U.S. Treasury Obligations
 (Amortized Cost $97,975,082)                                        97,975,082
                                                                   ------------

                                                    Shares             Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Institutional Funds 8.1%
BlackRock Provident
 Institutional Funds Treasury Fund #60             3,955,000       $  3,955,000
Dreyfus Institutional
 Funds Treasury Cash Management #521                 670,000            670,000
Federated Investors, Inc.
 Treasury Obligations Fund #68                     4,055,000          4,055,000
                                                                   ------------
Total U.S. Treasury Institutional Funds
 (Amortized Cost $ 8,680,000)                                         8,680,000
                                                                   ------------
Total Investments
 (Amortized Cost $106,655,082)*                                     106,655,082
Excess of Other Assets Over Liabilities 0.4%                            428,580
                                                                   ------------
Net Assets                                                         $107,083,662
                                                                   ============

*  Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

                    Sentinel U.S. Treasury Money Market Fund

Statement of Assets and Liabilities
at November 30, 2002

------------------------------------------------------------------
Assets
Investments at value (Cost $106,655,082)            $106,655,082
Cash and cash equivalents                                245,867
Receivable for fund shares sold                          601,309
Interest receivable                                        7,696
                                                    ------------
  Total Assets                                       107,509,954
                                                    ------------

------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                      209,014
Income dividends payable                                 137,888
Accrued expenses                                          30,454
Management fee payable                                    34,849
Fund service fee payable                                  14,087
                                                    ------------
  Total Liabilities                                      426,292
                                                    ------------
Net Assets Applicable to Outstanding Shares         $107,083,662
                                                    ============
Net Asset Value
  Class A Shares
$97,135,817/97,135,817 shares outstanding           $       1.00
                                                    ============
  Class B Shares
$9,947,845/9,947,845 shares outstanding             $       1.00
                                                    ============

------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                          $  1,070,837
Paid-in capital                                      106,012,825
                                                    ------------
Net Assets                                          $107,083,662
                                                    ============


Statement of Operations
at November 30, 2002

Investment Income
Income:
Interest                                            $  1,982,367
                                                    ------------
Expenses
Management advisory fee                                  422,624
Transfer agent fees                                      223,550
Custodian fees                                            18,597
Accounting services                                       36,465
Auditing fees                                             10,300
Legal fees                                                 6,750
Reports and notices to shareholders                       12,400
Registration and filing fees                              31,906
Directors' fees and expenses                              13,725
Other                                                      4,920
                                                    ------------
  Total Expenses                                         781,237
  Expense Offset                                          (3,097)
                                                    ------------
  Net Expenses                                           778,140
                                                    ------------
Net Investment Income and Net Increase in
  Net Assets from Operations                        $  1,204,227
                                                    ============



Statement of Changes on Net Assets

                                                      Year Ended      Year Ended
                                                       11/30/02        11/30/01
-----------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                               $   1,204,227   $   4,365,669
                                                    -------------   -------------

-----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
  Class A Shares                                       (1,135,231)     (4,198,595)
  Class B Shares                                          (68,996)       (167,074)
                                                    -------------   -------------
Total Distributions to Shareholders                    (1,204,227)     (4,365,669)
                                                    -------------   -------------

-----------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                      394,281,662     729,991,934
  Class B Shares                                       11,693,723      10,381,963
Net asset value of shares in reinvestment
  of dividends and distributions
  Class A Shares                                        1,002,303       2,837,539
  Class B Shares                                           65,846         155,855
                                                    -------------   -------------
                                                      407,043,534     743,367,291
Less: Payments for shares reacquired
  Class A Shares                                     (417,042,181)   (740,991,043)
  Class B Shares                                       (8,122,476)     (8,295,510)
                                                    -------------   -------------
Decrease in net assets from
  capital share transactions                          (18,121,123)     (5,919,262)
                                                    -------------   -------------
Total Decrease in Net Assets for period               (18,121,123)     (5,919,262)
Net Assets: Beginning of period                       125,204,785     131,124,047
                                                    -------------   -------------
Net Assets: End of period                           $ 107,083,662     125,204,785
                                                    =============   =============

See Notes to Financial Statements.

                    Sentinel U.S. Treasury Money Market Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                11/30/02(A)   11/30/01(A)   11/30/00(A)     11/30/99      11/30/98
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period          $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                 0.01          0.04          0.05          0.04          0.04
Net realized and unrealized gain on
 investments                                             -             -             -             -             -
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      0.01          0.04          0.05          0.04          0.04
                                                ----------    ----------    ----------    ----------    ----------
Less Distributions
Dividends from net investment income                  0.01          0.04          0.05          0.04          0.04
Distributions from realized gains on
 investments                                             -             -             -             -             -
                                                ----------    ----------    ----------    ----------    ----------
Total Distributions                                   0.01          0.04          0.05          0.04          0.04
                                                ----------    ----------    ----------    ----------    ----------
Net asset value at end of period                $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ==========    ==========    ==========    ==========    ==========
Total Return (%) *                                    1.15          3.64          5.18          4.09          4.55

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                            0.73          0.69          0.73          0.70          0.73
Ratio of net investment income to average
 net assets (%)                                       1.16          3.56          5.05          4.01          4.47
Net assets at end of period (000 omitted)       $   97,136    $  118,894    $  127,056    $  121,884    $   98,115

                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                11/30/02(A)   11/30/01(A)   11/30/00(A)   11/30/99(A)   11/30/98(A)
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period          $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ----------    ----------    ----------    ----------    ----------
Income from Investment Operations
Net investment income                                 0.01          0.03          0.05          0.04          0.04
Net realized and unrealized gain on
 investments                                             -             -             -             -             -
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      0.01          0.03          0.05          0.04          0.04
                                                ----------    ----------    ----------    ----------    ----------
Less Distributions
Dividends from net investment income                  0.01          0.03          0.05          0.04          0.04
Distributions from realized gains on
 investments                                             -             -             -             -             -
                                                ----------    ----------    ----------    ----------    ----------
Total Distributions                                   0.01          0.03          0.05          0.04          0.04
                                                ----------    ----------    ----------    ----------    ----------
Net asset value at end of period                $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                ==========    ==========    ==========    ==========    ==========
Total Return (%) *                                    0.89          3.43          4.85          3.84          4.49

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                           0.88          0.89          1.03          0.93          0.78
Ratio of net investment income to average
 net assets (%)                                       0.86          3.21          4.72          3.79          4.42
Net assets at end of period (000 omitted)       $    9,948    $    6,311    $    4,068    $    5,378    $    4,422


 (A) Per share data calculated utilizing average daily shares outstanding.

  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

     Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade
                    municipal bonds of Pennsylvania issuers.

                      Sentinel Pennsylvania Tax-Free Trust

The Sentinel Pennsylvania Tax-Free Trust produced a total return of 5.49% outperforming the 5.0% average return for the Lipper Analytical Services Inc. universe of Pennsylvania Municipal Debt funds.

For the fiscal year ended November 30, 2002, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 5.49% outperforming the 5.0% average return for the Lipper Analytical Services Inc. universe of Pennsylvania Municipal Debt funds. The Lehman Municipal Bond Index returned 6.32% during the same period.

    Falling equity values, sluggish economic growth and concerns over military action against Iraq during the year drove interest rates down to levels not seen in over 40 years. Investors seeking safety of principal and the advantage of tax-exemption were rewarded by investing in municipal bonds due to their high quality and competitive total returns. The low historical default rate and high penetration of municipal bond insurance gave investors the confidence that the tax-free market should be immune from the crisis in confidence currently engulfing corporate America. However, a continuation of slow economic growth put pressure on the fiscal condition of municipal entities. Industry observers expect many states and localities to cut spending and raise taxes in the coming fiscal year in order to balance budgets, as required by law.

    During the fiscal year, our portfolio strategy focused on maintaining broad sector diversification with an emphasis on high-quality bonds. Credit quality remained strong as the Fund had an average credit quality rating of AA. Currently, the taxable equivalent yield of a 10-year maturity municipal bond rated AA exempt from Pennsylvania taxation is 6.4%. This compares favorably to corporate, government and mortgage-backed securities for investors who are looking to maximize risk-adjusted, after-tax cash flows.

    Looking forward, demand for tax-exempt bonds should remain strong as long as equity volatility continues at current levels. The environment for fixed-income securities could become less friendly if the economy shows signs of growth and investor confidence in the stock market returns. We intend to maintain the high-quality bias of the Fund with an eye toward reducing interest rate sensitivity should rates begin to rise.

/s/ Kenneth J. Hart
Kenneth J. Hart

Sentinel Pennsylvania Tax-Free Trust Performance
Class A Shares, Ten Years Ended November 30, 2002

[GRAPHIC]

Ending Values
& Legend*

Sentinel PA Tax-Free
Trust                  $16,105

Lipper PA Municipal
Debt Fund Avg.         $17,593

Lehman Municipal
Bond Index+            $18,935

*Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax (AMT). Performance will vary with market conditions so that a gain or loss may be incurred. Past performance is not predictive of future results.

+An unmanaged index of bonds reflecting average prices in the bond market.

-----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/02

                w/sales   w/o sales
Period          charge++   charge
1 Year           1.24%     5.49%
-----------------------------------
5 Years          3.96%     4.82%
-----------------------------------
10 Years         4.88%     5.31%
-----------------------------------

++Sales charge applicable to year of initial investment.

                      Sentinel Pennsylvania Tax-Free Trust

Investment in Securities
at November 30, 2002


                                             Principal Amount            Value
                                                (M=$1,000)             (Note 1)
--------------------------------------------------------------------------------
Bonds 94.7%
Pennsylvania 84.3%
Allegheny County G/O
 5.15%, 10/01/11 (FGIC)                           1,000M             $ 1,048,310
Allegheny County Hospital
 6%, 10/01/03 (FGIC)                              1,000M               1,022,500
Armstrong County
 Hospital Auth.
 6.25%, 06/01/13
 (AMBAC)                                          1,200M               1,228,764
Carbon County
 3.9%, 07/15/14 (MBIA)                              520M                 505,294
Cornwall-Lebanon PA
 School District
 4.25%, 03/01/10 (MBIA)                           1,000M               1,032,050
Delaware Valley PA
 Regional Fin. Auth.
 5.75%, 07/01/17                                  1,000M               1,119,980
Delaware Valley PA
 Regional Fin. Auth.
 5.5%, 08/01/28
 (AMBAC)                                          1,000M               1,076,310
Grove City PA Hospital Auth.
 5.25%, 07/01/12 (ACA)                              500M                 517,545
Jim Thorpe PA Area
 School District
 5.3%, 03/15/16 (MBIA)                            1,500M               1,648,875
Lehigh County Industrial
 Dev. Auth.
 6.15%, 08/01/29 (MBIA)                           1,000M               1,104,320
Northampton County G/O
 5.75%, 10/01/13 (FSA)                            1,000M               1,126,240
Oxford Area School District
 5.25%, 02/15/10 (FGIC)                           1,000M               1,099,750
Parkland, PA School District
 5.375%, 09/01/15 (FGIC)                          1,000M               1,108,700
Pennsylvania Higher
 Educ. Facs.
 5.625%, 12/01/27 (MBIA)                          1,000M               1,048,950
Pennsylvania Housing
 Finance Agency
 5.8%, 10/01/29                                   1,000M               1,019,640
Pennsylvania Infrastruction
 Rev. Bond
 5.625%, 09/01/13 (MBIA)                          1,000M               1,102,580
Pennsylvania State G/O
 6.25%, 07/01/11                                  1,000M               1,176,230
Pennsylvania State Ind'l.
 Dev. Auth.
 5.5%, 07/01/15 (AMBAC)                           1,000M               1,107,470
PA State Turnpike Commn.
 5.375%, 07/15/14
 (AMBAC)                                          1,000M               1,091,140
Pennsylvania Trafford
 School Dist.
 5.9%, 05/01/11 (MBIA)                            1,000M               1,058,760
Philadelphia Water & Waste
 6.25%, 08/01/11 (MBIA)                           1,000M               1,176,840
 6.25%, 08/01/12 (MBIA)                             500M                 592,450
Pittsburgh, PA Water &
 Sewer System Rev.
 6.5%, 09/01/13 (FGIC)                            1,000M               1,207,900
Pittsburgh Series A
 5.75%, 09/01/13 (FGIC)                           1,000M               1,141,760
York County Solid Waste
 5.5%, 12/01/14 (FGIC)                            1,000M               1,121,490
                                                                     -----------
                                                                      26,483,848
                                                                     -----------
Puerto Rico 10.4%
Puerto Rico Children's
 Trust Fund
 6%, 07/01/26                                     1,000M             $ 1,165,780
Puerto Rico Commonwealth
 Hwy & Transport
 5.5%, 07/01/36                                   1,000M               1,029,890
Puerto Rico G/O
 5.5%, 07/01/29                                   1,000M               1,066,910
                                                                     -----------
                                                                       3,262,580
                                                                     -----------
Total Bonds
 (Cost $27,889,344)                                                   29,746,428
                                                                     -----------

                                                                        Value
                                                Shares                (Note 1)
--------------------------------------------------------------------------------
Short-Term Investments 3.8%
BlackRock Pennsylvania
 Municipal Money Market
 Institutional Class
 (Cost $1,200,000)                             1,200,000             $ 1,200,000
                                                                     -----------
Total Investments
 (Cost $29,089,344)*                                                  30,946,428

Excess of Other Assets
 Over Liabilities 1.5%                                                   465,038
                                                                     -----------
Net Assets                                                           $31,411,466
                                                                     ===========

* Cost for federal income tax purposes is substantially similar. At November 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $1,857,084 of which $1,893,457 related to appreciated securities and $36,373 related to depreciated securities. The following abbreviations are used in portfolio descriptions:
  (ACA) - ACA Financial Guaranty Corp.
  (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
  (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
  (FSA) - Guaranteed by Financial Security Assurance Inc.
  (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
  G/O - General Obligation Bond

                                              See Notes to Financial Statements.

                      Sentinel Pennsylvania Tax-Free Trust

Statement of Assets and Liabilities
at November 30, 2002


--------------------------------------------------------------------------------
Assets
Investments at value (Cost $ 29,089,344)                            $30,946,428
Cash and cash equivalents                                               448,352
Receivable for fund shares sold                                         100,030
Receivable for interest                                                 492,896
                                                                    -----------
 Total Assets                                                        31,987,706
                                                                    -----------

--------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                        515,375
Payable for fund shares repurchased                                      24,036
Accrued expenses                                                         10,514
Management fee payable                                                   14,286
Distribution fee payable                                                  7,946
Fund service fee payable                                                  4,083
                                                                    -----------
  Total Liabilities                                                     576,240
                                                                    -----------
Net Assets Applicable to Outstanding Shares                         $31,411,466
                                                                    ===========
Net Asset Value and Offering Price Per Share
$31,411,466 / 2,403,565 shares outstanding                          $     13.07
Sales Charge-- 4.00% of Offering Price                                     0.54
                                                                    -----------
Maximum Offering Price Per Share                                    $     13.61
                                                                    ===========

--------------------------------------------------------------------------------
Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                     $29,833,672
Accumulated undistributed net investment income                           1,210
Accumulated undistributed net realized loss on investments             (280,500)
Unrealized appreciation of investments                                1,857,084
                                                                    -----------
Net Assets                                                          $31,411,466
                                                                    ===========

Statement of Operations
For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                            $ 1,462,819
                                                                    -----------
Expenses:
Management advisory fee                                                 163,702
Transfer agent fees                                                      45,950
Custodian fees                                                            5,209
Distribution expense                                                     59,531
Accounting services                                                      12,000
Auditing fees                                                             2,500
Legal fees                                                                5,500
Reports and notices to shareholders                                       1,500
Registration and filing fees                                              5,805
Directors' fees and expenses                                             35,202
Other                                                                     1,365
                                                                    -----------
  Total Expenses                                                        338,264
  Expense Offset                                                         (4,209)
                                                                    -----------
  Net Expenses                                                          334,055
                                                                    -----------
Net Investment Income                                                 1,128,764
                                                                    -----------

--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                                87,382
Net change in unrealized appreciation                                   342,108
                                                                    -----------
Net Realized and Unrealized Gain on Investments                         429,490
                                                                    -----------
Net Increase in Net Assets from Operations                          $ 1,558,254
                                                                    ===========

See Notes to Financial Statements.

                      Sentinel Pennsylvania Tax-Free Trust

Statement of Changes on Net Assets

                                                   Year Ended        Year Ended
                                                     11/30/02          11/30/01
--------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                             $ 1,128,764       $ 1,228,200
Net realized gain (loss) on sales of
 investments                                           87,382           (24,460)
Net change in unrealized appreciation                 342,108           981,048
                                                  -----------       -----------
Net increase in net assets from
 operations                                         1,558,254         2,184,788
                                                  -----------       -----------
--------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                         (1,130,282)       (1,226,100)
From realized gain on sale of investments                   -                 -
                                                  -----------       -----------
Total distributions to shareholders                (1,130,282)       (1,226,100)
                                                  -----------       -----------
--------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   4,566,895         2,525,315
Net asset value of shares in reinvestment
 of dividends and distributions                       757,675           816,069
                                                  -----------       -----------
                                                    5,324,570         3,341,384
Less: Payments for shares reacquired               (3,703,148)       (3,431,202)
                                                  -----------       -----------
Increase (decrease) in net assets from
 capital share transactions                         1,621,422           (89,818)
                                                  -----------       -----------
Total Increase in Net Assets for period             2,049,394           868,870
Net Assets: Beginning of period                    29,362,072        28,493,202
                                                  -----------       -----------
Net Assets: End of period                         $31,411,466       $29,362,072
                                                  ===========       ===========
Undistributed Net Investment Income
 at End of Period                                 $     1,210       $     2,728
                                                  ===========       ===========

See Notes to Financial Statements.

                      Sentinel Pennsylvania Tax-Free Trust

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                11/30/02(A)   11/30/01(A)   11/30/00(A)    11/30/99      11/30/98
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                              $ 12.87       $ 12.46       $ 12.15      $ 13.48       $ 13.34
                                                                -----------   -----------   -----------   ----------    ----------
Income (Loss) from Investment Operations
Net investment income                                                  0.49          0.54          0.60         0.62          0.63
Net realized and unrealized gain (loss) on investments                 0.20          0.41          0.31        (1.04)         0.26
                                                                -----------   -----------   -----------   ----------    ----------
Total from investment operations                                       0.69          0.95          0.91        (0.42)         0.89
                                                                -----------   -----------   -----------   ----------    ----------
Less Distributions
Dividends from net investment income                                   0.49          0.54          0.60         0.62          0.63
Distributions from realized gains on investments                          -             -             -         0.29          0.12
                                                                -----------   -----------   -----------   ----------    ----------
Total Distributions                                                    0.49          0.54          0.60         0.91          0.75
                                                                -----------   -----------   -----------   ----------    ----------
Net asset value at end of period                                    $ 13.07       $ 12.87       $ 12.46      $ 12.15       $ 13.48
                                                                ===========   ===========   ===========   ==========    ==========
Total Return(%)*                                                       5.49          7.68          7.75        (3.27)         6.85

Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)                         1.14          1.07          0.75         0.69          0.77
Ratio of expenses to average net assets before
 voluntary expense reimbursements(%)**                                 1.14          1.19          1.17         1.32          1.31
Ratio of net investment income to average
 net assets(%)                                                         3.79          4.16          4.93         4.82          4.65
Ratio of net investment income to average net assets
 before voluntary expense reimbursements(%)**                          3.79          4.05          4.51         4.21          4.14
Portfolio turnover rate(%)                                               23             8             7           21            50
Net assets at end of period (000 omitted)                           $31,411       $29,362       $28,493      $30,630       $34,720

(A) Per share data calculated utilizing average daily shares outstanding.
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (5).

See Notes to Financial Statements.

Notes to Financial Statements

(1) Significant Accounting Policies:

The Sentinel Family of Funds (the "Funds") are comprised of the Sentinel Group Funds, Inc (the "Company") and the Sentinel Pennsylvania Tax Free Trust (the "Trust"). The Company and the Trust are registered as open-end investment companies under the Investment Company Act of 1940, as amended. The Company consists of fourteen separate series - Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. The Sentinel Pennsylvania Tax-Free Trust is also a non-diversified fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity, Sentinel Growth Index, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. A third class of shares called Class C shares are offered for Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel Growth Index, Sentinel International Equity, Sentinel Common Stock, Sentinel Balanced, and Sentinel High Yield Bond. Balanced Fund also offers a fourth class of shares called Class D shares.

    The following is a summary of significant accounting policies followed by the Funds.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Sentinel New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York and Pennsylvania respectively.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2002.

                         Accumulated    Accumulated undistributed
                        undistributed       net realized loss
                        net investment  on investments and foreign     Paid-in
         Fund            income (loss)    currency transactions        capital
----------------------  --------------  --------------------------  ------------
Flex Cap..............    $  616,366          $         -           $  (616,366)
Small Company.........     1,521,625              126,573            (1,648,198)
Mid Cap Growth........     1,564,564                    -            (1,564,564)
International Equity..        61,109              (61,109)                    -
Common Stock..........          (212)                 212                     -
Balanced..............       207,012             (207,012)                    -
High Yield............       113,523             (113,523)                    -
Bond..................       174,037             (174,037)                    -
N.Y. Tax-Free.........           586                    -                  (586)
Government Sec. ......       236,414             (236,414)                    -
Short Maturity Gov't..     1,585,899           (1,443,733)             (142,166)

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The

Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The Sentinel International Equity Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At November 30, 2002 Sentinel High Yield Fund held a State Street Repurchase Agreement with a par amount of $11,382,588 with a maturity date of December 2, 2002 with an interest rate of 0.25%.

H. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 1% of the unused balance is paid quarterly to the custodian bank. Such amounts are considered insignificant during the current year period.

    At November 30, 2002 Sentinel Short Maturity Government Fund had an outstanding balance of $484,900 respectively against this line of credit. The average weighted interest rate was 1.875%.

I. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

    Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

    Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

    Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. On June 30, 2002, a National Life affiliate purchased the affiliates of Provident Mutual Life Insurance Company, which held partnership interests in SAC, SMC and related partnerships. As compensation in full for services rendered under its Advisory Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Flex Cap Opportunity Fund: 0.90% per annum on the average daily net assets. (2) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity and Sentinel Balanced
Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Sentinel Growth Index
Fund: 0.30% per annum on the average daily net assets. (4) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (5) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (6) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (7) With respect to Pennsylvania Tax-Free Trust 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. (8) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

    With respect to Sentinel International Equity Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel International Equity Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel International Equity Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

    With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen"). Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Evergreen will always be at least 0.35% per annum of the average daily net assets.

    With respect to Sentinel Flex Cap Opportunity Fund, SAC has entered into a sub-advisory agreement with Fred Alger and Company, Inc. to provide the SAC with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objectives and policies. Under the agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets.

    All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan".

    Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Pennsylvania Tax-Free Trust and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A shares are not assessed a distribution fee in respect to the seed money and exchange money from separate accounts owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to this class to be less than 0.20%. The Flex Cap Opportunity Fund Class A, B and C shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. This will result in an overall Rule 12b-1 fee to these classes to be less than 0.30% and 1.00% respectively, for so long as National Life maintains its investment in these share classes.

    Under the Plan applicable to the Class B shares, the Class B shares of each of the Flex Cap Opportunity, Common Stock, Balanced, Mid Cap Growth, Small Company, International Equity, High Yield and Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund pays to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

    Under the Plan applicable to the Class C shares, the Class C shares of each of the Flex Cap Opportunity, Mid Cap Growth, Small Company, Growth Index, Common Stock, Balanced, International Equity and High Yield Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

    Under the Plan Applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

    These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

    The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

    SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $4,584,667 for the fiscal year ended November 30, 2002. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $400,103 after allowances of $1,361,135 to Equity Services, Inc., an affiliate of National Life, $109,009 to 1717 Capital Management Company, an affiliate of Provident Mutual, $496,011 to Hornor, Townsend & Kent, Inc. and $126,003 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $2,092,406 to other investment dealers. During this same period, SFSC received $68,045 in contingent deferred sales charges from certain redemptions of Class A shares, $701,663 in contingent deferred sales charges from redemptions of Class B shares, $27,955 in contingent deferred sales charges from redemptions of Class C shares and $16,850 in contingent deferred sales charges from redemptions of Class D shares.

    During the period the Company transacted purchases and sales of portfolio securities through, among others, JMS for which it received $120,685 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

    Each director of Sentinel Group Funds who is not an employee of the advisor or an affiliated company is paid an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended. In regards to Pennsylvania Tax-Free Trust, each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each Board of Trustees meeting attended. Certain directors of the Funds have chosen to have their quarterly fee, earned for retainer and meeting attendance, invested in the Funds. These amounts are included in Directors' fees and expenses and Accrued expenses on the Statements of Operations and Statement of Assets and Liabilities, respectively. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

    Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual,
HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the fiscal year ended November 30, 2002 were $3,711,680.

    SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel International Equity Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C and D shares (excluding the Sentinel International Equity Fund) would also be reduced proportionately. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2002 did not exceed 1.30% of its average daily net assets, attributable to Class A shares of any Fund.

    For the period March 30, 2001 through March 29, 2002 Sentinel Advisors voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios.

     . Government Securities Fund Class A shares 0.82%
     . Short Maturity Government Fund Class A shares 0.74%
     . Tax-Free Income Fund Class A shares 0.71%
     . New York Tax-Free Income Class A shares 0.50%

    Effective March 30, 2002 Sentinel Advisors has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the following:

     . Government Securities Fund Class A shares 0.86%
     . Short Maturity Government Fund Class A shares 0.77%
     . Tax-Free Income Fund Class A shares 0.76%
     . New York Tax-Free Income Class A shares 0.50%

    With respect to the Sentinel Growth Index Fund Class A, Sentinel Advisors voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. Sentinel Advisors currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2002.

    In case of the Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit both the Class B and Class C shares of Sentinel Growth Index Fund.

     For the fiscal year ended November 30, 2002, the total amount reimbursed to Sentinel Growth Index Class A was $71,323, Sentinel Growth Index Class B $18,262, Sentinel Growth Index Class C $1,241, Sentinel Tax-Free Income Fund Class A $145,389, Sentinel New York Tax-Free Class A $104,121, Sentinel Government Securities Fund Class A $122,773, and Sentinel Short Maturity Government Fund Class A $493,889.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 2002 were as follows:

                     Purchases of     Purchases of     Sales of other
                   other than U.S.   U.S. Government     than U.S.        Sales of U.S.
                  Government direct    direct and    Government direct  Government direct
                      and agency         agency          and agency        and agency
   Fund              obligations       obligations      obligations        obligations
------------------------------------------------------------------------------------------
Flex Cap
 Opportunity .....      $ 64,962,259     $       -         $ 65,011,966       $       -
Small Company ....       301,939,347             -          156,980,004               -
Mid Cap Growth ...       365,206,307             -          383,366,073               -
International
 Equity ..........        32,431,176             -           42,421,975               -
Growth Index .....        21,295,437             -           19,866,553               -
Common Stock .....       552,311,897             -          678,219,078               -
Balanced .........       109,369,848      274,506,200       134,164,569        262,730,628
High Yield .......        81,409,472        5,410,938        70,573,820          5,435,938
Bond .............        66,561,154      214,121,264        84,723,632        194,812,469
Tax-Free .........        23,370,570             -           21,543,916               -
N.Y. Tax-Free ....         5,624,224             -            3,167,264               -
Government .......              -         393,481,883              -           361,898,234
Short Maturity ...              -         282,861,507              -           114,919,201
PA Tax-Free ......         6,964,136             -            6,652,010               -

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

     For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 2002 as follows:

Capital Loss Carryforward

                                                                     Expiring in
                                                                     -----------
Sentinel Flex Cap Opportunity                 $16,681,535            11/30/2008
                                               20,962,297            11/30/2009
                                               11,222,962            11/30/2010
                                              -----------
                 Total                        $48,866,794
                                              ===========
Sentinel Small Company                        $13,619,976            11/30/2010
                                              ===========
Sentinel Mid Cap Growth                       $46,251,717            11/30/2009
                                               46,931,295            11/30/2010
                                              -----------
                 Total                        $93,183,012
                                              ===========
Sentinel Growth Index                         $ 1,377,084            11/30/2008
                                               15,095,408            11/30/2009
                                                9,840,677            11/30/2010
                                              -----------
                 Total                        $26,313,169
                                              ===========
Sentinel Common Stock                         $   282,289            11/30/2010
                                              ===========
Sentinel Balanced                             $ 3,274,727            11/30/2010
                                              ===========
Sentinel High Yield Bond                      $ 1,490,419            11/30/2006
                                                4,543,183            11/30/2007
                                                5,502,189            11/30/2008
                                               11,485,809            11/30/2009
                                                2,122,093            11/30/2010
                                              -----------
                 Total                        $25,143,693
                                              ===========
Sentinel Bond                                 $   235,561            11/30/2004
                                                3,189,185            11/30/2007
                                                6,075,636            11/30/2008
                                              -----------
                 Total                        $ 9,500,382
                                              ===========
Sentinel Tax-Free Income                      $    18,103            11/30/2008
                                              ===========
Sentinel N.Y. Tax Free                        $   147,786            11/30/2007
                                                   10,660            11/30/2008
                                                    5,151            11/30/2009
                                              -----------
                 Total                        $   163,597
                                              ===========
Sentinel Government Securities                $ 3,442,855            11/30/2007
                                                  405,855            11/30/2008
                                              -----------
                 Total                        $ 3,848,710
                                              ===========
Sentinel Short Maturity Government            $    83,225            11/30/2004
                                                  166,838            11/30/2005
                                                1,566,785            11/30/2007
                                                  748,798            11/30/2008
                                                1,372,649            11/30/2010
                                              -----------
                 Total                        $ 3,938,295
                                              ===========
Sentinel PA Tax-Free Trust                    $     9,569            11/30/2007
                                                  246,471            11/30/2008
                                                   24,460            11/30/2009
                                              -----------
                 Total                        $   280,500
                                              ===========

     It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire. The Sentinel Short Maturity Government Securities had capital loss carryforwards expire this fiscal year in the amount of $142,166.

(4) Fund Shares:
At November 30, 2002, 2 billion shares of one cent par value were authorized. There are 1.45 billion shares allocated to the various Funds as Class A shares, 310 million shares allocated to the various Funds as Class B shares, 120 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

                                                                                               Net
                                                      Shares issued in                       increase
                                                      reinvestment of                       (decrease)
                                                       dividends and          Shares         in shares
   Fund                               Shares sold      distributions        reacquired      outstanding
   ----                               -----------      -------------        ----------      -----------
Year Ended 11/30/02
Flex Cap Opportunity - A............      735,141                 -          1,427,520         (692,379)
Flex Cap Opportunity - B............      396,906                 -            775,696         (378,790)
Flex Cap Opportunity - C............      146,348                 -            211,568          (65,220)
Small Company - A...................   36,764,905           314,622         14,665,007       22,414,520
Small Company - B...................    6,439,188            79,231          2,142,643        4,375,776
Small Company - C...................    4,830,774             3,874            230,093        4,604,555
Mid Cap Growth - A..................    3,287,376                 -          4,505,571       (1,218,195)
Mid Cap Growth - B..................      384,449                 -            653,400         (268,951)
Mid Cap Growth - C..................      190,907                 -            220,603          (29,696)
International Equity - A*...........   18,155,108            73,563         19,231,024       (1,002,353)
International Equity - B*...........      176,728             4,029            413,763         (233,006)
International Equity - C*...........      271,065               374            277,887           (6,448)
Growth Index - A....................      778,834               763            705,915           73,682
Growth Index - B....................      181,523                 -            250,020          (68,497)
Growth Index - C....................       45,047                 -             35,912            9,135
Common Stock - A....................    4,597,805         3,592,756          7,630,929          559,632
Common Stock - B....................      486,863           409,554          1,145,485         (249,068)
Common Stock - C....................    1,306,402            47,091          1,368,042          (14,549)
Balanced - A........................    1,781,615         1,017,007          2,533,689          264,933
Balanced - B........................      498,698           192,197            789,373          (98,478)
Balanced - C........................      143,958            23,544            196,097          (28,595)
Balanced - D........................      254,228            17,094             50,535          220,787
High Yield - A......................    3,425,090           157,872          1,110,946        2,472,016
High Yield - B......................    1,078,111           280,670            782,851          575,930
High Yield - C......................    1,306,985            22,309          1,005,510          323,784
Bond - A............................    8,021,014           404,708          8,198,522          227,200
Bond - B............................    1,427,055           121,249          1,069,796          478,508
Tax-Free............................    1,943,328           157,548          2,145,704          (44,828)
N.Y. Tax-Free.......................      308,953            59,300            133,650          234,603
Government..........................    6,648,497           311,781          3,776,787        3,183,491
Short Maturity......................   25,564,645           673,639          9,401,298       16,836,986
U.S. Treasury - A...................  394,281,662         1,002,303        417,042,181      (21,758,216)
U.S. Treasury - B...................   11,693,723            65,846          8,122,476        3,637,093
Pennsylvania Tax-Free...............      349,706            58,533            286,548          121,691

Year Ended 11/30/01
Flex Cap Opportunity - A............    1,578,463                 -          1,212,155          366,308
Flex Cap Opportunity - B............      551,834                 -            488,937           62,897
Flex Cap Opportunity - C............      217,701                 -            235,164          (17,463)
Small Company - A...................   21,058,515         7,105,114         12,828,376       15,335,253
Small Company - B...................    3,938,491         1,453,392          1,090,562        4,301,321
Small Company - C**.................      338,838                 -                313          338,525
Mid Cap Growth - A..................    6,275,124         1,399,160          6,765,391          908,893
Mid Cap Growth - B..................      731,203           324,746            595,244          460,705
Mid Cap Growth - C..................      340,701            14,133            247,029          107,805
World - A...........................   24,661,987         1,127,495         23,533,984        2,255,498
World - B...........................      141,396           258,574            327,339           72,631
World - C...........................      422,561            23,501            434,406           11,656
Growth Index - A....................      928,980                 -            858,106           70,874
Growth Index - B....................      229,064                 -            286,272          (57,208)
Growth Index - C....................       33,660                 -              8,308           25,352
Common Stock - A....................    5,036,484         4,201,439          7,066,485        2,171,438
Common Stock - B....................      531,861           461,555            630,625          362,791
Common Stock - C....................    1,603,816            23,782          1,552,823           74,775
Balanced - A........................    1,574,058         1,418,912          2,317,729          675,241
Balanced - B........................      569,006           267,978            590,328          246,656
Balanced - C........................      285,298            18,759            131,760          172,297
Balanced - D........................      150,117            12,483             16,833          145,767
High Yield - A......................    2,010,629           137,377          1,599,108          548,898
High Yield - B......................      710,575           196,830            915,561          (8,156)
High Yield - C......................    1,190,993            22,230          1,132,897           80,326
Bond - A............................    9,781,484           467,225         10,304,889          (56,180)
Bond - B............................    1,046,990           135,107            722,124          459,973
Tax-Free............................      962,887           164,886          1,003,188          124,585
N.Y. Tax-Free.......................      425,289            56,931            163,150          319,070
Government..........................    3,032,755           299,766          2,341,380          991,141
Short Maturity......................    7,648,467           326,684          3,931,694        4,043,457
U.S. Treasury - A...................  729,991,934         2,837,539        740,991,043       (8,161,570)
U.S. Treasury - B...................   10,381,963           155,855          8,295,510        2,242,308
Pennsylvania Tax-Free...............      196,113            63,532            265,268           (5,623)

 ** Formerly Sentinel World Fund. Name change effective July 1, 2002.
*** For the period from July 9, 2001 (commencement of operations) through November 30, 2001.

(5) Post Retirement Benefits:
The Company provides certain health care and life insurance benefits to its retirees. At November 30, 2002 the projected obligation for such benefits had been accrued.

(6) Distributions to Shareholders:
The tax character of distributions paid during the year ended November 30, 2002 were as follows:


                                 Tax-Exempt      Long Term Return
                    Ordinary       Ordinary     Capital         Of
Fund                  Income         Income        Gain    Capital         Total
                   -------------------------------------------------------------
Small Company ....         0            0     2,367,964         0      2,367,964
International
  Equity ......... 1,187,321            0             0         0      1,187,321
Growth Index .....    18,867            0             0         0         18,867
Common Stock ..... 6,483,153            0   135,897,148         0    142,380,301
Balanced ......... 5,628,797            0    14,990,140         0     20,618,937
High Yield ....... 5,792,139            0             0         0      5,792,139
Bond ............. 4,657,057            0             0         0      4,657,057
Tax-Free .........         0    3,186,572             0         0      3,186,572
N.Y. Tax-Free ....         0    1,084,003             0         0      1,084,003
Government ....... 4,015,282            0             0         0      4,015,282
Short Maturity ... 7,492,581            0             0         0      7,492,581
US Treasury ...... 1,204,227            0             0         0      1,204,227
PA Tax-Free ......         0    1,130,282             0         0      1,130,282


(7) Subsequent Events:
At the Sentinel Board of Directors Meeting held on December 12, 2002 a new fund called Sentinel Capital Markets Income Fund was approved to commence operations at or around February 28, 2003. This fund will be sub-advised by Evergreen Investment Management Company.

     On December 19, 2002, the Sentinel Funds paid the following dividends and distributions per share:

                                      Net       Short-term             Long-Term
                               Investment          Capital               Capital
                                   Income             Gain                  Gain
--------------------------------------------------------------------------------
International Equity - A ......    $ .189              $ -              $ .07417
International Equity - B ......      .028                -                .07417
International Equity - C ......         -                -                .07417
Growth Index - A ..............      .057                -                     -
Common Stock - A ..............      .056                -                     -
Balanced - A ..................      .073                -                     -
Balanced - B ..................      .045                -                     -
Balanced - C ..................      .037                -                     -
Balanced - D ..................      .029                -                     -
High Yield - A ................      .047                -                     -
High Yield - B ................      .043                -                     -
High Yield - C ................      .041                -                     -
Bond - A ......................      .027                -                     -
Bond - B ......................      .023                -                     -
Tax-Free - A ..................      .047                -                     -
N.Y. Tax-Free - A .............      .039                -                     -
Government - A ................      .043                -                     -
Short Maturity - A ............      .036                -                     -
PA Tax-Free - A ...............      .040                -                     -

Report of Independent Accountants

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, comprising the Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust, (hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York December 20, 2002

Federal Tax Status of Dividends and Distributions (Unaudited)

     For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 2002 qualifying for the 70% dividend received deduction available to corporations are as follows:

     o    Sentinel Growth Index Fund 100%

     o    Sentinel Common Stock Fund 100%

     o    Sentinel Balanced Fund 48%

     In January 2003 you will be sent 2002 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 2002. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 2002. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

                           Services for Shareholders

How to contact Sentinel

By telephone. Getting in touch with Sentinel is as easy as making a telephone call, or going on the internet.

     You can contact Sentinel Investor Services 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

     The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

     You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:                   Express Deliveries:
Sentinel Funds                       Sentinel Funds
P.O. Box 1499                        One National Life Drive
Montpelier, VT 05601-1499            Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check directly to Sentinel Administrative Service Company.

To invest automatically. Sentinel offers a number of ways to invest automatically.

To transfer money periodically from your checking or savings account into any Sentinel fund:

     . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Growth Index Fund Automatic Investment Plan minimums:
         $100 initial, $100 subsequent.)
     .   Decide the frequency of your investment.
     . Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.
     . You can also choose to have the amount of your Automatic Investment Plan investments increase automatically by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:

     . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.
     .   Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:

     .   Complete the Telephone Investment Service section of the Application.
     . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel Investor Services.


To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel Service, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel funds

To make a telephone exchange. Call Investor Services before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.

     o There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.
     o No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.
     o New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.
     o   Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Investor Services for instructions.

Address. Call Investor Services - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 365 days at no sales charge.

How to redeem shares

By telephone. Call before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).

     o Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.

     o For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of Sentinel High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free, New York Tax-Free, Pennsylvania Tax-Free and U.S. Treasury Money Market funds only.

     o The minimum amount per check is $500 ($250 for the U.S. Treasury Money Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.

     o   There is no maximum number of checks per month.

     o   Note that check writing is not available on retirement plan accounts.

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel Service.

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.

     . You will receive your Portfolio Statement quarterly.
     . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Investor Services for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Trust services. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.5 billion in trust and retirement accounts.

Tax deferred retirement plans. Sentinel Service, as agent for American Guaranty & Trust Co., will act as custodian for:

     . Individual Retirement Accounts (IRAs)
     . SIMPLE IRAs
     . 403(b)(7) Plans
     . Roth IRAs
     . Roth Conversion IRAs
     . Coverdell ESA
     . SEP IRAs

Certificates. You can obtain certificates for your Sentinel Funds shares, but it's not recommended because you must return them when redeeming shares or changing ownership. Also, if certificates are lost or destroyed, you will have to purchase a surety bond from an insurance company to replace them.

Want more information about investing?

Ask your financial advisor or call. We'll be happy to send you more information on the fine Sentinel Companies products and services listed below:

     . Asset Allocation - An Investor's Guide
     . Retirement Planning - The 30 Minute Strategy Kit
     . Sentinel Plus 401(k) Plan
     . 403(b) Retirement Plan Kit
     . Individual Retirement Accounts (IRA) and SIMPLE IRAs
     . The Roth IRA
     . The Sentinel Automatic Investment Plan
     . American Guaranty & Trust Company trust services
     . Dollar Cost Averaging
     . Sentinel OnCall 24 automated account interaction service

                     The Sentinel Funds Board of Directors


                                   [GRAPHIC]

Standing, left to right: Joseph M. Rob, Richard I. Johannesen, Jr., Keniston P. Merrill, Robert B. Mathias, John Raisian, Richard J. Borda.

Seated, left to right: Dr. Kalman J. Cohen, Susan M. Sterne, Deborah G. Miller, John D. Feerick.

Not pictured: Angela E. Vallot.

                               Directors/Trustees

The same 11 persons serve as Directors of Sentinel Group Funds, Inc. and Trustees of Sentinel Pennsylvania Tax-Free Trust. Their names and other information about them are set forth below.

                         Position(s)       Term of Office*                                          Number of
                         Held with         and Length of     Principal Occupation(s) During         Funds           Public
Name, Address, Age       the Funds         Time Served       Past Five Years                        Overseen        Directorships
-----------------------------------------------------------------------------------------------------------------------------------
Richard J. Borda(71)     Director/Truste   Director/Truste   Retired; National Life Insurance       2 registered
P.O. Box 6091                              since 1985        Company - Former Vice Chairman         investment
Carmel, California                                           of the Board, 1985 to 1990,            companies
93923                                                        Director, 1975 to 1991; The            consisting of
                                                             Monterey Institute for International   15 portfolios
                                                             Studies - Vice Chairman, Director
                                                             and Trustee, 1991 to present
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Kalman J. Cohen      Director/Trustee  Director/Trustee  Distinguished Bank Research            2 registered
(71)                                       since 1973        Professor Emeritus, The Fuqua          investment
2312 Honeysuckle                                             School of Business, Duke University,   companies
Court                                                        1993 to present                        consisting of
Chapel Hill, North                                                                                  15 portfolios
Carolina 27514-1711
-----------------------------------------------------------------------------------------------------------------------------------
John D. Feerick(66)      Director/Truste   Director/Truste   Fordham University School of Law -     2 registered    Wyeth -
140 West 62nd Street                       since 1984        Dean, 1982 to 2002; Professor of       investment      Director, 1987
New York, New York                                           Law, 2002 to present; Trustee - New    companies       to present
10023                                                        York Medical College, 2000 to          consisting of
                                                             present; GHI - Director, 1999 to       15 portfolios
                                                             present; American Arbitration
                                                             Association - Former Director and
                                                             Chair
-----------------------------------------------------------------------------------------------------------------------------------
Richard I.               Director/Truste   Director/Truste   Retired; Former Vice President and     2 registered
Johannesen, Jr.(68)                        since 1994        Manager - Bond Market Research         investment
87 Whitney Lane                                              Department, Salomon Brothers Inc.      companies
Stowe, Vermont 05672                                                                                consisting of
                                                                                                    15 portfolios
-----------------------------------------------------------------------------------------------------------------------------------
Robert B. Mathias        Director/Trustee  Director/Trustee  Sports Consultant; formerly            2 registered
(72)                                       since 1993        Executive Director - National          investment
7469 East Pine Avenue                                        Fitness Foundation; former U.S.        companies
Fresno, California                                           Congressman                            consisting of
93727                                                                                               15 portfolios

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

--------------------------------------------------------------------------------
                         Directors/Trustees (Continued)

                                         Term of
                       Position(s)       Office*                                           Number of
                       Held with         and Length of    Principal Occupation(s) During   Funds          Public
Name, Address, Age     the Funds         Time Served      Past Five Years                  Overseen       Directorships
------------------------------------------------------------------------------------------------------------------------
Keniston P. Merrill    Director/Trustee  Director/Trustee Retired; Former Chairman of the  2 registered
(66)                                      since 1987      Board of the Company, 1990 to    investment
Brainstorm Farm,                                          1997; Chairman of the Board of   companies
P.O. Box 404                                              the Pennsylvania Fund, 1990 to   consisting of
Randolph, Vermont                                         1997; Sentinel Advisors          15 portfolios
05060                                                     Company - Chairman and Chief
                                                          Executive Officer, 1993 to
                                                          1997; American Guaranty &
                                                          Trust Company - Director,
                                                          1993 to 1997
-------------------------------------------------------------------------------------------------------------------------
Deborah G. Miller      Director/Trustee  Director/Trustee Egenera - Chief Executive        2 registered
(53)                                     since 1995       Officer, 2002 to present; On     investment
1117 Hamilton Avenue                                      Demand, Inc. - Chief Executive   companies
Palo Alto, California                                     Officer, 2001 to 2002; OPI -     consisting of
94301                                                     Chief Executive Officer,         15 portfolios
                                                          2001; Covia - Chief Executive
                                                          Officer, 1999 to 2001; Digital
                                                          Equipment Corporation - Vice
                                                          President-Americas Systems
                                                          Business Unit, 1995 to 1998.
--------------------------------------------------------------------------------------------------------------------------
John Raisian, Ph.D.    Director/Trustee  Director/Trustee Director and Senior Fellow -     2 registered
(53)                                      since 1996      Hoover Institution (academic     investment
Hoover Institution,                                       institution), 1991 to present;   companies
Stanford University                                       Director, Stanford Faculty       consisting of
Serra and Galvey Streets                                  Club, 1994 to present;           15 portfolios
Stanford, California                                      Member of the Editorial Board,
94305-6010                                                Journal of Labor Research,
                                                          1983 to present; Member,
                                                          American Economic Association,
                                                          World Affairs Council, Council
                                                          of Foreign Relations, National
                                                          Association of Scholars

--------------------------------------------------------------------------------------------------------------------------
Susan M. Sterne        Director/Trustee  Director/Trustee Economic Analysis Associates,    2 registered
(56)**                                   since 1990       Inc. - President and Chief       investment
5 Glen Court                                              Economist, 1979 to present       companies
Greenwich, Connecticut                                                                     consisting of
06830-4505                                                                                 15 portfolios
--------------------------------------------------------------------------------------------------------------------------
Angela E. Vallot       Director/Trustee  Director/Trustee Colgate-Palmolive Company -      2 registered
(46)                                     since 1996       Vice President - Global          investment
Colgate-Palmolive                                         Workplace Initiatives, 2001 to   companies
Company                                                   present; Texaco, Inc. (major oil consisting of
300 Park Avenue                                           company) - Director of           15 portfolios
New York, New York                                        Stakeholder Relations, 1997
10022                                                     to 2001; Trustee, District of
                                                          Columbia Retirement Board;
                                                          Member of the Steering Committee
                                                          of the NAACP Legal Defense Fund

 * Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.
 **Ms. Sterne's son is married to the daughter of John M. Grab, Jr., the Vice
   President of the Funds.

--------------------------------------------------------------------------------
                                    Officers

Certain information relating to Joseph M. Rob, the Director/Trustee who is an "interested person" of the Funds as defined in the Investment Company Act, and the other officers of the Funds is set forth below. These individuals are interested persons of the Funds because of their positions with the investment adviser and the principal underwriter of the Funds, and their affiliates.

                     Position(s)      Term of Office*                                   Number of
                     Held with        and Length of    Principal Occupation(s)          Funds        Public
Name, Address, Age   the Funds        Time Served      During Past Five Years           Overseen     Directorships
-----------------------------------------------------------------------------------------------------------------------
Joseph M. Rob (60)   Chairman,        Chairman since   Sentinel Management Company -    2 registered
National Life Drive  President and    2002, President  Chief Executive Officer,         investment
Montpelier, Vermont  Director/Trustee since 1990 and   1993 to present; Sentinel        companies
05604                                 Director/Trustee Financial Services               consisting of
                                      since 1996       Company - Chief Executive        15 portfolios
                                                       Officer, 1993 to present;
                                                       Sentinel Administrative
                                                       Services Company - Chief
                                                       Executive oFficer, 1993 to
                                                       present; ESI - Chairman, Chief
                                                       Executive Officer, and
                                                       Director, 1985 to
                                                       present, President, 1997
                                                       to present; American
                                                       Guaranty & Trust Company
                                                       - Director, 1993 to
                                                       present; LSW National
                                                       Holdings, Inc. -
                                                       Director, 1996 to
                                                       present; Life Insurance
                                                       Company of the Southwest
                                                       - Director, 1996 to
                                                       present
-----------------------------------------------------------------------------------------------------------------------
John M. Grab, Jr.,   Vice President   Vice President   Sentinel Management Company -    2 registered
C.P.A. (57)          and Chief        Since 1988,      Senior Vice President, 1993      investment
National Life Drive  Financial        Chief Financial  to present; Sentinel             companies
Montpelier, Vermont  Officer          Officer since    Administrative Service Company - consisting of
05604                                 2002             Senior Vice President, 1993      15 portfolios
                                                       to present; ESI - Senior Vice
                                                       President and Chief Financial
                                                       Officer, 1988 to present;
                                                       American Institute of
                                                       Certified Public Accountants;
                                                       The Vermont Society of
                                                       Certified Public Accountants
-----------------------------------------------------------------------------------------------------------------------
Thomas P. Malone     Vice President   Vice President   Sentinel Administrative          2 registered
(46)                 and Treasurer    and Treasurer    Service Company - Vice           investment
National Life Drive                   since 1997       President, 1997 to present;      companies
Montpelier, Vermont                                    Assistant Vice President,        consisting of
05604                                                  1990 to 1997; Sentinel Group     15 portfolios
                                                       Funds, Inc. - Vice President
                                                       & Treasurer, 1997 to present;
                                                       Assistant Vice President,
                                                       1990 to 1997


*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                      Position(s)    Term of Office***                                         Number of
                      Held with      and Length of       Principal Occupation(s) During        Funds          Public
Name, Address, Age    the Funds      Time Served         Past Five Years                       Overseen       Directorships
---------------------------------------------------------------------------------------------------------------------------
D. Russell Morgan     Secretary      Secretary since     National Life - Assistant General     2 registered
(47)                                 1988                Counsel, 2001 to present; Senior      investment
National Life Drive                                      Counsel, 2000 to 2001; Counsel,       companies
Montpelier, Vermont                                      1994 to 2000; ESI - Counsel, 1986     consisting of
05604                                                    to present; Sentinel Advisors         15 portfolios
                                                         Company - Sentinel Financial
                                                         Services Company - Sentinel
                                                         Administrative Service Company -
                                                         Counsel, 1993 to present

Investment Adviser                       Custodian and Dividend Paying Agent
Sentinel Advisors Company                State Street Bank - Kansas City

Principal Underwriter                    Transfer Agent, Shareholder Servicing
Sentinel Financial Services Company      Agent and Administrator
                                         Sentinel Administrative Service Company
Counsel
Sidley Austin Brown & Wood LLP

Independent Accountants
PricewaterhouseCoopers LLP

*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

                                A Brief History

[GRAPHIC]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

   Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

   Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Four more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel High Yield Bond Fund, Sentinel Growth Index Fund and Sentinel Flex Cap Opportunity Fund were introduced on September 2, 1986, October 1, 1990, June 23, 1997, September 10, 1999, and February 25, 2000 respectively.

   In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

   On March 1, 1993, National Life Insurance Company and Provident Mutual
Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine Provident Mutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are Sentinel Small Company Fund, Sentinel World Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

   Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

   On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

   Effective April 1, 1996, five Sentinel Funds offered two classes of shares:
Sentinel Small Company, Sentinel World, Sentinel Common Stock, Sentinel Balanced and Sentinel Bond funds. The new class is called "Class B shares" while the original class is called "Class A shares." Sentinel U.S. Treasury Money Market Fund also has Class B shares which are primarily available through exchanges from the other Class B shares. On January 12, 1998 Sentinel Mid Cap Growth also offered Class B shares. Effective May 4, 1998 a third class of shares, Class C shares were offered on the following Funds, Sentinel Common Stock, Sentinel Balanced, Sentinel World and Sentinel High Yield Bond Funds. Also on January 4, 1999 a fourth class of shares, Class D shares were offered on the Sentinel Balanced Fund. Effective March 30, 2000 Class C shares were offered on Sentinel Mid Cap Growth and Sentinel Growth Index Funds. Effective July 9, 2001 Class C shares were offered on Sentinel Small Company Fund. Effective June 30, 2002, Provident Mutual sold its interest in the partnership to National Life.

   The fifteen funds in the Sentinel Family of Funds, which includes the fourteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $2.7 billion which are managed in approximately 155,600 individual, corporate and institutional accounts. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

[LOGO]    Sentinel Funds
          Integrity Since 1934


Sentinel Flex Cap Opportunity Fund

Sentinel Small Company Fund

Sentinel Mid Cap Growth Fund

Sentinel International Equity Fund

Sentinel Growth Index Fund

Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com




SF0104A(1102)                                                     Cat. No. 43603